UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
CYCLE COUNTRY ACCESSORIES CORP.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
Common Stock, par value $.001 per share
(2)	Aggregate number of securities to which transaction applies:
6,957,328
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The proposed transaction has an aggregate value of $9,700,000. The filing fee was determined by multiplying the proposed value of the transaction by 0.0001146.
(4)	Proposed maximum aggregate value of transaction:
$9,700,000.
(5)	Total fee paid:
$1,111.62.
☒	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CYCLE COUNTRY ACCESSORIES CORP.

1701 38th Avenue West

Spencer, IA 51301

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

APPROVING ASSET PURCHASE AGREEMENT

AND AMENDMENT TO ARTICLES OF INCORPORATION

To the Stockholders of Cycle Country Accessories Corp.:

NOTICE IS HEREBY GIVEN, in accordance with Nevada Revised Statutes Chapter 78 (“Nevada Law”) that, on                     , 2011, the holders of a majority of the outstanding shares of Cycle Country Accessories Corp., a Nevada corporation, entitled to vote thereon, acting by written consent without a meeting of stockholders, took the following actions:

(1)                                    authorized, adopted and approved the execution, delivery and performance of an Asset Purchase Agreement, dated August 26, 2011 (the “Purchase Agreement”), by and among Cycle Country Accessories Corp., a Nevada corporation, and its wholly-owned subsidiary, Cycle Country Accessories Corporation, an Iowa corporation, as the Sellers, and Kolpin Outdoors, Inc., as the Buyer, and approved the sale of assets contemplated thereby (the “Asset Sale”), and

(2)                                    approved the filing of an amendment to the Company’s Articles of Incorporation to change its name to “ATC Group Inc.” immediately after the closing of the Asset Sale.

As permitted by Nevada Law and the Company’s Articles of Incorporation and its Amended and Restated Bylaws, no meeting of the stockholders of the Company is being held to vote on the approval of the Purchase Agreement, the Asset Sale, or the name change because such transactions have been approved by the requisite number of stockholders in an action by written consent.

The terms and conditions of the Purchase Agreement, the Asset Sale and the name change are described in further detail in the enclosed Information Statement.

Stockholders do not have appraisal rights under Nevada Law.

Dated:                 , 2011

By Order of the Board of Directors,

/s/ Robert Davis
Robert Davis
Chairman and Chief Executive Officer, Chief Financial Officer,
Chief Operating Officer and Secretary

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS ONLY FOR YOUR INFORMATION.

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CYCLE COUNTRY ACCESSORIES CORP.

1701 38th Avenue West

Spencer, IA 51301

SCHEDULE 14C INFORMATION STATEMENT

(Pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended)

          , 2011

Dear Stockholder:

On August 25, 2011, Cycle Country Accessories Corp., a Nevada corporation (the “Company”), and its wholly-owned subsidiary, Cycle Country Accessories Corporation, an Iowa corporation (the “Subsidiary” and, together with the Company, the “Sellers” or “we,” “our,” or “us”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) for the sale (the “Asset Sale”) to Kolpin Outdoors, Inc., a Wisconsin corporation (the “Buyer”), of certain of the assets of the Company and the Subsidiary, which consists of assets related to its business of designing, manufacturing and selling aftermarket accessories for all-terrain vehicles and utility vehicles under the “Cycle Country” brand name (the “Product Line”), for an aggregate purchase price of $9,700,000, subject to certain adjustments and contingencies set forth in the Purchase Agreement and described more fully in this Information Statement.

Immediately following the closing of the Asset Sale and as required by the Purchase Agreement, the Company will file an amendment to its Articles of Incorporation to change its name to “ATC Group Inc.” A copy of the Purchase Agreement is attached as Annex A to this Information Statement.

After careful consideration, the Board of Directors of each of the Company and the Subsidiary have unanimously determined that the Asset Sale is advisable, expedient and in the best interest of the Subsidiary and the Company and the stockholders of the Company. On         , 2011, stockholders of the Company holding approximately       % of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), by written consent approved the Purchase Agreement and the Asset Sale. Action by written consent is sufficient to adopt the Purchase Agreement and approve the Asset Sale without any further action or vote of the stockholders of the Company. In accordance with Nevada law and the Company’s Articles of Incorporation and its Amended and Restated Bylaws, you do not have appraisal or dissenters’ rights in connection with the Asset Sale.

This Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You are urged to read this entire Information Statement carefully. However, no action is required on your part in connection with the Purchase Agreement or the Asset Sale. This Information Statement is provided to the stockholders of the Company as of                     , 2011 (the “Record Date”) only for informational purposes in accordance with Rule 14c-2 of the Exchange Act.

The Company intends to mail this Information Statement to its stockholders on or about           , 2011. Under Rule 14c-2(b) of the Exchange Act, the Asset Sale may be consummated no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. We anticipate that the closing of the Asset Sale will take place as soon as practicable after satisfaction of each of the closing conditions set forth in the Purchase Agreement, but, in any event, under applicable rules of the U.S. Securities and Exchange Commission (the “SEC”), no earlier than 20 calendar days after the mailing of this Information Statement.

Following the Asset Sale, the Company will retain the net proceeds of the Asset Sale and will continue to operate the Company’s PlazCo, Imdyne, and Perf-Form businesses (collectively, the “Retained Business”). The Company also expects to manufacture the Cycle Country Product Line products for the Buyer following the closing until at least March 31, 2012. The Company will continue to exist, and its Common Stock will continue to be traded. It is the Board’s intention to seek growth through the Retained Business, as well as through potential acquisitions or similar business combinations with other companies unrelated to the Product Line.

Sincerely,

/s/ Robert Davis
Robert Davis
Chairman and Chief Executive Officer, Chief Financial Officer,
Chief Operating Officer and Secretary

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS ONLY FOR YOUR INFORMATION.

ASSET PURCHASE AGREEMENT AND ASSET SALE

SUMMARY TERM SHEET

This summary term sheet is intended to give you a brief description of the Asset Sale. This summary term sheet is qualified in its entirety by the more detailed information furnished elsewhere in this Information Statement and in the Purchase Agreement, which is attached as Annex A to this Information Statement. We urge you to review this Information Statement and the Purchase Agreement to gain a more complete understanding of these transactions.

Overview of the Asset Sale

On August 26, 2011, we entered into the Purchase Agreement, pursuant to which the Company and the Subsidiary agreed to sell, and the Buyer agreed to purchase, substantially all of the assets of the Company and the Subsidiary relating to the Product Line, which assets constitute most of the Subsidiary’s operating business. Such assets include, but are not limited to, the intellectual property related to the Product Line, tooling and fixtures used in the manufacture of the Product Line, customer lists, inventories and fixed assets (collectively, the “Acquired Assets”). The Acquired Assets exclude certain assets held by the Subsidiary, including cash, accounts receivable, the Company’s manufacturing plant and associated real property in Spencer, Iowa, assets not related to the Product Line, and certain liquidation inventory. The Company will continue to operate the Retained Business. The Company also expects to manufacture the Cycle Country Product Line products for the Buyer following the closing until at least March 31, 2012.

To fully understand the Asset Sale, you should read this Information Statement and the Purchase Agreement completely. The Purchase Agreement constitutes the legal document that governs the Asset Sale and is attached as Annex A to this Information Statement. For a more complete description of the terms of the Purchase Agreement and the details of the transaction with the Buyer, please see the discussion below entitled “THE ASSET SALE” and “THE ASSET PURCHASE AGREEMENT”.

Purchase Price

The purchase price for the Assets is $9,700,000 (the “Purchase Price”), subject to certain adjustments. At the closing of the Asset Sale (the “Closing”), the Buyer will pay $3,200,000 to the Company in cash. An additional $1,000,000 is scheduled to be paid to the Company in three equal installments after the Closing (collectively, the “Deferred Payments”) as follows: the first payment of $333,333 is due 30 days after Closing; the second payment of $333,333 is due on January 1, 2012; and the final payment of $333,334 is due on April 1, 2012; in each case subject to the Buyer’s right to offset certain claims against such amount. Please see the discussion below entitled “Ancillary Agreements — Setoff Agreement”. The Purchase Price is subject to adjustment, upwards or downwards, on a dollar-for-dollar basis to the extent that the value of the inventory included in the Asset Sale at the Closing (the “Inventory”) is greater than or less than $1,000,000.

The balance of the Purchase Price of $5,500,000 is contingent (collectively, the “Contingent Payments”) and such amount represents the maximum amount the Company may receive under a contingent earn-out provision set forth in the Purchase Agreement. If the Buyer achieves certain net sales targets for three one-year periods specified in the Purchase Agreement, thereafter the Sellers will receive a percentage of the net sales generated until the maximum for each such period is reached. The maximum Contingent Payments that the Sellers can be paid under this provision is $5,500,000. Since the Contingent Payments are dependent on the Buyer’s net sales for each applicable period, there can be no certainty how much, if any, of the Contingent Payments will be received by the Sellers.

To secure the Deferred Payments, the Buyer has agreed to deliver a guaranty by FCF Partners, LP, the private equity group that is the majority owner of the Buyer, for the Deferred Payments that make up the $1,000,000 due to the Company after the Closing. The Contingent Payments are not secured.

Closing

The Closing of the Asset Sale is expected to occur as soon as practicable after satisfaction of each of the closing conditions set forth in the Purchase Agreement, but, in any event, under applicable rules of the SEC, no earlier than 20 calendar days after the mailing of this Information Statement to stockholders.

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Material Terms of the Purchase Agreement

The Purchase Agreement sets forth the various rights and obligations of the Company, the Subsidiary and the Buyer. The Purchase Agreement also contains various representations and warranties by both the Company and the Subsidiary, on the one hand, and the Buyer, on the other hand, and other covenants and agreements including covenants and agreements concerning the conduct of the business of the Subsidiary prior to the consummation of the Asset Sale, the agreement of the Company not to solicit other purchasers before the Closing, and agreements concerning confidentiality.

The Closing of the Asset Sale is subject to certain conditions, including that:

•                  the Company and the Subsidiary comply with their obligations under the Purchase Agreement;

•                  the Buyer receives the consent of its lender to the acquisition of the Product Line and confirmation that the Acquired Assets will be added to its eligible borrowing base under the Buyer’s loan agreement; and

•                  the Buyer is satisfied with its due diligence review of the properties, books and records relating to the Product Line.

In the Purchase Agreement, the Company has made a number of agreements that will apply after the Closing of the Asset Sale. The Company, for itself and its affiliates, has agreed not to compete with the Product Line, for a period of five years in the United States or any country in which the Buyer is then conducting business. The Company also may not solicit the Buyer’s employees for a period of two years after Closing. The Company also has agreed to certain confidentiality provisions.

The Buyer has agreed to operate the Product Line business in a manner consistent with the Sellers’ historic business practices and will not take any actions intentionally designed to reduce the Contingent Payments. The Buyer also has agreed to administer warranty claims and perform warranty repairs for products sold prior to Closing subject to the Buyer’s rights under the Setoff Agreement.

The Purchase Agreement contains indemnification obligations from the Company and the Subsidiary in favor of the Buyer, including reimbursement to the Buyer in the event the Buyer is harmed by a breach of the covenants or representations and warranties made by the Company and the Subsidiary in the Purchase Agreement. Most of the Company’s and the Subsidiary’s indemnity obligations survive for claims brought by the Buyer within eighteen (18) months of the Closing of the Asset Sale (except certain representations, which survive indefinitely or for the applicable statute of limitations), and the indemnity obligation is subject to a cap of $2,500,000.

Please see the discussion below entitled “ASSET PURCHASE AGREEMENT”.

Ancillary Agreements

In connection with the Purchase Agreement, the Company will be entering into the agreements listed below.

Master Supply Agreement

At the Closing, the Company and the Buyer will enter into a Master Supply Agreement (the “Supply Agreement”) pursuant to which the Buyer will grant the Company the exclusive right to manufacture for the Buyer the products set forth in the Supply Agreement (the “Supplied Products”) at the prices set forth in the Supply Agreement, and the Buyer will be obligated to purchase all of its requirements for such Supplied Products from the Company, subject to the conditions set forth in the Supply Agreement. The Supply Agreement will continue in effect until March 31, 2012, unless earlier terminated in accordance with its terms. Please see the discussion below entitled “Ancillary Agreements — Master Supply Agreement”.

Setoff Agreement

At the Closing, the Company, the Buyer and the Subsidiary will enter the Deferred Payments into a Setoff Agreement (the “Setoff Agreement”) pursuant to which the Buyer may setoff against the Deferred Payments due to the Company certain damages that may be incurred by the Buyer. In particular, if the Company breaches its manufacturing or warranty

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obligations under the Supply Agreement or if the Buyer is required to pay or honor a rebate, discount or marketing program offered by the Company prior to the Closing but redeemed by the customer after the Closing, the Buyer may setoff the damages incurred by the Buyer by deducting the applicable amount from the Deferred Payments and/or the Contingent Payments remaining due, or, in the case of a Major Breach (as defined in the Supply Agreement), obtain reimbursement of such damages from the Company in the amount of up to $1,000,000. Regardless of whether the Buyer sustains any actual damages in connection with any pre-closing warranty claims or any actual damages in excess of $50,000, the Buyer may setoff the amount of $50,000 against the Deferred Payments. Please see the discussion below entitled “Ancillary Agreements — Setoff Agreement”.

Warehouse and Transition Services Agreement

At the Closing, the Company and the Buyer shall enter into a Warehouse and Transition Services Agreement (the “Warehouse Agreement”) pursuant to which the Buyer will engage the Company to provide certain warehousing, management and shipping services in exchange for the compensation set forth in the Warehouse Agreement. The Warehouse Agreement will continue in effect until March 31, 2012, unless earlier terminated in accordance with its terms. Please see the discussion below entitled “Ancillary Agreements — Warehouse and Transition Services Agreement”.

Guaranty Agreement

At the Closing, the Company, the Subsidiary and FCF Partners, LP, a Delaware limited partnership and the private equity group that is the majority owner of the Buyer (the “Guarantor”), will enter into a Guaranty Agreement (the “Guaranty”) pursuant to which the Guarantor will guarantee the timely, complete and full payment and performance of the Deferred Payments due to the Company as part of the Purchase Price, and all reasonable fees, costs and expenses paid or incurred by either Seller in attempting to collect or enforce the Guaranty. Please see the discussion below entitled “Ancillary Agreements — Guaranty Agreement”.

In connection with the entering into the Purchase Agreement, the Company also entered into certain agreements at the same time that it entered into the Purchase Agreement, including the following:

Sub-License Agreement

On August 26, 2011, the Company and the Buyer entered into side letter agreement (the “Sub-License Agreement”) pursuant to which the Company sub-licensed to the Buyer the Company’s rights to manufacture and sell the “X factor” and “Dixie” product line of the Company (collectively, the “Licensed Products”), which rights the Company obtained under a License Agreement between the Company and Curt Hill, dated as of April 1, 2011 (the “License Agreement”). Under the Sub-License Agreement, the Company granted the Buyer a worldwide, non-transferable, royalty-free (except as provided below) sub-license to market and sell the Licensed Products under the Buyer’s brand name. The term of the Sub-License Agreement is equal to the term of the License Agreement, but will automatically terminate upon the completion of the Closing. Please see the discussion below entitled “Ancillary Agreements — Sub-License Agreement”.

No Fairness Opinion

The Board has not sought a written opinion from any financial advisor as to the fairness of the purchase price to be received by the Company in the Asset Sale. As discussed in “The Asset Sale — Background of the Asset Sale” below, the Company received multiple offers for the Company’s product line and fabrication capabilities.  The Board decided not to obtain a fairness opinion because it believed, in light of these multiple competitive offers, it had received the best offer available for these assets.  In addition, in light of the size of the transaction, the Board believed the cost of an opinion was prohibitive and outweighed the potential benefit of a fairness opinion.

Use of Proceeds from the Asset Sale

Following the Asset Sale, the Company will retain the net proceeds of the Asset Sale, and the Company will continue to operate the Retained Business. The Company also expects to manufacture the Cycle Country Product Line products for the Buyer following the Closing until at least March 31, 2012. Approximately $       of the net proceeds will be used to repay the Company’s outstanding line of credit and satisfy certain other obligations of the Company. However, the Company will continue to exist as an operating company, with the operations of the Retained Business. The Company’s Common Stock will continue to be traded. It is the Board’s intention to seek growth through the Retained Business, as well as through potential acquisitions or similar business combinations with other companies unrelated to the Product Line.

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Reasons for the Asset Sale

The Board approved the Asset Sale because it believed that it was the strategic alternative most likely to maximize value for the stockholders of the Company.

In reaching its conclusion to approve the Asset Sale, the Board reviewed and considered the Company’s current condition and future prospects, including its financial condition, results of operations, anticipated capital expenditures and capital structure, the value of the Company’s assets, the Company’s likely earning potential and other strategic alternatives for the Company, including the risks associated with these alternatives. After considering these factors and alternatives, the Board determined that the Asset Sale was advisable and in the best interests of the Company, its stockholders and creditors, and that the Company should proceed with the Asset Sale. For a more complete description of the history preceding the Board’s decision to approve the Asset Sale, please see the discussion below entitled “THE ASSET SALE — Background of the Asset Sale”.

Appraisal Rights

Under Nevada Law, which governs the Company and the rights of the Company’s stockholders, stockholders are not entitled to appraisal rights or other rights to demand fair value for their shares of stock as a result of the Asset Sale.

Certain U.S. Federal Income Tax Consequences

As described in the discussion below entitled “THE ASSET SALE — Certain U.S. Federal Income Tax Consequences”, and subject to the limitations and qualifications therein, the consolidated group, consisting of the Company and the Subsidiary, will recognize a gain or loss on the disposition of each of the Company’s and the Subsidiary’s assets pursuant to the Asset Sale. The amount of such gain or loss will be equal to the difference between the portion of the total purchase price allocable to each such asset and the Company’s and the Subsidiary’s adjusted tax basis in each asset. Any gain recognized by the consolidated group from the Asset Sale generally may be offset by other tax attributes of the consolidated group, such as consolidated net operating losses and/or tax credits to the extent they are available and allowed under the U.S. federal income tax laws.

Risk Factors

The Asset Sale involves a number of risks. You should read and carefully consider the information about such risks set forth the discussion below entitled “THE ASSET SALE — Background of the Asset Sale”. Since the Purchase Agreement contains certain conditions to the obligations of the Buyer to consummate the Asset Sale, if any of those conditions should not be met, the Buyer would have the ability to terminate the Purchase Agreement and not purchase the Product Line. One of the conditions is a “due diligence out,” which permits the Buyer to terminate the Purchase Agreement if it is not satisfied in its reasonable discretion as to the results of its due diligence examination, or if it is not satisfied in its reasonable discretion that the representations and warranties made by the Sellers regarding the performance, condition, and prospects of the Product Line business are true and accurate and have been materially substantiated by the Buyer prior to Closing.   Further, the Buyer has a “financing contingency out”, which permits the Buyer to terminate the Purchase Agreement if it has not received its lender’s consent to the acquisition of the Acquired Assets and received confirmation from its lender that the Acquired Assets will be eligible as eligible borrowing base assets under the Buyer’s loan agreement with such lender.

Voting Agreement; Written Action of Majority Stockholders

Pursuant to a Voting Agreement, dated August 26, 2011, by and among the Company, the Buyer and certain stockholders who beneficially own and have the right to vote an aggregate of     % of the Company’s outstanding Common Stock, such stockholders have agreed to vote in favor of the Asset Sale pursuant to the Purchase Agreement. Thus, the Company currently has sufficient stockholder support to approve the Asset Sale.

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Additional Information About the Company

More information about the Company is available from various sources. Please see the discussion below entitled “OTHER INFORMATION.”

Additional Questions About the Asset Sale

If you have any additional questions about the Asset Sale, or would like additional copies of this Information Statement, you should contact:

Cycle Country Accessories Corp.

1701 38th Avenue West

Spencer, IA 51301

(712) 262-4191

Attention: Chief Financial Officer

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

A number of the matters discussed in this Information Statement relate to future circumstances and expectations, in particular, whether and when the Asset Sale will be consummated. Such matters are subject to risks and uncertainties, and actual results may differ significantly from those discussed herein. Such risks and uncertainties include, among others:  the need to satisfy various conditions to the Closing of the Asset Sale, including obtaining third party consents and the risk of the failure of the Buyer to obtain acceptable financing in order to consummate the Asset Sale, and the risks that are described from time to time in the Company’s reports filed with the SEC, including its Annual Report on Form 10-K, as amended, for the year ended September 30, 2010 as amended. This Information Statement speaks only as of its date, and the Company disclaims any duty to update the information herein, except as required by law.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of outstanding shares of Common Stock and other classes of the Company’s equity securities entitled to vote on all matters submitted to a vote by holders of Common Stock, beneficially owned as of         , 2011, by (a) each director and named executive officer of the Company, (b) all persons who are known by the Company to be beneficial owners of five percent (5%) or more of the Company’s outstanding Common Stock and (c) all officers and directors of the Company as a group. Unless otherwise noted, each of the persons listed below has sole voting and investment power with respect to the shares indicated as beneficially owned by such person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class
Hummingbird Management, LLC Hummingbird Value Fund LP The Tersier Nanocap Value Fund LP Hummingbird Capital, LLC Paul D. Sonkin. 145 East 57th Street - 8th Floor New York, New York 10022	412,922	(3)%

Robert Davis
Chairman, CEO, COO, CFO, Secretary, Treasurer and Director	1,005,809	(4)	14.46%

Paul DeShaw
Director	2,293,260	(5)	32.96%

Lance Morgan
Chairman of the Audit Committee, Director	95,528	(6)	1.37%

John P. Bohn
Member of the Audit Committee, Director	0		—

All Officers and Directors as a
Group (4 persons)	3,299,069		48.79%

(1)           The address for each stockholder unless otherwise noted is c/o Cycle Country Accessories Corp., 1701 38th Avenue West, Spencer, IA 51301.

(2)           Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within sixty (60) days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)           As reported in the Schedule 13D filed May 11, 2010, this includes 101,000 shares owned by Hummingbird Value Fund, LP and 311,922 shares owned by The Tarsier Nanocap Value Fund, L.P. Hummingbird Management, LLC serves as the investment manager of each of Hummingbird Value Fund, LP and Tarsier Nanocap Value Fund, LP.

(4)           Includes 402,324 shares that have not yet vested, but for which Mr. Davis has voting rights. Such shares will vest upon consummation of the Asset Sale.

(5)           Includes 8,700 shares owned by Mr. DeShaw’s spouse.

(6)           Includes shares owned by Ho-Chunk Inc., an entity in which Mr. Morgan serves as its CEO.

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THE ASSET SALE

General

On August 24, 2011, the Board approved the Asset Sale and adopted the Purchase Agreement, subject to obtaining stockholder approval.

The full text of the Purchase Agreement is set forth in Annex A attached to this Information Statement.

Contact Information of Each Party to the Purchase Agreement

The Company’s and the Subsidiary’s principal executive offices are located at 21701 38th Avenue West, Spencer, IA 51301. The Company’s telephone number is (712) 262-4191.

The Buyer’s principal executive offices are located at 205 N. Depot Street, Fox Lake, WI 53933. Buyer’s telephone number is (920) 928-3118.

Business Conducted by the Parties to the Purchase Agreement

The Company was formed in 1981, and over the past thirty years has become a leading innovator, marketer and manufacturer in the category of aftermarket accessories for ATV’s and UTV’s sold exclusively through the Powersports distribution channel.

The Buyer was formed in 1943 and is a leading innovator and marketer of aftermarket accessories for ATVs and UTV’s primarily sold to various powersports channels.

Background of the Asset Sale

As part of its regular evaluation of our business, our Board regularly considers opportunities for business combinations, strategic transactions, and financing transactions in order to enhance shareholder value.  In the late Spring of 2011, we were approached by the Buyer during an unrelated meeting regarding licensing of products, and they expressed an interest in having a discussion about a potential transaction. We met again in May of 2011, and began a gradually more serious discussion about their purchasing our Product Line.  The Company had had previous discussions going back to at least 2008 with the Buyer about a potential transaction.

Over the course of the summer, we were approached by another party with a similar interest.  Also over the course of the summer, we found ourselves in two additional discussions, each with a current supplier that had interest in acquiring our product line and fabricating capabilities.

Concurrent with these discussions, we were actively searching for new financing to replace our existing lender.  To do so, our Board engaged Black Torch Capital LLC (“Black Torch”), an investment advisor, to assist us in evaluating options for both financing and a potential strategic divestiture.

The Board met on May 31, 2011 with our executive management team to discuss the current situation of the business and its future prospects.  During that meeting, the executive management team gave the Board an overview of the status of our sales programs, prospects, strengths, weaknesses, and opportunities, looking out over the next 1-3 year time horizon.

On July 19, 2011, the Board met to discuss the options that had been presented by management regarding the divestiture and financing opportunities.  The Board decided to continue the discussions with the current parties, but no decision was made at that time as to a specific direction.  The Board discussed the idea of creating an auction or otherwise proactively shopping the Company to identify other alternative interests, but decided that due to the small, competitive nature of the industry, such activity would create substantial risk to the prospective opportunities under discussion.

The Board met again on August 3, August 8 and August 15, 2011, to continue to discuss the merits of the various transactions before it.  During these meetings, the Board discussed the factors that it believed were relevant in the Asset Sale.  The Board discussed how the efforts of management had improved the operations and reestablished important

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relationships and credibility of the Company, but also decided that it was necessary to consider alternatives to our current business model to protect stockholder value.

In particular, the discussion focused on the continued cash constraints of the Company, and the limited options we faced in the credit and equity markets, conditions which were becoming clearer through the work with Black Torch.  Further, the Board discussed and understood the relevant cost of equity for the Company at this time.  The Board discussed the limited opportunities for growth without additional capital, whether debt or equity.

The Board also discussed the drawbacks of entering into the Asset Sale.  Most notably, the Board discussed the risks and contingencies related to the announcement and pendency of the sale, including the impact on our customers, employees, suppliers, and relationships with other third parties.  In addition, the Board addressed the following potential risks associated with the proposed transaction:

•                  The conditions to the Buyer’s obligation to complete the asset sale and the right of the Buyer to terminate the purchase agreement prior to closing;

•                  The risks and cost to the Company if the Asset Sale did not close, including the diversion of management and employee attention, potential employee and customer attrition, and the potential impact on the Company’s business;

•                  The possibility of delays due to unforeseen circumstances and the impact of any such delays on the ultimate terms and timing for the completion of the transaction; and

•                  The period of time in which Buyer may make claims for indemnification under the purchase agreement.

On August 15, 2011, the Board approved the material terms of the Asset Sale to Kolpin subject to its final approval and negotiation of documents.

On August 24, 2011, the Board met telephonically to review the draft documents and directed management to continue to finalize and refine those documents with legal counsel.

On August 26, 2011, the parties signed the definitive transaction documents.

Required Approval of the Asset Sale

The Closing of the Asset Sale is subject to the approval by a majority vote of the outstanding shares of the Company’s Common Stock. Pursuant to the Voting Agreement by and among the Company, the Buyer and certain stockholders, the Company has the requisite vote to approve the Asset Sale. Stockholders representing       % in interest have executed a written action in lieu of meeting approving the Asset Sale and the Purchase Agreement.

Accounting Treatment of the Asset Sale

The Asset Sale will be accounted for as a sale of assets transaction. At the Closing of the Asset Sale, any excess in the purchase price received by the Subsidiary, less transaction expenses, over the net book value of the net assets sold will be recognized as a gain by the Company.

Certain U.S. Federal Income Tax Consequences

The Company intends the following discussion to provide only a general summary of certain U.S. federal income tax consequences of the Asset Sale to the Company and its stockholders. Stockholders should consult their own tax advisors as to the U.S. federal income tax consequences, as well as the effects of state, local and non-U.S. tax laws. This summary does not address the treatment of stockholders under the laws of any state, local or foreign taxing jurisdiction.

This discussion describes certain U.S. federal income tax consequences of the Asset Sale. This discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences as described herein. This discussion is limited to U.S. citizens or residents, U.S. corporations, and U.S. trusts and estates that hold their shares as capital assets

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for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular person or the tax consequences that may be relevant to persons subject to special treatment under U.S. federal income tax laws (including, among others, foreign persons, tax-exempt organizations, dealers in securities or currencies, banks, insurance companies, financial institutions or persons that hold their Company stock as part of a hedge, straddle, constructive sale or conversion transaction, persons whose functional currency is not the U.S. dollar, persons that are, or hold their Company stock through, partnerships or other pass-through entities, or persons who acquired their Company stock through the exercise of an employee stock option or otherwise as compensation). In addition, this discussion does not address any aspects of state, local, non-U.S. taxation or U.S. federal taxation other than income taxation.

The following discussion presents the opinion of the Company. No ruling has been requested from the Internal Revenue Service (the “IRS”) with respect to the anticipated tax treatment of the Asset Sale, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below. Furthermore, the Company will not seek an opinion of counsel with respect to the anticipated tax treatment of the Asset Sale. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or stockholder level.

Consequences to the Company

For U.S. federal income tax purposes, the Company and Subsidiary constitute a consolidated group. As such, the consolidated group will recognize gain or loss on the disposition of each of the assets of Subsidiary pursuant to the Asset Sale in an amount equal to the difference between the portion of the total purchase price allocable to each such asset and Subsidiary’s adjusted tax basis in each asset. Any gain recognized by the consolidated group from the Asset Sale may be offset by other tax attributes of the consolidated group such as consolidated net operating loss carryforwards and/or tax credits to the extent they are available and allowed by the U.S. federal tax laws. The Company has not fully evaluated the adjusted tax basis of Subsidiary’s assets and/or how the purchase price will be allocated among the assets for U.S. federal income tax purposes. Therefore, it is not able to fully analyze the tax treatment of the transaction to determine how much gain or loss will be realized in the transaction or provide additional disclosure in this report with respect to the U.S. federal income tax consequences of the Asset Sale to the Company. The consolidated group anticipates that the consolidated group’s net operating loss carryforwards will offset any gain on the sale of the assets; provided, however, that the Company could be subject to an alternative minimum tax.

Consequences to the Stockholders

The Asset Sale will not produce any separate and independent tax consequences to the Company’s stockholders. However, upon distributions of any amounts (whether in cash or in kind) to the Company’s stockholders, the stockholders may recognize income or gain and be subject to the payment of income tax at that time. No distributions to stockholders are intended as a result of the consummation of the Asset Sale.

Post-Closing; Use of Proceeds

Following the Asset Sale, the Company will retain the net proceeds of the Asset Sale (estimated to be approximately $               after the payment of debt, certain other liabilities and payment of all expenses relating to the Asset Sale), and the Company will continue to operate the Retained Business. The Company also expects to manufacture the Cycle Country Product Line products for the Buyer following the Closing until at least March 31, 2012. Approximately $         of the net proceeds will be used to repay the Company’s outstanding line of credit and satisfy certain other liabilities of the Company. However, the Company will continue to exist as an operating company, with the operations of the Retained Business. The Company’s Common Stock will continue to be traded.

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It is the Board’s intention to seek growth through the Retained Business, as well as through potential acquisitions or similar business combinations with other companies unrelated to the Product Line.  However, the Company is not currently engaged in meaningful negotiations with any such business.

It is also possible that the Company might not be successful in growing its Retained Business nor in finding a suitable company to acquire or merge with. If, over time, the Company fails to grow its Retained Business or to find a suitable company to acquire or merge with, then the Company may consider liquidating and dissolving. If liquidation were to occur, any remaining assets of the Company would be sold, and (after payment of the Company’s remaining liabilities) the cash proceeds, together with all other cash then held by the Company, would be distributed to the Company’s stockholders. If liquidation were to occur, the Company would then be dissolved and would cease to exist.

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THE ASSET PURCHASE AGREEMENT

The following description summarizes the material provisions of the Purchase Agreement and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is included as Annex A to this Information Statement. The following description is not intended to provide any other factual information about the Company, the Subsidiary or the Buyer. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the parties, including being qualified by certain disclosures not reflected in the text of the Purchase Agreement. The representations and warranties in the Purchase Agreement may have been made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties in the Purchase Agreement should not be viewed or relied on as characterizations of the actual state of facts about or conditions of the Company, the Subsidiary or the Buyer. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures. We urge you to read the full text of the Purchase Agreement because it is the legal document that governs the Asset Sale.

General

Subject to the conditions contained in the Purchase Agreement, the Buyer agreed to purchase the Acquired Assets from the Company and the Subsidiary for a purchase price of $9,700,000 in cash, subject to adjustment and contingencies as described below. The Buyer will also assume certain of the Subsidiary’s liabilities associated with the Acquired Assets specifically described in the Purchase Agreement.

Assets

The Acquired Assets include a substantial portion of the assets of the Subsidiary’s business of designing, manufacturing and selling aftermarket accessories for all-terrain vehicles and utility vehicles under the “Cycle Country” brand name (the “Product Line”) including, but not limited to:

•                  certain finished goods inventories and supplies, except for certain retained inventory to be liquidated;

•                  certain vehicles, equipment, fixtures and other tangible personal property;

•                  all rights in, to and under certain scheduled contracts, agreements, sales and purchase orders, commitments and other instruments related to the Product Line;

•                  all rights in and to any licenses, certificates, approvals, permits and other authorizations, to the extent assignable, issued or to be issued by any governmental authority;

•                  copies of all business and accounting records, data, supplier, dealer, broker, distributor and customer lists, manuals, books, files, procedures, systems, business records, production records, advertising materials and other proprietary information relating to the Product Line;

•                  all intellectual property relating to the Product Line;

•                  all claims, deposits, refunds, rebates, causes of action, choses in action, rights of recovery, rights of recoupment and other rights of action against third parties related to the Product Line, except to the extent the same relate to any excluded assets;

•                  all transferable warranties or similar rights related to the Product Line;  and

•                  all other intangible personal property and the goodwill associated with the Product Line.

Purchase Price and Adjustments; Earnout; Ancillary Agreements

The Purchase Price for the Assets is $9,700,000, subject to certain adjustments. At the Closing, the Buyer will pay $3,200,000 to the Company in cash. An additional $1,000,000 in Deferred Payments is scheduled to be paid in three installments to the Company after the Closing, as follows: the first payment of $333,333 is due 30 days after the Closing; the second payment of $333,333 is due on January 1, 2012; and the final payment of $333,334 is due on April 1, 2012; in each case subject to the Buyer’s right to offset certain claims against such amount. Please see the discussion below entitled “Ancillary Agreements — Setoff Agreement”.

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The balance of $5,500,000 in Contingent Payments represents the maximum amount the Company will receive under a contingent earn-out provision set forth in the Purchase Agreement. If the Buyer achieves certain net sales targets for three one-year periods specified in the Purchase Agreement, the Sellers will receive a percentage of the net sales received until the maximum for each such period is reached. The maximum Contingent Payments that the Sellers can be paid under this provision is $5,500,000. Since the Contingent Payments are contingent on the Buyer’s net sales for each applicable period, there can be no certainty how much, if any, of the Contingent Payments will be received by the Sellers.

To the extent that the value of the Inventory at Closing is greater than or less than $1,000,000, the Cash Portion of the purchase price will be adjusted on a dollar-for-dollar basis by such difference. Within sixty (60) days of the Closing, the Buyer will prepare a closing worksheet on the same basis and applying the same accounting principles, policies and practices that were used in determining the estimated closing net finished goods inventory value and prepare the definitive closing Inventory value amount. To the extent such amount is less than $1,000,000, the Company will be responsible for paying the Buyer such shortfall. To the extent such amount exceeds $1,000,000, the Buyer will pay the Company such excess within approximately ninety (90) days after the Closing.

To secure the Deferred Payments, the Buyer has agreed to deliver a guaranty by FCF Partners, LP, the private equity group that is the majority owner of the Buyer, for the Deferred Payments that make up the $1,000,000 due to the Company after the Closing. The Contingent Payments are not secured.

Representations and Warranties

Article IV of the Purchase Agreement contains customary representations and warranties of the Company and the Subsidiary that relate to, among other things:

•                  due organization, valid existence and good standing of the Company and the Subsidiary with requisite power and authority to carry on Subsidiary’s business as currently conducted;

•                  requisite corporate power and authority to execute and deliver the Purchase Agreement and certain related agreements and to consummate the Asset Sale;

•                  the accuracy of financial statements;

•                  no violation of law;

•                  requisite consents;

•                  tax matters and compliance with relevant tax laws;

•                  real and personal property;

•                  condition and sufficiency of assets;

•                  inventory;

•                  identification of material contracts;

•                  intellectual property

•                  pending or threatened actions, suits and other proceedings against the Company and Subsidiary;

•                  intellectual property;

•                  permits;

•                  employee relations;

•                  compliance with laws;

•                  customer lists;

•                  brokers fees;

•                  product warranties;

•                  insurance;

•                  affiliate transactions;

•                  seller information; and

•                  accuracy of warranties.

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Article V of the Purchase Agreement contains customary representations and warranties by the Buyer that relate to, among other things:

•                  due organization, valid existence and good standing with requisite corporate power and authority to carry on its business as currently conducted;

•                  requisite authority and power to execute and deliver the Purchase Agreement and certain related agreements;

•                  no violation of law;

•                  requisite consents;

•                  brokerage fees;

•                  financial statements;

•                  buyer information; and

•                  accuracy of warranties.

Covenants

Article VI of the Purchase Agreement contains a number of covenants with respect to the period between the execution of the Purchase Agreement and the Closing by the Company, Subsidiary and Buyer, including, but not limited to, covenants relating to:

•                  efforts to consummate the Purchase Agreement;

•                  interim operations of Subsidiary;

•                  access to Buyer information and premises by Seller;

•                  notification of certain matters;

•                  solicitation of an alternative acquisition proposal, or notification requirements of the Company upon a third party’s alternative acquisition proposal to either the Company or Subsidiary;

•                  preparation and filing of the Information Statement;

•                  public announcements; and

•                  delivery of financial records by guarantor.

Conditions to Closing

Under Article VII of the Purchase Agreement, the Buyer’s obligation to complete the Asset Sale is subject to the following conditions being met:

•                  the representations and warranties made by the Company and Subsidiary in the Purchase Agreement are true and correct at and as of the closing date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties will be true and correct on and as of such earlier date), except where the failure of such representations and warranties to be so true and correct individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a material adverse effect on Subsidiary;

•                  the Company and Subsidiary have performed or complied with in all material respects each of their obligations under the Purchase Agreement required to be performed or complied with on or prior to the closing date;

•                  there shall not be any injunction, judgment, order, decree, ruling or charge having the likely effect of preventing consummation of any of the transactions contemplated;

•                  the Company and/or the Subsidiary (or certain of their affiliates) have delivered all executed certificates and ancillary documents set forth in the Purchase Agreement;

•                  the Subsidiary has obtained and delivered to Buyer all consents and approvals required under the Purchase Agreement;

•                  Buyer shall have received the opinion of Seller’s counsel regarding the matter of Seller’s shareholders’ approvals;

•                  Buyer shall have received its lender’s consent;

•                  Buyer shall be satisfied in its reasonable discretion as to the results of its due diligence examination, and shall be further satisfied in its reasonable discretion about the accuracy of the representations and warranties made by seller;

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•                  the Company’s stockholders have approved the Purchase Agreement and the Asset Sale; and

•                  twenty (20) days shall have passed since the mailing of the Information Statement and Seller shall have not received any comments from the SEC.

Under Article VII of the Purchase Agreement, the Subsidiary’s obligation to complete the Asset Sale is subject to the following conditions being met:

•                  the representations and warranties made by Buyer in the Purchase Agreement are true and correct at and as of the Closing, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties will be true and correct on and as of such earlier date);

•                  Buyer has performed or complied with in all material respects each of its obligations under the Purchase Agreement required to be performed or complied by it on or prior to the closing date;

•                  there shall not be any injunction, judgment, order, decree, ruling or charge having the likely effect of preventing consummation of any of the transactions contemplated;

•                  Buyer has obtained all material authorizations, consents, approvals, waivers and releases, if any, necessary for it to consummate the transactions contemplated by the Purchase Agreement;

•                  Buyer and/or FCF Holdings, LP  have delivered all executed certificates and ancillary documents set forth in the Purchase Agreement; and

•                  Seller shall have obtained the requisite approval by seller’s stockholders of the transactions contemplated;

•                  Seller shall be satisfied in its reasonable discretion with its review of the financial statements of the Guarantor; and

•                  twenty (20) days shall have passed since the mailing of the Information Statement and Seller shall have not received any comments from the SEC.

Indemnification and Survival

In Article IX of the Purchase Agreement, the Company and its Subsidiary agreed to jointly and severally indemnify and hold harmless Buyer against losses suffered by it (or certain of its affiliates) in connection with, but not limited to: (i)  any representation or warranty made by the Subsidiary or the Company in or pursuant to the Purchase Agreement being untrue or incorrect in any respect; and (ii) any failure by the Subsidiary or the Company to observe or perform the covenants and agreements set forth in the Purchase Agreement.

The representations and warranties made by the Company and its Subsidiary in the Purchase Agreement generally survive the Closing for a period of eighteen (18) months. However, certain representations and warranties relating to the following survive indefinitely or until the applicable statute of limitations (as indicated below):

•                  due organization, valid existence and good standing of Subsidiary with requisite power and authority to carry on Subsidiary’s business as currently conducted (indefinite);

•                  requisite corporate power and authority to execute and deliver the Purchase Agreement and certain related agreements and to consummate the Asset Sale (indefinite);

•                  tax matters and compliance with relevant laws (statute of limitations);

•                  title to property (indefinite); and

•                  brokerage fees (indefinite).

The Company’s and Subsidiary’s indemnification obligations arise only to the extent that the aggregate amount of Buyer’s (or certain of its affiliates’) losses exceed $2.5 million and then only for the amount by which such losses exceed $50,000 (except for certain claims, including, but not limited to, claims regarding Subsidiary’s existence and good standing, authority to enter into the Purchase Agreement and consummate the Asset Sale, tax matters, brokerage fees or fraud, where claims may be made regardless of the amount of such losses).

Similarly, Buyer has agreed to indemnify and hold harmless the Company and Subsidiary against losses suffered by either the Company or Subsidiary (or certain affiliates) in connection with, but not limited to: (i) any representation or warranty made by Buyer being untrue or incorrect in any respect; and (ii) any failure by Buyer to observe or perform its covenants and agreements set forth in the Purchase Agreement.

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Termination

Article X of the Purchase Agreement sets forth the rights of each party to terminate the Purchase Agreement prior to the Closing of the Asset Sale and provides that the Purchase Agreement may be terminated at any time prior to Closing:

•                  by mutual written consent of Subsidiary and Buyer;

•                  by either the Subsidiary or Buyer, by written notice to the other party, if there has been a material breach of the other party’s covenants, representations or warranties or if there has been a failure on a scheduled closing date of satisfaction of the conditions to the obligations of the terminating party that, in any such case, has not been cured within ten (10) days after written notice thereof by the terminating party to the other party;

•                  by either Subsidiary or Buyer, by written notice to the other party, if the Asset Sale has not been consummated by November 30, 2011, and such failure to consummate is not caused by a breach of the Purchase Agreement (or any covenant, representation or warranty included herein) by the party electing to terminate;

•                  by the Company pursuant to the fiduciary out provided in the Purchase Agreement; or

•                  by either Subsidiary or Buyer, by written notice to the other party, if there is any law or regulation that makes consummation of the Asset Sale illegal or otherwise prohibited or if any judgment, injunction, order or decree enjoining Subsidiary or Buyer from consummating the Asset Sale is entered and becomes final.

Under the terms of the Purchase Agreement, Seller must pay the Buyer a break-up fee of $225,000 if Seller accepts a Superior Proposal, as that term is defined in the Purchase Agreement.  Such Superior Proposal must relate to all of the outstanding capital stock or all or substantially all of the assets of the Product Line.  The break-up fee is the Buyer’s sole remedy in connection with such termination by Seller for a Superior Proposal.

Ancillary Agreements

In connection with the Purchase Agreement, the Company will be entering into certain agreements at Closing, including the agreements listed below.

Master Supply Agreement

At the Closing, the Company and the Buyer will enter into the Supply Agreement pursuant to which the Buyer will grant the Company the exclusive right to manufacture for the Buyer the Supplied Products at the prices set forth in the Supply Agreement, and the Buyer will be obligated to purchase all of its requirements for such Supplied Products from the Company, subject to certain conditions set forth in the Supply Agreement. The Supply Agreement will continue in effect until March 31, 2012, unless earlier terminated in accordance with its terms. Under the Supply Agreement:

•                  the Company will provide certain warranties to the Buyer with respect to the Supplied Products;

•                  each party agrees to indemnify the other with respect to losses it incurs arising out of breaches and defaults under the Supply Agreement, negligence and willful misconduct and, in the case of the Company, claims related to certain defects in the Supplied Products;

•                  each party will maintain business insurance at certain specified levels of coverage; and

•                  each party agrees that it will, during the term of the Supply Agreement and for a period of five years after its termination for any reason, neither use nor disclose any of the other party’s confidential information, other than in performing its duties under the Supply Agreement.

This summary of the Supply Agreement is qualified in its entirety by reference to the complete text of the Supply Agreement attached as Exhibit D to the Purchase Agreement attached as Annex A to this Information Statement.

Setoff Agreement

At the Closing, the Company, the Buyer and the Subsidiary will enter into the Setoff Agreement pursuant to which the Buyer will be entitled to setoff against the Deferred Payments and/or the Contingent Payments of the Purchase Price due to the Company certain damages that may be incurred by the Buyer. In particular, if the Company breaches certain of its manufacturing or warranty obligations under the Supply Agreement or if the Buyer is required to pay or honor a rebate,

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discount or marketing program offered by the Company prior to the Closing but redeemed by the customer after the Closing, the Buyer may setoff the damages incurred by the Buyer by deducting the applicable amount from the Deferred Payments and/or the Contingent Payments remaining due, or, in the case of a Major Breach (as defined in the Supply Agreement), obtain reimbursement of such damages from the Company in the amount of up to $1,000,000. Regardless of whether the Buyer sustains any actual damages in connection with any pre-closing warranty claims or any actual damages in excess of $50,000, the Buyer may setoff the amount of $50,000 against the Deferred Payments.

This summary of the Setoff Agreement is qualified in its entirety by reference to the complete text of the Setoff Agreement attached as Exhibit C to the Purchase Agreement attached as Annex A to this Information Statement.

Warehouse and Transition Services Agreement

At the Closing the Company and the Buyer will enter into the Warehouse Agreement pursuant to which the Buyer will engage the Company to provide certain warehousing, management and shipping services in exchange for the compensation set forth in the Warehouse Agreement. The Warehouse Agreement will continue in effect until March 31, 2012, unless earlier terminated in accordance with its terms. Under the Warehouse Agreement:

•                  the Buyer will retain the Company, on a non-exclusive basis, to provide warehouse space and all necessary equipment and services for the storage and handling of the Supplied Products;

•                  the Buyer will retain the Company, on a non-exclusive basis, to provide transition services relating to sales, product development, engineering and customer service for the Supplied Products;

•                  during the term of the Warehouse Agreement the Company will not provide similar services to any other business engaged in a business competitive with the Supplied Products; provided, however, that the Company’s provision of services in connection with its contract manufacturing business through its Imdyne division in substantially the same manner as it has been conducting such business prior to the date of the Warehouse Agreement will not be a violation of this covenant;

•                  each party will maintain business insurance at certain specified levels of coverage;

•                  each party agrees to indemnify the other with respect to any losses it incurs arising out of any breach by such party under the Warehouse Agreement or the gross negligence or willful misconduct of such party or its employees; and

•                  each party agrees that it will maintain the confidentiality of the other party’s confidential or proprietary information and not disclose any of such confidential or proprietary information to any third party without the prior written consent of such party.

This summary of the Warehouse Agreement is qualified in its entirety by reference to the complete text of the Warehouse Agreement attached as Exhibit E to the Purchase Agreement attached as Annex A to this Information Statement.

Guaranty Agreement

At the Closing, the Company, the Subsidiary and the Guarantor will enter into the Guaranty pursuant to which the Guarantor guarantees the timely, complete and full payment and performance of the Deferred Payments due to the Company as part of the Purchase Price, and all reasonable fees, costs and expenses paid or incurred by either Seller in attempting to collect or enforce the Guaranty.

This summary of the Guaranty is qualified in its entirety by reference to the complete text of the Guaranty attached as Exhibit F to the Purchase Agreement attached as Annex A to this Information Statement.

In connection with the entering into the Purchase Agreement, the Company also entered into the following agreement at the time that it entered into the Purchase Agreement.

Sub-License Agreement

On August 26, 2011, the Company and the Buyer entered into the Sub-License Agreement pursuant to which the Company sub-licensed to the Buyer the Company’s rights to manufacture and sell the Licensed Products, which rights the Company obtained under the License Agreement. Under the Sub-License Agreement the Company granted the Buyer a

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worldwide, non-transferable, royalty-free (except as provided below) sub-license to market and sell the Licensed Products under the Buyer’s brand name. The term of the Sub-License Agreement is equal to the term of the License Agreement, but will automatically terminate upon the completion of the Closing. If the Closing does not occur, the Buyer agrees to pay the Company a royalty equal to five percent (5%) of the net revenue from the sale of the Licensed Products, calculated in the manner provided in the License Agreement. The Buyer otherwise agrees to be bound by the provisions binding upon the Company as licensee under the License Agreement.

This summary of the Sub-License Agreement is qualified in its entirety by reference to the complete text of the Sub-License Agreement attached as Annex B to this Information Statement.

Regulatory Approvals

No federal or state regulatory requirements must be complied with, or approval must be obtained, in connection with the Asset Sale.

Financial Advisory Fees

No financial advisory fees are payable in connection with the transactions contemplated in this Information Statement.

Past Contacts, Transactions, Negotiations and Agreements

Other than in connection with the Asset Sale, within the two (2) years prior to the date of this Information Statement, there have not been any negotiations, transactions or material contacts between the Company, or its affiliates, and Buyer, or its affiliates, regarding any merger, consolidation, acquisition, tender offer for or other acquisition of any class of the Company’s, or its affiliate’s, securities, election of the Company’s, or its affiliate’s, directors or sale or other transfer of a material amount of the Company’s assets.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The unaudited pro-forma consolidated balance sheets as of June 30, 2011 and September 30, 2010 have been prepared assuming the Asset Sale occurred on the date of each respective period. The unaudited pro-forma consolidated statements of operations for the six months ended June 30, 2010 and the fiscal year ended September 30, 2010 have been prepared assuming the Asset Sale occurred as of the beginning of each respective period. The unaudited pro-forma consolidated financial information is presented for informational purposes only, includes assumptions and adjustments as explained in the accompanying notes and is not necessarily indicative of the results of future operations of the Company or the actual results of operations that would have occurred had the Asset Sale been consummated as of the dates indicated above.

The unaudited pro forma consolidated financial information should be read in conjunction with our historical consolidated financial information and the notes thereto contained in our reports filed with the SEC.

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	June 30, 2011
	Historical Consolidatd	CCAC Segment		Other Pro Forma Adj.		Pro Forma
Assets
Current Assets
Inventories	3,126,074	(2,460,445	)(A)			665,629
Cash	23,350	—		6,200,000	(F)	6,223,350
Other current assets	1,152,789	(563,515	)(B),(H)	(3,238,857	)(I)	(2,649,584)
Total current assets	4,302,213	(3,023,960)		2,961,143		4,239,396

Property, plant and equipment, net	9,481,534	(157,642)				9,323,892
Other long-term assets	76,221	(57,255)				18,966

Total assets	13,859,968	(3,238,857)		2,961,143		13,582,254

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	2,001,430	(1,486,831	)(C)			514,599
Accrued expenses	1,416,178	(1,115,883	)(D)			300,295
Bank line of credit	2,000,000	(1,474,200	)(E)			525,800
Other current liabilities	577,658	(89,435	)(E)			488,223
	5,995,266	(4,166,350)		0		1,828,916
Long-Term Liabilities
Notes payable, less current portion	2,149,333					2,149,333
Deferred income taxes	697,000			(509,025	)(G)	187,975
Total long-term liabilities	2,846,333	—		(509,025)		2,337,308

Total liabilities	8,841,599	(4,166,350)		(509,025)		4,166,224

Stockholders’ Equity
Common stock, $.00001 par value; 100,000,000 shares authorized; 6,353,843 shares issues and outstanding	635	—				635
Additional paid-in capital	12,223,012	—				12,223,012
Accumulated deficit	(7,205,278)	927,493		3,470,168		(2,807,617)
Total stockholders’ equity	5,018,369	927,493		3,470,168		9,416,030

Total liabilities and stockholders’ equity	13,859,968	(3,238,857)		2,961,143		13,582,254

(A)      Inventories are based on classes associated with CCAC segment and assume 96% of total WIP

Raw inventory	1,374,374
Finished good inventory	1,008,703
WIP	77,368
Total Inventories	2,460,445

(B)        Accounts Receivable is based on CCAC segment customers.  Cash, Prepaids, and Income Tax Receivable are estimated historically.

(C)        Accounts Payable is based on CCAC segment suppliers.

(D)       Includes Direct and Indirect accrued expenses are based on CCAC segment percentage of total sales for the current year to date.

(E)         Based on CCAC segment percentage of total sales for the current year to date.

(F)         Approximate cash received from gain on sale of CCAC segment.

(G)        LT Deferred Tax based on  a quarter of depreciable assets at 34%

(H)       Current Deferred Tax is based on Accrued Vacation (25%), Doubtful Accounts (75%), Inventory Obsolescence write-down (50%), A/P (50%), and Accrued Bonuses (25%) at a total deferred tax rate of 34%

(I)            Excludes total current assets sold as part of sale of CCAC segment.

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	Nine Months ended June 30, 2011
	Historical Consolidatd	CCAC Segment	Other Pro Forma Adjustments		Pro Forma
Revenue	7,824,866	(6,030,511)	4,221,358	(M)	6,015,713

Cost of goods sold	6,495,312	(4,730,143)			1,765,169
Lower of cost or market adjustment	480,918	(480,918)			—
Gross profit (loss)	848,636	(819,450)	4,221,358		4,250,544

Sales, general & admin expenses	3,469,128		(1,627,866	)(N),(J)	1,841,262

Income (loss) from operations	(2,620,492)	(819,450)	5,849,223		2,409,281

Other income (expense)	(72,775)		946,355	(J),(L)	873,580

Income (loss) from continuing ops	(2,693,267)	(819,450)	6,795,578		3,282,861

Benefit (loss) from income taxes	947,041		(2,031,884	)(O)	(1,084,843)

Net income (loss) from continuing operations	(1,746,226)	(819,450)	4,763,695		2,198,019

Weighted average shares of common stock
Basic	6,343,929				6,343,929
Diluted	6,343,929				6,343,929

Gain (loss) per basic and diluted share:
Continuing operations	$(0.28)				$0.35

(J)	Total expenses are allocated based on the percentage of total sales for the current year
(K)	Approximate gain on sale of CCAC segment
(L)	Includes $1 million from gain on sale of CCAC segment
(M)	Approximate add back of assumed sales retained by seller
(N)	Buyer will pay seller $120K/mo for sales and engineering employees
(O)	CCAC segment income from continuing operations at a 34% tax rate

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	Nine Months ended June 30, 2010
	Historical Consolidated	CCAC Segment	Other Pro Forma Adjustments		Pro Forma
Revenue	8,035,715	(5,590,409)	3,913,286	(M)	6,358,592

Cost of goods sold	5,758,063	(3,613,422)			2,144,641
Gross profit (loss)	2,277,653	(1,976,987)	3,913,286		4,213,951

Sales, general & admin expenses	2,843,736		(1,174,352	)(N),(J)	1,669,385
Fraud expense	134,775	—			134,775
Total operating expenses	2,978,511	—	(1,174,352)		1,804,160

Income (loss) from operations	(700,859)	(1,976,988)	5,087,637		2,409,791

Other income (expense)	(115,674)		929,312	(J),(L)	813,638

Income (loss) from continuing operations	(816,533)	(1,976,988)	6,016,949		3,223,429

Benefit (loss) from income taxes	286,181		(1,373,587	)(O)	(1,087,406)

Net income (loss) from continuing operations	(530,351)	(1,976,988)	4,643,362		2,136,023

Weighted average shares of common stock
Basic	5,981,113				5,981,113
Diluted	5,981,113				5,981,113

Gain (loss) per basic and diluted share:
Continuing operations	$(0.09)				$0.36

(J)	Total expenses are allocated based on the percentage of total sales for the current year
(K)	Approximate gain on sale of CCAC segment
(L)	Includes $1 million from gain on sale of CCAC segment
(M)	Approximate add back of assumed sales retained by seller
(N)	Buyer will pay seller $120K/mo for sales and engineering employees
(O)	CCAC segment income from continuing operations at a 34% tax rate

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	Year ended September 30, 2010
	Historical Consolidated	CCAC Segment		Other Pro Forma Adjustments		Pro Forma
Revenue	12,112,633	(9,025,443)		6,817,810	(M),(P)	9,905,000

Cost of goods sold	9,946,559	(4,495,771	)(E)			5,450,788
Gross profit (loss)	2,166,074	(4,529,672)		6,817,810		4,454,212

Sales, general & admin expenses	4,768,184			(1,789,764	)(N),(J)	2,978,420

Gain (loss) from operations	(2,602,110)	(4,529,672)		8,607,575		1,475,792

Other income (expense)	(142,813)			901,311	(J),(L)	758,498

Gain (loss) from continuing operations	(2,744,923)	(4,529,672)		9,508,885		2,234,290

Benefit (loss) from income taxes	1,043,000			(1,692,933	)(O)	(649,933)

Net gain (loss) from continuing operations	(1,701,923)	(4,529,672)		7,815,953		1,584,357

Weighted average shares of common stock
Basic	5,955,363					5,955,363
Diluted	5,955,363					5,955,363

Gain (loss) per basic and diluted share:
Continuing operations	$(0.29)					$0.27

(J)	Total expenses are allocated based on the percentage of total sales for the current year
(K)	Approximate gain on sale of CCAC segment
(L)	Includes $1 million from gain on sale of CCAC segment
(M)	Approximate add back of assumed sales retained by seller
(N)	Buyer will pay seller $120K/mo for sales and engineering employees
(O)	CCAC segment income from continuing operations at a 34% tax rate
(P)	During the second year, seller is to receive a percentage based on sales. Assumed sales were $9 million.

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	Year ended September 30, 2009
	Historical Consolidated	CCAC Segment	Other Pro Forma Adjustments		Pro Forma
Revenue	10,281,726	(7,903,551)	5,532,486	(M)	7,910,661

Cost of goods sold	8,834,912	(4,096,491)			4,738,421
Gross profit (loss)	1,446,814	(3,807,060)	5,532,486		3,172,240

Goodwill Impairment	4,890,146				4,890,146
Fraud Expense	620,000				620,000
Sales, general & admin expenses	3,872,719		(5,916,038	)(N),(J)	(2,043,319)
Total operating expenses	9,382,865	—	(5,916,038)		3,466,827

Gain (loss) from operations	(7,936,051)	(3,807,060)	11,448,523		(294,587)

Other income (expense)	(323,742)		1,711,646	(J),(K)	1,387,904

Gain (loss) from continuing operations	(8,259,793)	(3,807,060)	13,160,170		1,093,317

Benefit (loss) from income taxes	1,461,000		(3,180,057	)(O)	(1,719,057)

Net gain (loss) from continuing operations	(6,798,793)	(3,807,060)	9,980,112		(625,740)

Weighted average shares of common stock
Basic	6,059,855				6,059,855
Diluted	6,059,855				6,059,855

Gain (loss) per basic and diluted share:
Continuing operations	$(1.12)				$(0.10)

(J)	Total expenses are allocated based on the percentage of total sales for the current year
(K)	Approximate gain on sale of CCAC segment
(L)	Includes $1 million from gain on sale of CCAC segment
(M)	Approximate add back of assumed sales retained by seller
(N)	Buyer will pay seller $120K/mo for sales and engineering employees
(O)	CCAC segment income from continuing operations at a 34% tax rate

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AMENDMENT TO ARTICLES OF INCORPORATION

Description of the Amendment

This Information Statement is also being furnished to inform you the we have adopted an amendment to Article 1 of the Company’s Articles of Incorporation (the “Articles”), which changes the name of the Company in the Articles from “Cycle Country Accessories Corp.” to “ATG Group Inc.”  The amendment is being undertaken in connection with, and is a condition of, the Closing of the Asset Sale in accordance with the provisions of the Purchase Agreement.

Actions Taken to Authorize the Amendment

The Company’s Board of Directors adopted a resolution setting forth the proposed amendment to the Articles, declared its advisability, and submitted the resolution for stockholder approval by written consent of the holders of shares representing a majority in voting power of issued and outstanding shares of Common Stock.  Under Nevada Law, stockholders may take action by written consent without a meeting of stockholders and without prior notice if the consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.  The amendment to the Articles requires the affirmative vote of the holders of a majority in voting power of total issued and outstanding shares of our capital stock.  Because the written consent of the holders of a majority in voting power of issued and outstanding shares of our capital stock satisfies all applicable stockholder voting requirements for the amendment of the Articles, we will not hold a stockholders meeting to consider the amendment to the Articles and are not asking you for a proxy or to take any other action at this time.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder.  As provided in these regulations, the amendment to the Articles may not be filed with the Secretary of State of the State of Nevada or become effective for at least 20 calendar days after we mail this Information Statement to our stockholders.  This Information Statement is first being mailed on or about October       , 2011 to all stockholders of record as of                     , 2011.  Accordingly, we expect the amendment to the Articles to become effective on or around                         , 2011.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. The Company does not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of Common Stock held of record by such persons, and the Company will not reimburse them for their expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to the Company at:  Cycle Country Accessories Corp., 5929 Baker Road, Suite 400, Minnetonka, MN 55345.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, one Information Statement may be delivered to two or more stockholders who share an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, and requests that

25

in the future separate communications be sent to stockholders who share an address, should be directed to the Company Secretary, 5929 Baker Road, Suite 400, Minnetonka, MN 55345, or at telephone number (952) 215-3100.

OTHER INFORMATION

The Company files annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

INCORPORATION OF INFORMATION BY REFERENCE

The following financial information is incorporated in this Information Statement by this reference and made a part hereof:

•      Audited financial statements for our fiscal years ended September 30, 2010 and September 30, 2009, which appear on pages F-1 to F-23 of our Annual Report on Form 10-K that was filed on January 18, 2011; and

•      Unaudited financial statements for the three and nine months ended June 30, 2011 and June 30, 2010, which appear in Part 1, Item 1 of our Quarterly Report on Form 10-Q/A that was filed on September 14, 2011.

We will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).  Written or telephone requests should be directed to us at:

Cycle Country Accessories Corp.

1701 38th Avenue West

Spencer, IA 51301

(712) 262-4191

Attention: Chief Financial Officer

26

Annex A

ASSET PURCHASE AGREEMENT

BY AND AMONG

KOLPIN OUTDOORS, INC. (“BUYER”),

CYCLE COUNTRY ACCESSORIES CORP. AND

CYCLE COUNTRY ACCESSORIES CORPORATION

(collectively “SELLER”)

Dated as of August 26, 2011

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the “Agreement”) is entered into as of the 26th day of  August, 2011, by and among Kolpin Outdoors, Inc., a Wisconsin corporation, or an entity to be formed by it (the “Buyer”), Cycle Country Accessories Corp., a Nevada corporation (“Cycle Country-Nevada”), and Cycle Country Accessories Corporation, an Iowa corporation (“Cycle Country-Iowa”).  Cycle Country-Nevada and Cycle Country-Iowa are collectively referred to herein as the “Seller”.

RECITALS

WHEREAS, Seller, through Cycle Country-Iowa, is engaged in the business of designing, manufacturing and selling  aftermarket accessories for all-terrain vehicles (“ATV’s”) and utility vehicles (“UTV’s”) under the “Cycle Country” brand (the “Product Line”);

WHEREAS, Cycle Country-Iowa is a wholly-owned subsidiary of Cycle Country-Nevada;

WHEREAS, Buyer desires to acquire certain assets relating to the Product Line from Seller, and Seller desires that Buyer purchase such assets from Seller; and

WHEREAS, concurrently with the execution of this Agreement, and as a condition and an inducement to the willingness of Buyer to enter into this Agreement, Seller and Buyer have entered into an agreement in the form attached hereto as Exhibit A (the “Voting Agreement”), pursuant to which Robert Davis and Paul DeShaw have agreed to vote their shares of Seller’s common stock in favor of the Transaction (as defined below).

AGREEMENT:

NOW, THEREFORE, in consideration of the representations, warranties, premises and covenants contained in this Agreement and for other good and valuable consideration, the parties agree as follows:

ARTICLE I
DEFINITIONS

“Accounts Receivable” shall mean the notes receivable, rights to payment and accounts receivable of the Product Line business as of the date of determination therefor.

“Acquired Assets” has the meaning set forth in Section 2.1.

“Acquisition Proposal” means any proposal or offer from any Person or group other than Buyer relating to (1) any direct or indirect acquisition, sale or other disposition, in a single transaction or a series of transactions, of (A) more than 10% of the fair market value of the assets of Seller, taken as a whole (whether by purchase of assets, acquisition of stock of a subsidiary or otherwise), or (B) over 10% of any class of equity securities of Seller or more than 10% of the aggregate outstanding voting securities of Seller; or (2) any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving Seller or its subsidiaries.

“Action” means any legal action, claim, suit, litigation, legal, administrative or arbitral proceeding, labor dispute, governmental audit or formal investigation, criminal prosecution or unfair labor practice charge or complaint.

“Affiliate” with respect to any Person, means any Person controlling, controlled by or under common control with, or the parents, spouse, lineal descendants or beneficiaries of such Person.

“Applicable Law” means any applicable federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principle of common law, regulation, rule, statute or treaty.

“Assumed Contracts” has the meaning set forth in Section 2.1.

“Assumed Liabilities” has the meaning set forth in Section 2.3.

“Bill of Sale, Assignment and Assumption Agreement” has the meaning specified in Section 7.1.

“Buyer Indemnitees” has the meaning set forth in Section 9.2.

“Cap” has the meaning set forth in Section 9.2.

“Closing” has the meaning set forth in Section 3.5.

“Closing Date” has the meaning set forth in Section 3.8.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collection Period” has the meaning set forth in Section 3.5.

“Court Order” means any judgment, award, decision, consent decree, injunction, ruling, writ or order of any federal, state or local court or governmental agency, department or authority that is binding on any Person or its property under Applicable Law.

“CPA Firm” has the meaning set forth in Section 3.5.

“Deductible” has the meaning set forth in Section 9.2.

“Disclosure Schedules” means the schedules disclosing exceptions to the representations and warranties made by Seller in Article IV.

“Domain Names” mean www.cyclecountry.com, www.atvgear.com, and weekend-warrior.com.

“Encumbrance” means any interest, claim, lien, pledge, option, charge, security interest, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future.

“Excluded Assets” has the meaning set forth in Section 2.2.

“Exchange Act” has the meaning set forth in Section 4.20.

“FCF Guaranty” has the meaning set forth in Section 7.2.

“Finally Resolved” means that the amount due Buyer or Seller, as the case may be, has been finally determined under the provisions of Section 9.4, by agreement of the parties or by a decision of the arbitrator or court of competent jurisdiction.

“Financial Statements” has the meaning set forth in Section 4.4.

“GAAP” means generally accepted accounting principles in the United States of America.

“Group” has the meaning set forth in Section 8.4.

“Indemnifying Party” has the meaning set forth in Section 9.2.

“Indemnitee” has the meaning set forth in Section 9.2.

“Information Statement” has the meaning set forth in Section 4.20.

“Intellectual Property” means all patents, inventions and shop rights, if any, know-how, product specifications, drawings, improvements, trade secrets and confidential information; registered and unregistered trademarks, service marks, logos, corporate name, trade names, trade dress and all other trademark rights; all registered and unregistered copyrights and all copyrightable works; all other similar interests relating to the operation of the Product Line; and all registrations for, and applications for registration of, and all licenses relating to, any of the foregoing.

“Inventory” means all finished goods inventory of the Product Line products in Seller’s possession and in transit to Seller, excluding the Liquidation Inventory as of the date of determination therefor.

“Inventory Report” has the meaning set forth in Section 3.4.

“Knowledge” has the following meaning:  An individual will be deemed to have “Knowledge” of a particular fact or other matter if such individual is actually aware of such fact or other matter, or should have been reasonably known to such individual, after reasonable investigation.  Seller will be deemed to have “Knowledge” of a particular fact or other matter if any officer of Seller, or any of its Affiliates, has, or at any time had, Knowledge of such fact or other matter.

“Lease” has the meaning set forth in Section 7.1.

“Liability” means without limitation any direct or indirect liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured or unmatured, known or unknown, including any liability for Taxes.

“Liquidation Inventory” has the meaning set forth in Section 2.2(f).

“Loss” or “Losses” has the meaning set forth in Section 9.2.

“Manufacturing Agreement” has the meaning set forth in Section 7.1.

“Material Adverse Effect” means any effect or change that would be materially adverse to the business, assets, condition (financial or otherwise), operating results, operations, or business prospects of the Product Line business, taken as a whole, or on the ability of Seller to consummate timely the transactions contemplated hereby.

 “Net Sales” has the meaning set forth in Section 3.6.

“Ordinary Course of Business” or “ordinary course” or any similar phrase means the ordinary course of the Product Line business consistent with past practice and custom (including with respect to quantity and frequency).

“Outside Date” has the meaning set forth in Section 10.1.

“Permits” has the meaning set forth in Section 4.13.

“Person” means a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, organization, trust, government or governmental authority, agency or instrumentality, or other entity, and any group of any of the foregoing acting in concert.

“Product Line” has the meaning set forth in the Recitals.

“Purchase Price” has the meaning set forth in Section 3.1.

“Representatives” has the meaning set forth in Section 6.6.

“Required Consents” has the meaning set forth in Section 7.1.

“Retained Liabilities” has the meaning set forth in Section 2.4.

“SEC” has the meaning set forth in Section 4.20.

“Seller Indemnitees” has the meaning set forth in Section 9.2.

“Setoff Agreement” has the meaning set forth in Section 7.1.

“Superior Proposal” means any bona fide written Acquisition Proposal not solicited or initiated in violation of Section 6.6 that (i) relates to all of the outstanding capital stock or all or substantially all of the assets of the Product Line, (ii) is on terms that Seller’s Board of Directors determines in its good faith judgment (after receiving the advice of such advisors as it deems necessary and after taking into account all the terms and conditions of the Acquisition Proposal) is reasonably expected to result in terms and conditions more favorable to Seller’s stockholders (in their capacities as stockholders) than this Agreement (taking into account any alterations to this Agreement agreed to in writing by Buyer in response thereto), (iii) which Seller’s Board of Directors determines in its good faith judgment after receiving the advice of its outside counsel and a financial advisor is reasonably capable of being consummated by the Outside Date, taking into account all legal and regulatory aspects of the proposal, (iv) which is no more conditional than as set forth in this Agreement, and (v) made by a person which is financially capable of consummating the transaction.

“Tax” means any federal, state, local or foreign tax, charge, fee, levy, deficiency or other assessment of whatever kind or nature including, without limitation, any net income, gross income, profits, gross receipts, excise, real or personal property, sales, ad valorem, withholding, social security, retirement, excise, employment, unemployment, minimum, estimated, severance, stamp, property, occupation, environmental, windfall profits, use, service, net worth, payroll, franchise, license, gains, customs, transfer, recording and other tax, duty, fee, assessment or charge of any kind whatsoever, imposed by any Tax Authority, including any Liability therefor as a transferee (including without limitation under Internal Revenue Code Section 6901 or any similar provision of applicable law), as a result of Treasury Regulation §1.1502-6 or any similar provision of applicable law, or as a result of any tax sharing or similar agreement, together with any interest, penalties or additions to tax relating thereto.

“Tax Authority” means any branch, office, department, agency, instrumentality, court, tribunal, officer, employee, designee, representative, or other Person that is acting for, on behalf or as a part of any foreign or domestic government (or any political subdivision thereof) that is engaged in or has any power, duty, responsibility or obligation relating to the legislation, promulgation, interpretation, enforcement, regulation, monitoring, supervision or collection of or any other activity relating to any Tax.

“Top 10 Customer” has the meaning set forth in Section 4.15.

“Transaction Documents” means this Agreement and all documents, instruments or agreements executed, filed or otherwise prepared, exchanged or delivered in accordance with this Agreement, including those identified in Sections 7.1 and 7.2.

“Transactions” means the purchase of the Acquired Assets and the other transactions contemplated by the Transaction Documents.

“Voting Agreement” has the meaning set forth in the Recitals.

“Warehousing Agreement” has the meaning set forth in Section 7.1.

ARTICLE II
TRANSFER OF ASSETS; ASSUMPTION OF LIABILITIES

2.1                               Sale and Purchase of Assets.  Subject to the terms and conditions stated in this Agreement, on the Closing Date, Seller shall convey, transfer and deliver to Buyer and Buyer shall purchase and acquire from Seller all of Seller’s right, title and interest in and to all of the operating assets and properties of Seller, tangible and intangible, of every kind and description owned by Seller in connection with the Product Line, wherever located, free and clear of all Encumbrances other than the Seller Retained Security Interest (the “Acquired Assets”), including, without limitation, the following:

(a)                                  Tangible Personal Property.  The tooling and fixtures used in the manufacture  of the products of Product Line as listed on Schedule 2.1(a).

(b)                                 Customer Lists.  All customer lists, price lists, correspondence, recorded knowledge, customer files, credit information, account histories, sales literature and promotional materials, advertising, all sales data, surveys and other historical and current information relating to the sales and services used in or relating to the Product Line.

(c)                                  Inventories.  All Inventory as of the Closing Date, and all related supplies, marketing and sales materials, advertising materials and other items of a similar character used in the operation of the Product Line.

(d)                                 Contracts.  The contracts, agreements, commitments, licenses and understandings listed on Schedule 2.1(d) (the “Assumed Contracts”) and any right to receive payment for products sold or services rendered pursuant thereto to the extent that that products were sold or the services were provided on and after the Closing Date and to assert claims and take other action in respect of breaches, defaults or other violations or otherwise (excluding any right to receive payment for products or services sold pursuant thereto to the extent that that products were sold or the services were provided prior to the Closing Date), including, without limitation, the right to assert claims for product liability and for breach of warranty against any supplier of the Product Line; provided, however, that if the assignment of any such Assumed Contract requires the consent of the other parties thereto, this Agreement shall not constitute an agreement to assign the same, if an attempted assignment will constitute a breach thereof, but Seller and Buyer shall use all commercially reasonable efforts to obtain the written consent of the other parties to such assignment; and failing such consent, Seller will continue to execute any such Assumed Contract upon the direction of and for the risk and benefit of Buyer and Buyer will indemnify, defend and hold Seller harmless from any Losses, as defined in Article IX hereof, arising out of or related to Buyer’s payment or performance of obligations arising under such Assumed Contract after the Closing, except to the extent the failure to perform is caused by Seller if Seller had the ability to perform.

(e)                                  Names and Numbers.  All rights to the name “Cycle Country Accessories Corp.,” or any derivatives thereof, the Domain Names and related website graphics, and all toll-free and other telephone numbers used in connection with the Product Line.

(f)                                    Intellectual Property.  All Intellectual Property related to the Product Line.

(g)                                 Files and Records.  All files, invoices, customer lists, records pertaining to customers (present, past and potential) and accounts, all supplier lists, all records pertaining to suppliers, books of account, files and ledgers, and other records relating to the Product Line, except for Seller’s corporate record books and Tax records and except for records relating exclusively to the Excluded Assets or the Retained Liabilities.

(h)                                 Permits.  All Permits to the extent transferable by law.

(i)                                     Computer Programs and Software.  All computer programs owned by Seller and all licenses, to the extent transferable, to operate computer programs or computer software and any computer hardware, to the extent such programs, software or hardware are necessary to operate any of the Acquired Assets or provide access to historical records of the Product Line business.

(j)                                     Prepaid Expenses.  All prepaid expenses relating to the Product Line as listed on Schedule 2.1(j).

(k)                                  Goodwill.  All goodwill relating to the Product Line.

2.2                               Excluded Assets.  Notwithstanding anything to the contrary herein, the following assets (the “Excluded Assets”) shall be excluded from the Acquired Assets and retained by Seller:

(a)                                  Cash, Cash Equivalents and Marketable Securities.  All cash, cash equivalents and marketable securities on hand or on deposit with any financial institution.

(b)                                 Equipment.  Except for those assets listed on Schedule 2.1(a), all machinery, equipment, furniture, land and buildings used by Seller to manufacture products of the Product Line.

(c)                                  Prepaid Expenses.  All prepaid Taxes and other expenses not included on Schedule 2.1(j).

(d)                                 Real Property.  All rights, incidents and interests in real estate and improvements owned by Seller.

(e)                                  Assets Not Related to the Product.  All assets of Seller of the kinds described in Section 2.1 which are not used in the Product Line, including, without limitation, those assets shown on Schedule 2.2(e).

(f)                                    Liquidation Inventory.  All inventory of the Seller which is listed on Schedule 2.2(f) (the “Liquidation Inventory”).

(g)                                 Computer Programs and Software.  All computer programs owned by Seller and all licenses to operate computer programs or computer software to the extent such programs or software are not necessary to operate any of the Acquired Assets or provide access to historical records of the Product Line business.

(h)                                 Intangibles.  All capital stock or other equity interests owned in other corporations, partnerships or joint ventures, and all legal and equitable privileges, rights and claims against any third parties, and all choses in action relating to the Excluded Assets or Retained Liabilities.

(i)                                     Accounts Receivable.  All Accounts Receivable.

2.3                               Assumed Liabilities.  Buyer shall assume at the Closing, and discharge when due and payable, liabilities of the Product Line business identified below (the “Assumed Liabilities”):

(a)                                  all Liabilities of the Product Line business which arise out of operation of the Product Line business by Buyer after the Closing Date (other than the Retained Liabilities);

(b)                                 all obligations related to rebates, discounts or marketing programs offered by Seller prior to the Closing Date and redeemed by customers after the Closing Date; provided that Buyer shall be entitled to setoff against payments due under Section 3.2(b) - (d) the amount of such obligations paid or honored by Buyer pursuant to the Setoff Agreement;

(c)                                  all obligations under warranty claims of the Product Line business occurring or arising out of products sold by Seller prior to the Closing Date not to exceed $100,000 during the twelve (12) month period following the Closing Date; provided that Buyer shall be entitled to setoff against payments due under Section 3.2 (b) - (d) the amount of $50,000 pursuant to the Setoff Agreement as its sole and complete remedy against Seller for such warranty claims; and

(d)                                 all obligations of Seller under the Assumed Contracts, the payment or performance of which arises after the Closing Date.

If the assumption of any Assumed Liabilities by Buyer under this Section 2.3 requires the consent of any third party, Seller and Buyer shall use all commercially reasonable efforts to obtain the written consent of such third parties to the assumption; failing such consent, Seller will continue to perform any such Assumed Liability upon the direction of and for the benefit of Buyer and Buyer will indemnify, defend and hold Seller harmless against any claim or Loss arising out of or related to such Assumed Liabilities for matters relating to the performance of such Assumed Liabilities after the Closing, except to the extent the failure to perform is caused by Seller if Seller had the ability to perform.

2.4                               Retained Liabilities.  Buyer shall not assume and shall have no liability for any Liability of the Product Line business or any other Liability of Seller except for the liabilities assumed pursuant to Section 2.3.  Specifically, without limitation, Buyer shall not assume any Liability of the Product Line business which arises out of operation of the Product Line business prior to the Closing Date, including, without limitation, the following Liabilities (the “Retained Liabilities”):

(a)                                  any Liability under any employee benefit plan or relating to payroll, vacation, sick leave, workers’ compensation, unemployment benefits, profit-sharing plans, health care plans or other benefits of any kind of Seller’s employees or former employees;

(b)                                 all product liability claims occurring or arising out of products manufactured or sold by Seller prior to the Closing Date;

(c)                                  all obligations under warranty claims of the Product Line business occurring or arising out of products sold by Seller prior to the Closing Date in excess of $100,000 during the twelve (12) month period following the Closing Date;

(d)                                 any Liability resulting from, arising out of, relating to, in the nature of, or caused by any breach of contract, breach of warranty, tort, infringement, violation of Applicable Law, or environmental matter for the period of time prior to the Closing Date;

(e)                                  any Liability of Seller for Taxes incurred, accrued or otherwise arising during any tax period ending on or prior to the Closing Date, whether directly or pursuant to any contract or agreement between any Seller and a third party;

(f)                                    any obligation of Seller to indemnify any Person by reason of the fact that such person was a director, officer, employee, or agent of Seller or was serving at the request of any such entity as a partner, member, trustee, director, officer, employee, or agent of another entity (whether such indemnification is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses (including attorneys’ fees), or otherwise, and whether such indemnification is pursuant to any statute, charter document, by-law, agreement, or otherwise);

(g)                                 any Liability of Seller for costs and expenses (including Taxes and legal costs and expenses and fees and commissions payable to investment bankers and other advisors) incurred in connection with this Agreement and the transactions contemplated hereby;

(h)                                 any Liability under any employment agreements, benefit arrangements and severance plans to Seller’s employees or former employees; and

(i)                                     any Liability for trade accounts payable, accrued expenses or debt obligations of Seller related to the Product Line or otherwise.

ARTICLE III
PURCHASE PRICE AND PAYMENT; CLOSING

3.1                               Purchase Price.  The aggregate purchase price for the Acquired Assets shall be the sum of $9,700,000, (i) plus or minus the adjustment amount as provided in Section 3.3, and (ii) minus the adjustment as provided in Section 3.6 (the “Purchase Price”).

3.2                         Payment.  The Purchase Price shall be paid as follows:

(a)                                  $3,200,000 in cash at closing (the “Closing Cash Consideration”);

(b)                                 $333,333, subject to offset pursuant to the Setoff Agreement, on the date that is thirty (30) days following the Closing Date;

(c)                                  $333,333, subject to offset pursuant to the Setoff Agreement, on January 1, 2012;

(d)                                 $333,334, subject to offset pursuant to the Setoff Agreement, on Apri1 1, 2012; and

(e)                                  the Contingent Payments shall be paid as provided in Section 3.6.

3.3                         Purchase Price Adjustment.  The Purchase Price shall be adjusted up or down, dollar for dollar, to the extent that the value of the Inventory as of the Closing Date is greater or less than $1,000,000, the value of the Inventory shown on Schedule 3.3 attached hereto.

3.4                         Estimated Inventory Value  On or before the Closing Date, Seller shall submit to Buyer an Inventory report listing the Inventory being transferred to Buyer and the value for such Inventory, calculated in the manner used to value the Inventory shown in Schedule 3.3 (the “Inventory Report”).  The Inventory Report shall be subject to the approval of Buyer.  Buyer may object to the inclusion of any Inventory which is not Inventory of the Product Line, or which is not valued in accordance with Section 3.3.  All such objections must be in writing setting forth in reasonable specificity the reason for the objection.  If Buyer fails to object to the Inventory Report within three (3) days of receipt thereof, such Inventory Report shall be deemed accepted.  If there is an objection and Seller disputes such objection, the estimated Inventory Value shall be deemed to be the estimated value established by the Seller, but Buyer’s objection shall be reserved and Buyer may object to the final valuation in accordance with Section 3.5 below.  At the Closing, the Closing Cash Consideration shall be adjusted up or down, dollar for dollar, to the extent that the value of the Inventory as shown on the approved Inventory Report is greater or less than $1,000,000, the value of the Inventory shown on Schedule 3.3.

3.5                         Final Determination of Purchase Price.  The final Purchase Price shall be calculated and paid in the manner set forth in this Section 3.5 upon completion of the Inventory count.  At Buyer’s option, Seller shall ship all Inventory, as Buyer’s sole cost and expense, to Buyer’s warehouse in Fox Lake, Wisconsin or continue to hold the Inventory in accordance with the terms and conditions of the Warehousing Agreement.  Buyer shall have thirty (30) days to count the Inventory, and shall advise Seller of any discrepancy in the physical count of the Inventory shipped to Buyer or any dispute as to the valuation of the Inventory as shown on the Inventory Report, setting forth in reasonable specificity the reason for the objection (each an “Objection,” or collectively, the “Objections”).  Thereafter, Buyer and Seller shall endeavor in good faith, for a period not to exceed twenty one (21) days from the date of delivery of such notice, to resolve the Objections.  If Buyer fails to submit a written Objection within forty-five (45) days following the Closing, the value of the Inventory as set forth in such Inventory Report shall be deemed final and binding.

If at the end of the 21-day period there are any unresolved Objections, Seller and Buyer shall submit the calculation and resolution of such unresolved Objections to Baker Tilly Virchow Krause, LLP or another independent public accounting firm of recognized national standing that they agree upon in writing.  If Buyer and Seller have not agreed on an independent public accounting firm by the end of the 21-day period referred to above, such firm shall be selected by lot from those independent public accounting firms of recognized national standing in the United States that are willing to act (the independent public accounting firm selected pursuant to the foregoing procedures, the “CPA Firm”).  The CPA Firm shall be instructed to resolve the Objections and such resolution shall be (i) set forth in writing and signed by the CPA Firm, (ii) delivered to Buyer and Seller as soon as practicable after the Objections are submitted to the CPA Firm but not later than the 30th day after such submission, (iii) made in accordance with this Agreement, and (iv) conclusive and binding on the Parties on the date of delivery of such resolution.  The CPA Firm shall only be authorized on any one issue to decide in favor of and choose the position of either of the Parties or to decide upon a compromise position between the ranges presented by the Parties to the CPA Firm.  The CPA Firm shall base its decision solely upon the presentations of the Parties to the CPA Firm at a hearing held before the CPA Firm and upon any materials made available by either Party and not upon independent review.  If the foregoing procedure does not result in the selection of an CPA Firm or if the CPA Firm does not or is unwilling to resolve all of the Objections on or before the expiration of 30 days from the date of submission of the Objections, either Party shall be entitled to institute a lawsuit before a court of competent jurisdiction.  The fees, costs and expenses of the CPA Firm shall be shared equally by Seller and Buyer.  Seller and Buyer shall each be solely responsible for the fees and disbursements of their respective attorneys, accountants and advisors

To the extent that any item is taken into account in adjusting the Purchase Price downward in accordance with Section 3.1, it shall not form the basis for a claim for breach of any representation or warranty under this Agreement to the extent of such adjustment.

To the extent that (a) the estimated value of the Inventory determined under Section 3.4, is less than (b) the value of the Inventory as finally determined under this Section 3.5, the difference shall be paid by Buyer to Seller within ten (10) days after such final determination.  To the extent that (x) the estimated value of the Inventory determined under Section 3.4, is more than (y) the value of the Inventory as finally determined under this Section 3.5, then at Buyer’s option, the difference shall be paid by Seller to Buyer within ten (10) days after such final determination, or the difference shall be deducted by Buyer from payments due from Buyer to Seller pursuant to Section 3.2, or from outstanding payments due from Buyer to Seller, if any, pursuant to Section 3.6.

3.6                               Contingent Payments.  As additional consideration for the Acquired Assets, Buyer will pay to Seller an amount equal to a percentage of the Net Sales (as defined below) in excess of the lower end of the applicable Net Sales Targets but less than the higher end of the applicable Net Sales Target, in accordance with the following schedule (collectively, the “Contingent Payments”):

Period	Net Sales Target	Percent of Net Sales
June 1, 2011 – May 31, 2012	$8,000,000 – $10,000,000	50%

June 1, 2012 – May 31, 2013	$8,000,000 – $10,000,000 $10,000,000 – $15,000,000	50% 25%

June 1, 2013 – May 31, 2014	$8,000,000 – $10,000,000 $10,000,000 – $15,000,000	50% 25%

The Contingent Payments shall be payable for each month within thirty (30) days following the end of each month of an applicable Period after the lower end of the Net Sales Target for the applicable Period is reached.  For the avoidance of doubt, Seller shall not be entitled to any

Contingent Payments for Net Sales in excess of the higher end of the Net Sales Target for an applicable Period.  Each such payment shall be accompanied by a report setting forth the Net Sales for such applicable Period, and Buyer’s computation of the Contingent Payments due.  Buyer shall keep true and accurate records regarding the basis for determining Net Sales and such record shall be made available to Seller upon ten (10) days prior notice, for inspection and copying by Seller and its duly authorized agents and representatives for purposes of verifying Buyer’s compliance with the provisions of this Section 3.6.  Such records shall be maintained by Buyer for a period of three (3) years following the end of the payment of the Contingent Payments.  For purposes of this Section 3.6, the term “Net Sales” shall mean receipts from sales of all “Eligible Products” (as defined below) for which payments have been actually received minus discounts, allowances, write-offs, returns, sales taxes, freight charges and the like all determined in a manner consistent with past practice of Buyer prior to Closing.  For purposes of this Agreement, “Eligible Products” shall mean snow plows for ATV’s and UTV’s and products, accessories and components related thereto, excluding the products, accessories and components described on Schedule 3.6 hereto.  Notwithstanding the foregoing to the contrary, Net Sales of Eligible Products by Seller between June 1, 2011 and the Closing Date shall be credited to Net Sales for the applicable Period and calculation of the Contingent Payments for such Period.  The obligation to pay Contingent Payments runs with the Acquired Assets and the Product Line, so any third party that may acquire any part of the Acquired Assets or the Product Line shall be responsible for timely paying the Contingent Payments to Seller.  In the event of a Catastrophic Breach, subject to any applicable cure period, if any, under the Manufacturing Agreement prior to January 31, 2012, Seller shall immediately forfeit and shall have no further right to receive any Contingent Payments.  The parties acknowledge that the aggregate maximum amount of Contingent Payments that Seller may be entitled to receive hereunder is $5,500,000 (assuming that the higher end of the Net Sales Target is achieved during each period).  To the extent that the Net Sales Targets are not achieved, the Purchase Price shall be deemed to be automatically reduced, dollar for dollar, by an amount equal to the difference between the maximum amount of the Contingent Payment that Seller would have received if the Net Sales Targets were fully achieved during the applicable period and the Contingent Payment actually received by Seller based on actual Net Sales during such period.

3.7                               Allocation of Purchase Price.  The Purchase Price shall be allocated among the Assets in accordance with Section 1060 of the Code as set on Schedule 3.7.  Buyer and Seller shall make all required submissions to Tax Authorities on a basis consistent with such allocation, including the reports required to be filed under Section 1060 of the Code.  Seller and Buyer shall not take any position for Tax purposes (whether in audits, Tax returns or otherwise) that is inconsistent with such allocation unless required to do so by Applicable Law.  In the event an adjustment to the Purchase Price (or any items constituting consideration for Tax purposes and including any adjustment thereto) is made pursuant to this Agreement, the parties shall make appropriate adjustments to the allocation to reflect such adjustments.

3.8                               Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Seller, 5929 Baker Road, Suite 400, Minnetonka, MN 55345, beginning at 10:00 a.m. local time three (3) business days after the conditions in Article VII are satisfied, or such other location or date as the parties may mutually determine (the “Closing Date”).

3.9                               Deliveries at Closing.  At the Closing, (i) Seller will execute and deliver to Buyer the various certificates, instruments and documents referred to in Section 7.1 and such other items as may be reasonably requested by Buyer or its counsel; (ii) Buyer will deliver the Closing Cash Consideration in accordance with Section 3.2 and will execute and deliver to Seller the various certificates, instruments and documents referred to in Section 7.2 and such other items as may be reasonably requested by Seller and its counsel.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

4.1                               Organization.  Cycle Country-Nevada is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  Cycle Country-Iowa is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa.  Seller has full corporate power to carry on the Product Line business as it is now being conducted, to own and operate the Acquired Assets, and to enter into and complete the transactions contemplated by the Transaction Documents to which it is a party.

4.2                               Authorization.  All corporate actions and proceedings necessary to be taken by or on the part of Seller to authorize and approve the transactions contemplated by the Transaction Documents to which it is a party and necessary to make the same effective have been duly and validly taken, and the execution, delivery and performance of the Transaction Documents to which it is a party have been duly and validly authorized, executed and delivered by Seller.  Each of the Transaction Documents to which Seller is a party constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with and subject to its terms.

4.3                               No Violation.  Except as set forth on Schedule 4.3, the execution, delivery and performance by Seller of the Transaction Documents do not and will not, with the giving of notice or the passage of time or both, constitute a violation of or conflict with, require the payment of any penalty under or result in any breach, acceleration, termination or adverse modification of or any default under, the terms, conditions or provisions of any judgment, law, regulation, license or decree to which Seller or the Acquired Assets are subject, or of Seller’s articles of incorporation or bylaws or of any agreement or instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on any of the Acquired Assets.  No consent, approval, order or authorization of, or registration, declaration or filing with, any court or governmental or regulatory authority is required to be obtained or made in connection with the execution and delivery of this Agreement and the agreements and instruments relating hereto by Seller or the consummation by Seller of the transactions contemplated hereby or thereby.

4.4                               Financial Statements; Undisclosed Liabilities.  Seller has previously delivered to Buyer the financial statements and information described on Schedule 4.4 (the “Financial Statements”).  Except as qualified on Schedule 4.4, the Financial Statements are true and complete, fairly present the financial condition and results of operations of the Seller and have been prepared in accordance with GAAP consistently applied.  Seller has no Liability (and, to Seller’s Knowledge, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against Seller giving rise to any Liability), except for (i) Liabilities set forth on the Financial Statements and (ii) Liabilities which have arisen after the date of the most recent Financial Statements provided by Seller to Buyer in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of Applicable Law, as otherwise has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect).

4.5                               Taxes.  Seller is taxed as a C corporation.  Except as set forth on Schedule 4.5, (a) Seller has accurately prepared and timely filed with each applicable Tax Authority all reports and returns of every kind for Taxes required to be filed by Seller, and has duly paid all such Taxes due to or claimed to be due by each such Tax Authority; (b) no Tax Authority is now asserting or, to the Knowledge of Seller, threatening to assert against Seller any deficiency or claim for additional Taxes; and (c) no state, local or foreign Tax Authority is currently claiming or investigating whether Seller is liable for Taxes in such taxing jurisdiction, except such jurisdiction where Seller has filed a return for such Taxes.

4.6                               Title to Property.  Except as set forth on Schedule 4.6, Seller holds good and marketable title to the Acquired Assets, free and clear of all Encumbrances.

4.7                               Condition and Sufficiency of Assets.  Except as set forth on Schedule 4.7, the Acquired Assets are (i) free from material defects, have been maintained in accordance with normal industry practice, and are in reasonably good operating condition and repair, subject to normal wear and tear, and (ii) together with the Manufacturing Agreement, are sufficient to conduct the Product Line business from and after the Closing without interruption and in a manner consistent with the conduct of the Product Line business prior to Closing.

4.8                               Inventory.  A complete and accurate list of the Inventory is set forth in the Inventory Report.  Except as set forth on Schedule 4.8, the Inventory of Seller was acquired in the ordinary course of its business and consists of items that are good and merchantable and of a quality and quantity usable and saleable in the ordinary course of its business; no such inventory is held by Seller under a consignment arrangement; and Seller has good and marketable title to each item of Inventory, free and clear of all Encumbrances.  The value of the Inventory set forth on Schedule 3.3 together with the inventory to be manufactured by Seller under the Manufacturing Agreement is sufficient and reasonable for the operation of the Product Line business, adjusted for any anticipated increased needs of the Product Line business going forward.

4.9                               Contracts.  Except for sales orders, purchase orders, invoices, confirmations, trade payables and similar arrangements entered into by Seller in the Ordinary Course of Business which individually do not exceed $50,000 and relate specifically to the Product Line, Schedule 4.9 lists, as of the date hereof, all of the following Contracts to which Seller is a party:

(a)                                  contracts pertaining to the borrowing of money;

(b)                                 contracts creating Encumbrances;

(c)                                  contracts creating a guarantee of payment or performance;

(d)                                 contracts relating to management, employment or consulting services;

(e)                                  contracts relating to capital expenditures in excess of $50,000;

(f)                                    contracts limiting the freedom of the Seller to engage in or compete with any business or granting any powers of attorney;

(g)                                 contracts for the acquisition or disposition of real property or any business or line of business or for any merger or consolidation;

(h)                                 joint venture or partnership contracts;

(i)                                     distribution, sales representative or confidentiality agreements;

(j)                                     leases of real and personal property;

(k)                                  contracts for the purchase of raw materials or supplies for, or the furnishing of services to, the Product Line business, (A) for which comparable goods or services are not readily available in the Ordinary Course of Business or (B) the quantities of which are in excess of the normal operating requirements of the Product Line business or (C) that exceed $50,000;

(l)                                     contracts that individually require after the date hereof the payment of $50,000 or more during any 12-month period; and

(m)                               contracts that are not in the Ordinary Course of Business.

Except where otherwise indicated on Schedule 4.9, each Contract is valid and binding, in full force and effect, and is freely and fully assignable to Buyer without penalty or other adverse consequences.  There has been no breach of any Contract by Seller or any other party thereto that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.10                        Intellectual Property.  Schedule 4.10 sets forth a correct and complete list of all Intellectual Property owned by Seller, or used or necessary to the conduct of the Product Line business, all of which are valid and uncontested.  Except as set forth on Schedule 4.10, (i) no items of Intellectual Property are licensed to Seller, (ii) Seller has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of third parties, and Seller has not received any notice with respect to, or has any Knowledge of, any infringement or alleged infringement or unlawful or improper use by Seller or any other Person of any Intellectual Property or other intangible property right used in connection with the Product Line business, and (iii) Seller owns or possesses the right to freely use all of the Intellectual Property, and Seller has the absolute right to use and assign the Intellectual Property without seeking the approval or consent of any other Person and without payments to any other

Person.  All current and former employees and contractors of Seller who contributed to the Intellectual Property in any way have executed enforceable agreements that assign to Seller all the respective rights, including Intellectual Property, to any inventions, improvements, discoveries or information relating to the Product Line.

4.11                        Litigation.  Schedule 4.11 sets forth each instance in which Seller (i) is subject to any outstanding Court Order, (ii) is a party to or, to the Knowledge of Seller, is threatened to be made a party to, any Action involving assets of the Product Line, or (iii) is aware of any facts which may give rise to such an Action.  There is no proceeding pending, that seeks to delay, limit or enjoin the Transactions.  Seller is not in default with respect to any Court Order, and there are no unsatisfied judgments against Seller or the Acquired Assets.

4.12                        Permits.  Seller holds and is in compliance with all permits, certificates, licenses, approvals, registrations and authorizations required by it in connection with the conduct of the Product Line business and the ownership and operation of its assets under Applicable Law (the “Permits”).

4.13                        Employee Relations.  Except as set forth on Schedule 4.13, Seller is not a party to any collective bargaining agreement or contract with any other entity and (i) to Seller’s Knowledge, there are no threats of work stoppage or pending grievances or claims by any employees and (ii) to Seller’s Knowledge, there are no labor disputes or proceedings pending or threatened between Seller and any of its employees.

4.14                        Compliance with Laws.  Except as set forth on Schedule 4.14, Seller is not in violation of any Applicable Laws as they apply to the Product Line business, the Acquired Assets or the Assumed Liabilities, including, without limitation, any violation of any law pertaining to the environment, employment conditions, employee benefits or otherwise, nor is Seller aware of any facts which could result in a violation of any applicable Laws as they apply to the Product Line business.

4.15                        Customer List.  Schedule 4.15 sets forth a complete and accurate listing of the identity of Seller’s top ten (10) customers, determined by annual revenue received from such customer during the last twelve (12) months (the “Top 10 Customers”).

4.16                        Brokers.  Except as set forth on Schedule 4.16, there is no broker or finder or other person who would have any valid claim against Buyer for a commission or brokerage fee in connection with this Agreement or the transactions contemplated hereby as a result of any agreement, understanding or action by Buyer.

4.17                        Products; Product Warranties.  No claims for product liability have been asserted against Seller in connection with products sold by the Product Line during the three (3) year period immediately preceding the date hereof and, to the Knowledge of Seller, no event has occurred which is likely to give rise to the assertion of any such claim having such effect on the Product Line.  All products of the Product Line sold by Seller (and the delivery thereof) during the three (3) year period immediately preceding the date hereof have been in conformity with all applicable contractual commitments and all expressed or implied warranties.  No warranty claims have been asserted against Seller for the repair or replacement of products sold by the

Product Line or other damages in connection with such sales or deliveries during the three (3) year period immediately preceding the date hereof, except for any such claims incurred in the ordinary course of business consistent in amount and character with past experience of Seller.  To the Knowledge of Seller, all product labeling is in conformance with all Applicable Laws.  Seller has delivered true and correct copies of the standard terms and conditions of sale and delivery of the Product Line (including all warranty provisions).  The plans and specifications for the products of the Product Line sold to Buyer are sufficient for Buyer to manufacture the products of the Product Line (assuming Buyer uses materials, parts and workmanship substantially similar to those used by Seller) substantially equivalent to the products manufactured by Seller.  The products of the Product Line have been manufactured by Seller in accordance with the plans and specifications sold to Buyer hereunder and conform with all express and implied representations and warranties made by Seller, including that the products are sufficient for their intended use as represented by Seller to its customers.

4.18                        Insurance.  Seller presently maintains liability insurance policies in such amounts, with such deductibles, and against such risks and losses (including product liability) as are reasonable for the Product Line and the Acquired Assets.  Each such insurance policy and bond is in full force and effect and Seller has not received notice of and are not otherwise aware of any cancellation or threat of cancellation of such insurance or bond.

4.19                        Affiliate Transactions.  No Affiliate of Seller is a party to any contract with Seller or has any interest in any right, property or asset used or required by Seller in the operation of the Product Line.

4.20                        Seller Information.  None of the information supplied or to be supplied by Seller for inclusion or incorporation by reference in the information statement relating to Seller’s stockholders’ approval of the transactions contemplated by this agreement to be filed with the Securities and Exchange Commission (the “SEC”) by Seller in accordance with the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Regulation 14C promulgated under the Exchange Act (as amended, supplemented or modified from time to time, the “Information Statement”), as required, will, at the time the Information Statement is first mailed to Seller’s stockholders, contain any untrue statement of a material fact or omission of any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Information Statement will comply as to form in all material respects with the applicable provisions of the Exchange Act.  Notwithstanding the foregoing, no representation or warranty is made by Seller with respect to statements made or incorporated by reference in the Information Statement based on or relying on information supplied by Buyer for inclusion or incorporation by reference therein.

4.21                        Warranties True and Correct.  No warranty or representation by Seller contained in this Agreement, the Exhibits and Schedules attached hereto, the agreements and instruments relating hereto or in any other writing to be furnished pursuant hereto contains or will contain any untrue statement of fact or omits or will omit to state any material fact required to make the statements therein contained not misleading.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller that the statements contained in this Article V are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

5.1                               Organization.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin.  Buyer has full corporate power to enter into and complete the transactions contemplated by the Transaction Documents.

5.2                               No Violation.  Neither the execution and delivery by Buyer of the Transactions Documents to which it is a party nor the consummation by Buyer of the transactions contemplated by the Transaction Documents will, with the giving of notice or the passage of time or both, constitute a violation of or conflict with or result in any breach, acceleration, termination or adverse modification of or default under, the terms, conditions or provisions of, any judgment, law or regulation to which Buyer is subject, or of Buyer’s articles of incorporation or bylaws, or of any agreement or instrument to which Buyer is a party or by which it is bound.

5.3                               Corporate Action.  All corporate actions and proceedings necessary to be taken by or on the part of Buyer in connection with the Transaction Documents and with the transactions contemplated by the Transaction Documents and necessary to make the same effective have been duly and validly taken, and the Transaction Documents to which it is a party have been duly and validly authorized, executed and delivered by Buyer.  Each of the Transaction Documents to which Buyer is a party constitutes a valid and binding agreement, enforceable against Buyer in accordance with and subject to its terms.

5.4                               Brokers.  There is no broker or finder or other Person who would have any valid claim against Buyer for a commission or brokerage fee in connection with this Agreement or the transactions contemplated hereby as a result of any agreement, understanding or action by Buyer.

5.5                               Financial Statements.  Buyer has previously delivered to Seller a copy of Buyer’s audited financial statements for the fiscal year ending December 31, 2010.  Such financial statements are true and complete in all material respects, fairly present the financial condition and results of operations of the Buyer for such period and have been prepared in accordance with GAAP consistently applied.

5.6                               Buyer Information.  None of the information supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Information Statement, as required, will, at the time the Information Statement is first mailed to Seller stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Buyer with respect to statements made or incorporated by reference in the Information Statement based on or relying on information supplied or omitted by Seller for inclusion or incorporation by reference therein.

5.7                               Warranties True and Correct.  No warranty or representation by Buyer contained in this Agreement, the Exhibits attached hereto, the agreements and instruments relating hereto or in any other writing to be furnished pursuant hereto contains or will contain any untrue statement of fact or omits or will omit to state any material fact required to make the statements therein contained not misleading.

ARTICLE VI
PRE-CLOSING COVENANTS

The parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

6.1                               General.  Upon the terms and subject to the conditions hereof, each of the parties hereto agrees to use its commercially reasonable efforts promptly to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.  Seller will give any notices to third parties and will use their best efforts to obtain the Required Consents.  Each of the parties will use its commercially reasonable efforts to obtain all waivers, Permits, consents, approvals and releases and to effect all registrations, filings, assignments and notices with or to third parties or governmental or public bodies or authorities which are in the opinion of any party hereto necessary or desirable in connection with the transactions contemplated by this Agreement.

6.2                               Operation of the Product Line Business.  Seller will conduct the Product Line business in the ordinary course and in a manner consistent with past practice.  Seller will keep the Product Line business substantially intact, including the Acquired Assets, its present operations, physical facilities, working conditions, insurance policies, and relationships with lessors, licensors, suppliers, customers and employees.

6.3                               Access.  Seller will permit representatives of Buyer to have full access to all premises, properties, personnel, books, records, contracts, and documents of or pertaining to Product Line.

6.4                               Breaches That Become Known; Supplemental Schedules.  Seller shall promptly notify Buyer in writing if it of them becomes aware of any fact, information or condition that causes or constitutes a breach of any representation or any warranty made by it in this Agreement.  No disclosure pursuant to this Section 6.4, however, shall be deemed to amend or supplement any of the Schedules hereto or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

6.5                               Bulk Sales Laws.  Seller will fully comply with the requirements and provisions of any “bulk-transfer” laws of any jurisdiction that may be applicable with respect to the sale of any or all of the Acquired Assets to Buyer.

6.6                               Exclusivity.  Seller shall immediately cease any discussions and negotiations with, and no longer provide any non-public information to, Persons who have submitted, or have indicated that such Person(s) intend to submit, an acquisition proposal.  Seller shall not, nor shall it authorize or permit the officers, directors, employees, accountants, consultants, legal counsel, financing sources, agents and other representatives (collectively, “Representatives”) of Seller to, directly or indirectly, (i) solicit, initiate, propose, encourage or take any action to facilitate the submission of any Acquisition Proposal, (ii) initiate or participate in any way in discussions or negotiations regarding, or furnish or disclose to any Person (other than Buyer or its Representatives) any information in connection with, or which would be reasonably expected to result in, any Acquisition Proposal, (iii) otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any Person (other than Buyer or its Representatives) with respect to, or which would be reasonably expected to result in, an Acquisition Proposal.  Notwithstanding the previous sentence, if at any time prior to Closing, (x) Seller has received a bona fide unsolicited written proposal, not resulting from a breach of the previous sentence, that constitutes, or would reasonably be expected to lead to, a Acquisition Proposal, and (y) the Board of Directors of Seller in good faith, after consultation with its outside counsel and its other advisors it deems necessary, determines that the Acquisition Proposal constitutes or could reasonably be expected to result in a Superior Proposal, then Seller may furnish information to, or enter into discussions or negotiations with, such person that made such a proposal, but only to the extent that, (A) the Board of Directors of Seller, after consultation with its outside counsel, determines in good faith that failure to take such action would be a breach of its fiduciary duties to Seller’s stockholders imposed by Applicable Law, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person, Seller provides written notice to Buyer to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person, (C) prior to furnishing such information to such person, Seller receives from such person an executed confidentiality agreement in substantially similar form as the mutual confidentiality agreement dated March 30, 2011, between Buyer and Seller, and (D) Seller keeps Buyer informed, on a current basis, of the status and details of any such discussions or negotiations.

6.7                               Information Statement.

(a)                                  As promptly as practicable following the date of this Agreement, Seller shall prepare (with the cooperation of Buyer) and file with the SEC the Information Statement. Seller and Buyer shall cooperate with one another in connection with the preparation of the Information Statement and shall furnish all information concerning such party as the other party may reasonably request in connection with the preparation of the Information Statement.  Seller shall use its commercially reasonable efforts to have the Information Statement cleared by the SEC as promptly as reasonably practicable after such filing.  Seller will use commercially reasonable efforts to respond as promptly as reasonably practicable to any comments of the SEC with respect to the Information Statement and to cause the definitive Information Statement to be mailed to the stockholders of record of Seller as of the record date set forth in the Information Statement as promptly as reasonably practicable after the Information Statement is cleared by the SEC.

(b)                                 Seller shall promptly notify Buyer of the receipt of any comments from the SEC or its staff and all other written correspondence and oral communications with the SEC or its staff relating to the Information Statement and any request by the SEC or its staff for any amendment or supplement to the Information Statement or for additional information with respect thereto.

(c)                                  If at any time prior to the required approval of the transactions contemplated by this Agreement by the Seller stockholders any information relating to Seller, Buyer, or any of their respective affiliates, directors or officers, is discovered by Seller or Buyer, which should be set forth in an amendment or supplement to the Information Statement so that the Information Statement would not include any misstatement of a material fact or omit any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of Seller.

6.8                               Public Announcements.  Seller and Buyer shall develop a joint communications plan relating to the transactions contemplated by this Agreement and each party shall (i) ensure that all press releases and other public statements and communications (including, without limitation, any communications required to be filed with the SEC under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act) with respect to this Agreement and the transactions contemplated hereby shall be consistent with such joint communications plan and (ii) unless otherwise required by Applicable Law or by obligations pursuant to any listing agreement with or rules of any securities exchange, consult with each other for a reasonable time before issuing any press release or otherwise making any public statement or communication (including, without limitation any communication required to be filed with the SEC under Rule 425, Rule 165 and Rule 166 of the Securities Act or Rule 14a-12 of the Exchange Act), and mutually agree upon any such press release or any such public statement or communication, with respect to this Agreement or the transactions contemplated hereby.  In addition to the foregoing, except to the extent disclosed in the Information Statement, neither Seller nor Buyer shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party’s business, financial condition or results of operations without the consent of the other party.

6.9                               Guarantor Financial Information.  Buyer agrees to deliver to Seller a copy of the audited balance sheet of FCF Partners, LP for the fiscal year ending December 31, 2010.

ARTICLE VII
CONDITIONS TO OBLIGATION TO CLOSE

7.1                               Conditions to Obligation of Buyer.  The obligation of Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(a)                                  the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Closing Date, except to the extent that such representations and warranties are qualified by terms such as “material” and “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects at and as of the Closing Date;

(b)                                 Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(c)                                  there shall not be any injunction, judgment, order, decree, ruling or charge having the likely effect of preventing consummation of any of the transactions contemplated by this Agreement;

(d)                                 Buyer shall have received a certificate dated the Closing Date and executed by Seller certifying that the representations and warranties made by Seller in this Agreement are true and correct in required under Section 7.1(a) and that Seller has fulfilled all conditions to the Closing provided for in this Agreement to be fulfilled by it;

(e)                                  Seller shall have executed and delivered a Bill of Sale, Assignment and Assumption Agreement substantially on the terms and conditions and substantially in the form attached as Exhibit B (the “Bill of Sale, Assignment and Assumption Agreement”);

(f)                                    Seller and Buyer shall have executed and delivered a setoff agreement for the setoff of amounts payable to Seller due to Seller’s failure to materially continue manufacturing operations (the “Setoff Agreement”) substantially on the terms and conditions and substantially in the form attached hereto as Exhibit C;

(g)                                 Seller and Buyer shall have executed and delivered an agreement for the manufacturing of products by Seller (the “Manufacturing Agreement”) substantially on the terms and conditions and substantially in the form attached hereto as Exhibit D;

(h)                                 Seller and Buyer shall have executed and delivered an agreement for the warehousing of products and shared/transaction services (the “Warehousing Agreement”) substantially on the terms and conditions and substantially in the form attached hereto as Exhibit E;

(i)                                     Buyer shall have received consents, in a form reasonably satisfactory to Buyer, from those parties to the Assumed Contracts which by their terms prohibit assignment by Seller or require the written consent of the third party thereto, consenting to the assignment to Buyer of such Assumed Contract under the same terms and conditions as are applicable to Seller (the “Required Consents”);

(j)                                     Buyer shall have received the opinion of Henson & Efron, P.A., legal counsel of Seller, in a form reasonably satisfactory to Buyer, that the transactions described herein are not subject to any shareholder meeting requirements under Applicable Laws and any other matters reasonably requested by Buyer;

(k)                                  Buyer shall have received its lender’s consent to the acquisition of the Acquired Assets and received confirmation from its lender that the Acquired Assets will be eligible as eligible borrowing base assets under Buyer’s loan agreement with such lender;

(l)                                     Buyer and its legal, accounting and financial representatives shall have the opportunity to examine the properties, books and records of Seller relating to the Product Line and the Acquired Assets and shall be satisfied in their reasonable discretion as to the results of the examination, and Buyer shall further be satisfied in its reasonable discretion that the representations and warranties made by Seller regarding the performance, condition, and prospects of the Product Line business are true and accurate and have been materially substantiated;

(m)                               Seller shall have obtained requisite approval by Seller’s stockholders of the transactions contemplated by this Agreement; and

(n)                                 twenty (20) days shall have passed since the mailing of the Information Statement and Seller shall not have received any comments from the SEC.

7.2                               Conditions to Obligation of Seller.  The obligation of Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

(a)                                  the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been restated and made on and as of the Closing Date, except for those representations and warranties which speak as of a specified date;

(b)                                 Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

(c)                                  there shall not be any injunction, judgment, order, decree, ruling or charge having the likely effect of preventing consummation of any of the transactions contemplated by this Agreement;

(d)                                 Seller shall have received a certificate dated the Closing Date and executed by Buyer, certifying that the representations and warranties made by Buyer in this Agreement are true and correct in all material respects at and as of the Closing Date (except for such representations and warranties which speak as of a specified date) and that it has fulfilled all conditions to the Closing provided for in this Agreement to be fulfilled by it;

(e)                                  Buyer shall have executed and delivered the Bill of Sale, Assignment and Assumption Agreement;

(f)                                    Buyer shall have executed and delivered the Setoff Agreement;

(g)                                 Buyer shall have executed and delivered the Manufacturing Agreement;

(h)                                 Buyer shall have executed and delivered the Warehousing Agreement;

(i)                                     Buyer shall have executed and delivered the guaranty of FCF Partners, LP (the “FCF Guaranty”) in substantially the form attached hereto as Exhibit F;

(j)                                     Seller shall have obtained requisite approval by Seller’s stockholders of the transactions contemplated by this Agreement; and

(k)                                  Seller shall be satisfied in its reasonable discretion with its review of the audited balance sheet of FCF Partners, LP for the fiscal year ended December 31, 2010 with respect to the obligations under the FCF Guaranty; and

(l)                                     twenty (20) days shall have passed since the mailing of the Information Statement and Seller shall not have received any comments from the SEC.

ARTICLE VIII
POST-CLOSING COVENANTS

8.1                               Employees of Seller.  Buyer shall have no obligation to offer employment to any employee of Seller.  Seller shall be obligated to pay all compensation due, all accrued but unpaid sick leave, vacation and paid time off and all applicable severance payments as required by Applicable Laws.  Seller shall provide all notices and election forms required by and in accordance with ERISA, COBRA and any other Applicable Law after the Closing Date.  Buyer shall not be liable to any employee of the Seller for (i) any severance obligations, benefit obligations or any other similar obligations or Liabilities owed by Seller to any employee in connection with the termination of any person’s employment with Seller, (ii) the provision of health plan continuation coverage in accordance with the requirements of COBRA, if applicable and required by Applicable Law, or (iii) any payments to employees required under the WARN Act, if applicable and required by Applicable Law.  Seller agrees to provide any required notice under the WARN Act, if applicable and required by Applicable Law and to otherwise comply with any such statute with respect to any “plant closing” or “mass layoff’ (as defined in the WARN Act) or similar event affecting employees as a result of the transactions contemplated hereby.  In the event Buyer hires any former employee of Seller immediately subsequent to Closing, such employees shall become eligible for Buyer’s employee benefit plans in accordance with their terms.

8.2                               Third Party Consents.  The Parties shall cooperate in good faith and make reasonable efforts to assist the other(s) to obtain all consents and authorizations necessary or desirable in connection with the Transactions that were not obtained prior to the Closing, including consents and authorizations arising from, in connection with or incident to all contracts, mortgages, Permits, leases, or regulations to which Seller is a party or is bound.

8.3                               Mutual Cooperation after Closing; Receipt of Other Party’s Accounts Receivable.  At any time and from time to time after the Closing Date, any party hereto shall, upon the request of another party hereto, execute, acknowledge and deliver any agreements or other documents and will take any actions as may be reasonably requested by the requesting party in connection with carrying out and effectuating the intent and purpose hereof and all transactions and things contemplated by this Agreement, including relating to the assignment of the Acquired Assets, the assumption of the Assumed Liabilities, in connection with the preparation, review or audit of any tax returns or accounting records, in connection with litigation (provided there is no conflict of interest).  Such cooperation will include access to documents and personnel.  The party requesting assistance hereunder shall reimburse the others for reasonable out-of-pocket expenses incurred in providing such assistance.  Each party agrees to promptly deliver any payments made by customers on accounts receivable received by one party but which is owed to the other party.  At Closing, Seller will provide to Buyer a copy of Seller’s accounts receivable.

8.4                               Non-Competition; Non-Solicitation; Confidentiality.

(a)                                  Non-Competition.  Seller, on behalf of itself and its Affiliates, covenants and agrees that for a period ending five (5) years after the Closing Date, none of them shall anywhere in the United States or another country where Buyer is then conducting business, directly or indirectly, as owner, partner, joint venturer, stockholder, broker, agent, principal, trustee, licensor, or in any other capacity whatsoever (as applicable) (i) engage in, become financially interested in, be employed by, render any consultation or business advice to, or have any connection with, any person, firm, corporation, business or other enterprise engaged in a similar business to, or which is otherwise competitive with, the Product Line business, or (ii) knowingly interfere with, disrupt or attempt to disrupt any then existing relationship, contractual or otherwise, of the Product Line business with any of its customers, suppliers, employees, agents or other persons with whom it deals.  Notwithstanding the foregoing, nothing herein shall preclude Seller from continuing to operate its contract manufacturing business through its Imdyne division in substantially the same manner as it has been conducting such business prior to the Closing Date.

(b)                                 Non-Solicitation.  Seller covenants and agrees that for a period ending two (2) years after the Closing Date it will not, without Buyer’s prior written consent (i) solicit for employment as an employee or consultant any employee of Buyer or (ii) offer to or discuss with any employee of Buyer employment as an employee or consultant.

(c)                                  Confidentiality.  Seller covenants and agrees that it will not, at any time following the Closing Date, disclose, directly or indirectly, or make available to any Person, or in any manner use for its own benefit, any confidential information or trade secrets relating to the Product Line business or Buyer (collectively, the “Group”), including, without limitation, business strategies, operating plans, acquisition strategies (including the identities of, and any other information concerning, possible acquisition candidates), pro forma financial information, market analysis, acquisition terms and conditions, personnel information, product information, sources of leads and methods of obtaining new business, know-how, customer lists and relationships, supplier lists, manufacturing and distribution methods or any other methods of doing and operating the business of the Group, or other non-public proprietary and confidential information relating to the Group, except to the extent that such information (i) is obtained from a third party whom Seller does not have any reason to believe is bound by a duty of confidentiality, (ii) relates to information that is or becomes generally known to the public other than as a result of a breach thereof, or (iii) is required to be disclosed by law (including without limitation any federal regulations) or judicial administrative process (in which case prior to such disclosure the disclosing party shall promptly provide prior written notice of such required disclosure to Buyer in order to afford Buyer the opportunity to seek an appropriate protective order preventing such disclosure).

(d)                                 Injunctive Relief.  Seller acknowledges and agrees that a breach by it or its Affiliates of any of the provisions of this Section 8.4 will cause irreparable harm and damage to Buyer and that, in the event of such breach, Buyer shall have, in addition to any and all remedies at law, the right to an injunction, specific performance or other equitable relief to prevent the violation of the obligations of Seller hereunder without the necessity of proving such irreparable harm or damage or the inadequacy of remedies at law and without the necessity of posting any bond.

(e)                                  Severability.  Seller acknowledges and agrees that each provision of this Section 8.4 shall be treated as a separate and independent clause, and the unenforceability by any one clause shall in no way impair the enforceability of any of the other clauses herein.  Furthermore, if one or more of the provisions contained in this Section 8.4 shall for any reason be held to be excessively broad as to geographical scope, duration, activity or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate body by limiting and reducing it or them, as the case may be, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

(f)                                    Administration and Handling of Warranty Claims.  Buyer shall administer and perform the product repairs or replacements under all warranty claims of the Product Line business occurring or arising out of products sold by Seller prior to the Closing Date.

(g)                                 Sales Tax.  Seller shall pay all sales Tax, if any, payable with respect to the transfer of the Acquired Assets.  Seller shall prepare, subject to review and approval of Buyer, any Tax returns or other documents with respect to such sales Taxes and shall file such returns in a timely manner following the Closing Date.

(h)                                 Corporate Name Change.  Within five (5) days of the Closing Date, Seller shall change its corporate name to a name not confusingly similar to “Cycle Country.”

8.5                               Operation of the Product Line Business.  After the Closing and through May 31, 2014 (the “Contingency Period”), Buyer shall act in good faith in operating the Product Line business in a manner consistent with Buyer’s historic business practices and shall not take any action intentionally designed to reduce the Contingency Payments; provided, however, that intentional acts taken with respect to the Product Line business that otherwise have reasonable justification but indirectly have the affect of reducing the Contingency Payments shall not be deemed to violate this Section 8.5.  Buyer shall continue to offer the products and services of the Product Line as offered by Seller as of the Closing Date, with such subsequent generation products, replacements, modifications, additions and deletions as are appropriate in light of changing market and economic conditions.  Buyer shall not take efforts to divert clients or revenues from the Product Line business.

8.6                               Reports.

(a)                                  Determination; Reports.  Within fifteen (15) days after the end of each calendar month, Buyer will provide Seller a calculation of the Net Sales of the Eligible Products for the preceding calendar month and Contingency Period to date and the amount of the Contingency Payment, if any, payable to the Seller for such Period calculated in accordance with

Section 3.6 (each a “Contingency Payment Statement,” collectively the “Contingency Payment Statements”).

(b)                                 Inspection.  Seller and its agents and representatives shall have the right, at Seller’s expense, upon reasonable advance notice during normal business hours and no more frequently than once per quarter, to inspect and audit the books and records and financial statements of Buyer related to the Product Line; provided that such inspections and audits do not unreasonably disrupt the normal operations of Buyer.  Seller agrees to execute such confidentiality agreement as Buyer may require in connection with any inspection or audit.  Buyer shall use reasonable efforts to make personnel available to explain or provide further information regarding the underlying data and information used in the calculation of Net Sales and the Contingency Payment for the applicable Period.

(c)                                  Dispute Resolution.  Seller shall give written notice of any objection to a Contingency Payment Statement within thirty (30) days after Seller’s receipt of the Contingency Payment Statement.  The notice shall specify the nature of the objection to the Contingency Payment Statement.  If the Seller does not so object within thirty (30) days following delivery of the Contingency Payment Statement, it shall be conclusive and binding upon the parties.  If Seller does object, any dispute which is not resolved within fifteen (15) days after receipt by Buyer of written notice by Seller shall be submitted to the Referral Firm.  Buyer and Seller shall present in writing to the Referral Firm a complete list of the items disputed, the basis upon which such party is taking its position and all other information reasonably requested by the Referral Firm to reach its determination.  The Referral Firm shall be directed to cause an audit partner to reach a decision as soon as possible.  Each of Buyer and Seller shall use all commercially reasonable efforts, including supplying requested information, to assist the Referral Firm in reaching its decision as soon as possible.  The decision of the Referral Firm shall be final and binding on all parties to this Agreement, and shall be unreviewable by any court.  In resolving any disputed item, the Referral Firm shall calculate Net Sales in the manner described in Section 3.6 and the Referral Firm may not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party.  The fees, costs, and expenses of the Referral Firm (A) shall be borne by Buyer in the proportion that the aggregate dollar amount of such disputed items so submitted that are unsuccessfully disputed by Buyer (as finally determined by the Referral Firm) bears to the aggregate dollar amount of such items so submitted and (B) shall be borne by Seller in the proportion that the aggregate dollar amount of such disputed items so submitted that are successfully disputed by Buyer (as finally determined by the Referral Firm) bears to the aggregate dollar amount of such items so submitted.

8.7                               License.  For a period of eighteen (18) months following the Closing Date, Buyer hereby grants to Seller a non-exclusive, non-transferable, royalty-free license to use the domain name “www.atvgear.com” solely for the purpose of selling the Liquidation Inventory.  In addition, during the term of the transition services under the Warehousing Agreement, Buyer hereby grants to Seller a non-exclusive, non-transferable, royalty-free license to use the Domain Names, trade names and telephone numbers included in the Acquired Assets solely for the purpose of performing the transition services under the Warehousing Agreement.

ARTICLE IX
SURVIVAL, INDEMNIFICATION AND DISPUTE RESOLUTION

9.1                               Survival of Representations and Warranties; Agreements.  All representations and warranties contained herein shall survive the closing of the transactions consummated pursuant to this Agreement for a period of eighteen (18) months after the Closing Date; provided, however, that (i) the warranties and representations of Seller set forth in Sections 4.1 - 4.3, Section 4.6, and Section 4.16, above, shall survive the Closing indefinitely, (ii) the warranties and representations of Buyer set forth in Article V, above, shall survive the Closing indefinitely, (iii) the warranties and representations of Seller set forth in Sections 4.5 and 4.14, above, shall survive the Closing until the expiration of the relevant statute of limitations.  All covenants and obligations in this Agreement and the other Transaction Documents will survive indefinitely except to the extent specifically limited by their terms.  No indemnification claim made under Section 9.2, written notice of which is presented prior to an applicable expiration date set forth in the preceding sentence, shall be affected in any way by the expiration of any warranty or representation pursuant to this Section 9.1.

9.2                               Indemnification.

(a)                                  Seller, jointly and severally, hereby agrees to indemnify, defend and hold harmless Buyer and its officers, directors, stockholders, employees, agents, representatives and affiliates, and their respective successors and assigns (the “Buyer Indemnitees”), from and against any claim, suit, action, liability, loss, damage, deficiency, fee, cost or expense of any nature whatsoever, including, without limitation, interest, penalties and reasonable attorneys’ fees and litigation costs (individually, “Loss”; collectively, “Losses”) arising out of, based upon or resulting from:

(i)                                     the breach of the representations and warranties in Article IV;

(ii)                                  the assertion by any third party against a Buyer Indemnitee of any Retained Liabilities or any claim or demand for payment thereof; or

(iii)                               any failure by Seller to perform or fulfill any covenants or agreements set forth in this Agreement.

(b)                                 Buyer shall indemnify, defend and hold harmless Seller and its respective officers, directors, stockholders, employees, agents, representatives and affiliates, and its respective successors and assigns (the “Seller Indemnitees”), from and against any Losses arising out of, related to, or resulting from:

(i)                                     the breach of the representations and warranties of Buyer;

(ii)                                  the failure of Buyer to perform or fulfill any of its covenants or agreements set forth in this Agreement; or

(iii)                               the assertion by any third party against a Seller Indemnitee of any of the Assumed Liabilities or any claim or demand for payment thereof.

(c)                                  If a party hereto (the “Indemnitee”) receives notice of any claim or the commencement of any action or proceeding with respect to which any other party (or parties) is obligated to provide indemnification (the “Indemnifying Party”) pursuant to Section 9.2(a) or 9.2(b), the Indemnitee shall promptly give the Indemnifying Party notice thereof.  The failure of the Indemnitee to give timely notice as provided herein shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any material prejudice to the Indemnifying Party.  The Indemnifying Party may compromise or defend, at such Indemnifying Party’s own expense and by such Indemnifying Party’s own counsel, any such matter involving the asserted liability of the Indemnitee.  In any event, the Indemnitee, the Indemnifying Party and the Indemnifying Party’s counsel shall cooperate in the compromise of, or defense against, any such asserted liability.  Both the Indemnitee and the Indemnifying Party may participate in the defense of such asserted liability (each at their own expense) and neither may settle or compromise any claim over the reasonable objection of the other.  If the Indemnifying Party chooses to defend any claim, the Indemnitee shall provide reasonable assistance and cooperation to the Indemnifying Party in the defense thereof by making personnel available and providing continuing access to the books, records or other documents within its control, and shall provide such other documents, as are necessary or appropriate for such defense, for which assistance the Indemnifying Party will pay to the Indemnitee all reasonable out-of-pocket expenses.

(d)                                 Failure by the Indemnifying Party to notify the Indemnitee of its election to assume the defense of any such claim within thirty (30) calendar days after its receipt of notice thereof shall be deemed a waiver by the Indemnifying Party of its right to assume the defense of such claim.  In such event, the Indemnitee may defend against such claim in any manner it deems appropriate.  The Indemnitee may settle such claim or consent to the entry of any judgment with respect thereto, provided that it acts reasonably and in good faith.  The Indemnifying Party shall promptly reimburse Indemnitee (i) for the amount of all costs and expenses, legal or otherwise, reasonably incurred by the Indemnitee in connection with the defense against or settlement of such claims, and (ii) if no settlement of such claim is made, for the amount of any final judgment with respect to such claim, to the extent that such amount has been actually paid.

(e)                                  Seller shall not be liable under Section 9.2(a)(i) above until the aggregate amount of losses, liabilities, claims, damages, costs and expenses incurred by Buyer exceeds $50,000 (the “Deductible”), and then only for the excess over the Deductible; provided, however, that the Deductible shall not apply to representations and warranties referenced in clauses (i) and (iii) of Section 9.1 or intentional misrepresentations or fraud.  Notwithstanding anything herein to the contrary, the aggregate amount of losses, liabilities, claims, damages, costs and expenses that Seller shall be liable for under Section 9.2(a)(i) above shall not exceed $2,500,000 (the “Cap”); provided, however, that the Deductible shall not apply to representations and warranties referenced in clauses (i) and (iii) of Section 9.1 or intentional misrepresentations or fraud.

(f)                                    Neither Seller nor Buyer shall be deemed to have breached any representation, warranty, or covenant if (i) the other party hereto has, prior to the Closing, actual knowledge of the breach of, or inaccuracy in, or of any facts or circumstances constituting or resulting in the breach of or inaccuracy in, such representation, warranty or covenant, and (ii)

such other party has permitted the Closing to occur and, for purposes of this Agreement, are thereby deemed to have waived such breach or inaccuracy.

9.3                               Source of Recovery.

(a)                                  When a claim asserted against Seller under Section 9.2(a) has been Finally Resolved:

(i)                                     any payment then due and payable to Seller under Section 3.2 or Section 3.6 hereof shall be reduced by the amount of any reduction to the Purchase Price to which Buyer is entitled; and

(ii)                                  to the extent that payment then due and payable to Seller under Section 3.2 or Section 3.6 hereof is insufficient, the deficiency shall be paid by Seller within ten (10) days after Buyer has given notice making demand for such payment.  Any amounts not paid within such period shall accrue interest until paid, at the lesser of twelve percent (12%) per annum or the highest legal rate permitted under the laws of the State of Minnesota.

(b)                                 When a claim asserted against Buyer under Section 9.2(b) has been Finally Resolved, the deficiency shall be paid by Buyer within ten (10) days after Seller has given notice making demand for such payment.  Any amounts not paid within such period shall accrue interest until paid, at the lesser of twelve percent (12%) per annum or the highest legal rate permitted under the laws of the State of Minnesota.

Any claim against Seller that results in a Loss shall be deemed to be a reduction of the Purchase Price.

9.4                               Dispute Resolution; Mediation; Arbitration.

(a)                                  Except as provided in Section 3.3, any dispute arising out of or relating to this Agreement or the transactions contemplated hereby, including without limitation any questions regarding the existence, validity, interpretation or termination hereof shall be resolved in accordance with the procedures specified in this Section 9.4, which shall be the sole and exclusive procedures for the resolution of any such disputes.

(b)                                 Any dispute arising out of or relating to this Agreement or the transactions contemplated hereby shall first be submitted to mediation by a mutually acceptable mediator in a non-binding mediation after written notice by a party of such dispute.  The fee of such mediator shall be paid one-half by Seller and one-half by Buyer.

(c)                                  If any part of a dispute is not resolved by mediation within sixty (60) days from the notice of such dispute provided under Section 9.4(b), either party may commence a lawsuit in the state or federal courts sitting in Hennepin County, Minnesota.  The parties agree that exclusive jurisdiction shall be in the state and federal courts sitting in Hennepin County, Minnesota, and any objections to jurisdiction or venue are hereby waived.

ARTICLE X
TERMINATION

10.1                        Termination by Mutual Consent or Outside Date.  This Agreement may be terminated (i) at any time prior to the Closing Date by the mutual written consent of Buyer and Seller, or (ii) by Buyer or Seller in the event the Closing has not occurred on or before the sixtieth (60th) day after execution of this Agreement (the “Outside Date”), provided that the right to terminate pursuant to this clause (ii) shall not be available to any party whose action or failure to act has been the cause of or resulted in the failure of the Transaction to occur on or before the Outside Date.

10.2                        Termination by Buyer.  Buyer may terminate this Agreement by written notice to Seller at any time prior to the Closing Date, or earlier as specified below, if:

(a)                                  within thirty (30) days of the date of this Agreement the conditions to performance specified in Section 7.1(l) are not satisfied; and Buyer will be deemed to have waived such condition if Buyer fails to terminate this Agreement as a result of such condition not being satisfied prior to expiration of such thirty (30) day period;

(b)                                 any other condition to the performance of Buyer set forth herein shall not be fulfilled on or before the date specified for the fulfillment thereof, unless such failure is a result of acts or failures to act of Buyer;

(c)                                  a default under or a breach of this Agreement or a misrepresentation or a breach of any warranty or covenant of Seller set forth in this Agreement or in any instrument delivered by Seller pursuant hereto shall have occurred, which default, misrepresentation or breach would or would be reasonably expected to cause any of the conditions set forth in Section 7.1 to not be satisfied, unless the same is curable and is cured by Seller within twenty (20) days of written notice thereof from Buyer; or

(d)                                 if any party to a Voting Agreement (other than Buyer) breaches the terms and conditions of a Voting Agreement.

10.3                        Termination by Seller.  Seller may terminate this Agreement by written notice to Buyer at any time prior to the Closing Date if:

(a)                                  Seller notifies Buyer in writing on or prior to the Closing Date that Seller’s Board of Directors and/or stockholders have approved and/or recommended a Superior Proposal, and in conjunction therewith Seller pays to Buyer in immediately available funds to a bank account designated in writing by Buyer a break-up fee of $225,000 which shall be the sole remedy of Buyer in connection with any such termination;

(b)                                 a condition to the performance of Seller set forth herein shall not be fulfilled on or before the date specified for the fulfillment thereof, unless such failure is a result of acts or failures to act of Seller;

(c)                                  a default under or a breach of this Agreement or a misrepresentation or a breach of any warranty or covenant of Buyer set forth in this Agreement or in any instrument delivered by Buyer pursuant hereto shall have occurred, which default, misrepresentation or breach would or would be reasonably expected to cause any of the conditions set forth in Section 7.2 to not be satisfied, unless the same is curable and is cured by Buyer within twenty (20) days of written notice thereof from Seller; or

(d)                                 any right of Seller to terminate this Agreement shall be effective notwithstanding the fact that Seller’s stockholders have approved the transactions contemplated hereby pursuant to the Voting Agreement.

10.4                        Effect of Termination.  Except as provided in Section 10.3(a), in the event of the termination and abandonment hereof prior to the Closing Date pursuant to the provisions of this Article X, this Agreement shall become void and have no effect, and each party shall pay all of its own expenses incurred in connection herewith, without any liability on the part of any party or its partners, directors, officers or stockholders, except for any liability of any party for default or breach of this Agreement; provided, however, that no party shall be liable for, and no party may recover, consequential damages (including lost profits), exemplary or punitive damages as a result of the termination for breach of this Agreement.  Upon termination of this Agreement, Buyer shall promptly return to Seller all confidential information received in connection with the transactions contemplated hereby.  Seller shall further be entitled to any remedies available under that certain Mutual Confidentiality Agreement between Buyer and Seller dated March 30, 2011, the terms of which shall be deemed reinstated and continue in full force and effect in the event this Agreement is terminated.

ARTICLE XI
MISCELLANEOUS

11.1                        Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.  Seller may not assign this Agreement or any part hereof.  No assignment shall release the any party from any obligation or liability under this Agreement.

11.2                        Entire Agreement; Amendments; Attachments.

(a)                                  This Agreement, all Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto, including the Transaction Documents, represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties.  The parties may amend or modify this Agreement only by a written instrument executed by Buyer and Seller.

(b)                                 The Exhibits and Schedules attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

11.3                        Severability.  In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, or shall be incapable of performance in any material respect, for any reason other than breach by a party of its obligations hereunder, then to the maximum extent permitted by law, the validity or enforceability of the remaining provisions of this Agreement or any other instrument referred to herein shall not be affected thereby.  In such event, the parties hereby undertake to substitute for any such invalid provision or for any provision incapable of performance, a provision which corresponds to the spirit and purpose of such invalid or unperformable provision as permitted under applicable laws and regulations, so as to provide to the parties to the fullest extent possible the economic purpose and effect of this Agreement.

11.4                        Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

11.5                        Section Headings.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

11.6                        Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

11.7                        Third Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

11.8                        Cumulative Remedies.  All rights and remedies of any party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

11.9                        Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any federal, state, local, or foreign statute or law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.  References herein to directors or officers of foreign entities shall be construed to refer to the appropriate analogous governing body or individual exercising an analogous function. The word “including” means including without limitation.

11.10                 Publicity.  No publicity release or announcement concerning this Agreement or the transactions contemplated hereby which identifies the parties hereto; shall be made without advanced approval thereof by Seller and Buyer; provided, however, that Buyer and its Affiliates may make any public disclosure it believes in good faith is required by Applicable Law.

11.11                 Notices.  Any notice, request, demand, consent and other communication required or permitted hereunder shall be in writing signed by a duly authorized representative of the party giving notice and given to the other parties by delivery in person; by recognized national overnight courier service; or by facsimile transmission at the following addresses (or to such other person or at such other address as any may subsequently furnish by notice in accordance with this Section):

If to Seller:

Cycle Country Accessories Corp.

5929 Baker Road, Suite 400

Minnetonka, MN 55345

Attention:  Robert Davis, Chief Executive Officer

With a copy to:

Henson & Efron, P.A.

220 South Sixth Street, Suite 1800

Minneapolis, MN  55402-4502

Attention:  Clark D. Opdahl, Esq.

If to Buyer:

Kolpin Outdoors, Inc,

205 N. Depot Street

Fox Lake, WI 53933

Attention: Tom Lutes, President & CEO

With a copy to:

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI  53202

Attention:  John A. Dickens, Esq.

Any such notice and other communication addressed as provided herein will be deemed duly and validly given upon delivery if in person; upon delivery by a recognized national overnight courier service; and upon receipt of a confirmation slip evidencing satisfactory transmission if by facsimile transmission.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of and on the date first above written.

SELLER:

CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation

By:
Its:

CYCLE COUNTRY ACCESSORIES CORPORATION, an Iowa corporation

By:
Its:

KOLPIN OUTDOORS, INC., a Wisconsin corporation

By:
Its:

Signature Page to Asset Purchase Agreement

EXHIBIT AND SCHEDULE LIST

Exhibits:

Exhibit A:	Voting Agreement

Exhibit B	Bill of Sale, Assignment and Assumption Agreement

Exhibit C:	Setoff Agreement

Exhibit D:	Manufacturing Agreement

Exhibit E:	Warehousing Agreement

Exhibit F:	FCF Guaranty

Schedules:

Schedule 2.1(a):	Tangible Personal Property of “Cycle Country”

Schedule 2.1(d):	Assumed Contracts

Schedule 2.2(e):	Assets Not Related to the Business

Schedule 2.2(f):	Liquidation Inventory

Schedule 2.1(j):	Prepaid Expenses

Schedule 3.3:	Inventory Value as of June 21, 2011

Schedule 3.6:	Exclusions to Eligible Products

Schedule 3.7:	Allocation of Purchase Price

Schedule 4.3:	Absence of Conflicts

Schedule 4.4:	Financial Statements

Schedule 4.5:	Exceptions to Tax Returns; Tax Deficiencies

Schedule 4.6:	Exceptions to Title to Property

Schedule 4.7:	Exceptions to Acquired Assets

Schedule 4.8:	Inventory

Schedule 4.9:	Contracts

Schedule 4.10:	Intellectual Property

Schedule 4.11:	Litigation

Schedule 4.13:	Collective Bargaining Agreements and Contracts

Schedule 4.14:	Compliance with Laws

Schedule 4.15:	Top 10 Customers

Schedule 4.16:	Brokers

DISCLOSURE SCHEDULES

TO

ASSET PURCHASE AGREEMENT

BY AND AMONG

KOLPIN OUTDOORS, INC. (“BUYER”),

CYCLE COUNTRY ACCESSORIES CORP.

AND

CYCLE COUNTRY ACCESSORIES CORPORATION

(collectively “SELLER”)

Dated as of August 26, 2011

General Comments With Respect to Disclosure Schedules

Pursuant to the terms of the Asset Purchase Agreement (the “Agreement”), dated as of August 26, 2011, by and among Kolpin Outdoors, Inc., a Wisconsin corporation, or an entity to be formed by it (the “Buyer”), Cycle Country Accessories Corp., a Nevada corporation (“Cycle Country-Nevada”), and Cycle Country Accessories Corporation, an Iowa corporation (“Cycle Country-Iowa”).  Cycle Country-Nevada and Cycle Country-Iowa are collectively referred to herein as the “Seller”.

While Seller has endeavored to label each Schedule and subheading with respect to the items relevant thereto, items listed under a particular Schedule and subheading may be relevant to a different Schedule and subheading.  Accordingly, items listed under each Schedule and subheading are hereby incorporated by reference into each other Schedule and subheading in which such item is required to be listed to the extent its applicability in such other Schedule is reasonably apparent on the face of such information.

The inclusion of a matter herein is not an admission by, and does not reflect a judgment on the part of Seller that such matter is material or may have a material adverse effect.

Capitalized terms used herein have the meanings set forth in the Agreement.

Schedules:

Schedule 2.1(a):	Tangible Personal Property of “Cycle Country”

Schedule 2.1(d):	Assumed Contracts

Schedule 2.1(j):	Prepaid Expenses

Schedule 2.2(e):	Assets Not Related to the Business

Schedule 2.2(f):	Liquidation Inventory

Schedule 3.3:	Inventory Value as of June 21, 2011

Schedule 3.6:	Exclusions to Eligible Products

Schedule 3.7:	Allocation of Purchase Price

Schedule 4.3:	Absence of Conflicts

Schedule 4.4:	Financial Statements

Schedule 4.5:	Exceptions to Tax Returns; Tax Deficiencies

Schedule 4.6:	Exceptions to Title to Property

Schedule 4.7:	Exceptions to Acquired Assets

Schedule 4.8:	Inventory

Schedule 4.9:	Contracts

Schedule 4.10:	Intellectual Property

Schedule 4.11:	Litigation

Schedule 4.13:	Collective Bargaining Agreements and Contracts

Schedule 4.14:	Compliance with Laws

Schedule 4.15:	Top 10 Customers

Schedule 4.16:	Brokers

Schedule 2.1(a)

Tangible Personal Property of “Cycle Country”

1.               See attached Fixed Asset Schedule of Tooling and Fixtures.

2.               Trade Show Booth(s)

3.               Competition Samples

4.               Miscellaneous R&D — related equipment such as special tools and one 2008 Rincon 600 ATV used for testing.

Schedule 2.1(d)

Assumed Contracts

1.               Contracts relating to management, employment or consulting services:

a.               License Agreement - Hill Outdoors

b.              Royalty Agreement — Bob Baker

c.               Independent Consulting Agreement — Ken Hornerr

Schedule 2.1(j)

Prepaid Expenses

1.               Indy Trade Show booth for 2012 (partial payment)

Schedule 2.2(e)

Assets Not Related to the Business

All other assets of the Seller except for those specifically described in this Agreement.

Schedule 2.2(f)

Liquidation Inventory

See attached Schedule

Schedule 3.3

Inventory Value as of June 21, 2011

See attached Schedule

Schedule 3.6

Exclusions to Eligible Products

General: those products that may be used in conjunction with the activity of ATV/UTV snow plowing, but are not integral to actual functions of snow plowing, including:

1.	Winches and the accessories
2.	Tire chains
3.	All product categories currently carried by Kolpin (2011 catalog):
	•	Gun boots & brackets
	•	Grips and carriers
	•	Lights
	•	Fuel packs
	•	Exhaust
	•	Basket racks
	•	Soft luggage
	•	Hard luggage
	•	Overfenders
	•	UTV storage
	•	UTV roofs
	•	ATV/UTV windshields
	•	Stereos
	•	Rider accessories
	•	Guard Dog
	•	Dirtworks 3 pt hitches and related implements
	•	Hitches

Schedule 3.7

Allocation of Purchase Price

Subject to the recalculation of the Final Determination of Purchase Price in Section 3.5, the allocation of the purchase shall be as follows:

1.	Trademarks	$21,664

2.	Patents	10,222

3.	Tooling & Fixtures	119,981

4.	Inventory	999,405

5.	Goodwill	3,048,728

		$4,200,000

(1) Schedule 4.3

Absence of Conflicts

1.               Bank MidWest:  Senior Lender to the Seller has a blanket lien on all assets as disclosed in the attached Eighth Amendment to the Secured Credit Agreement.  Said liens will be released on the Acquired Assets at closing.

Schedule 4.4

Financial Statements

1.               Financial statements supplied to Buyer:  See attached.  In addition, as Seller is a publically listed and publically reporting company, all of our financial statements which are reviewed quarterly and audited annually are available to the Buyer for inspection, and are therefore incorporated herein by reference.

In addition, over the course of the discussion and negotiations with the Buyer, the Seller has disclosed and provided information relating to the proprietary costing, sales, margins, engineering, sales history’s and customer details, including but not limited to,reports dealing with employment personnel and payroll costs, as well as historical sales analysis by segment with detailed cost and expenses analysis.

2.               Exceptions to the financial statements:  None

Schedule 4.5

Exceptions to Tax Returns; Tax Deficiencies

None

Schedule 4.6

Exceptions to Title to Property

None

Schedule 4.7

Exceptions to Acquired Assets

None

Schedule 4.8

Inventory

None

Schedule 4.9

Contracts

1.               Contracts pertaining to the borrowed money:

a.               Eighth Amendment to Secured Credit Agreement

2.               Contracts creating encumbrances:

a.               Eighth Amendment to Secured Credit Agreement

3.               Contracts creating a guarantee of payment or performance:  none

4.               Contracts relating to management, employment or consulting services:

a.               Summary of Employment Agreements and other non-compete agreements, which have been provided in this Schedule by reference in the due diligence books.

b.              Executive Employment Agreement — Tony Petersen — March 1, 2011

c.               Executive Employment Agreement — Curt Hill — March 1, 2011

d.              Executive Employment Agreement — Aaron Schulz — March 1, 2011

e.               Executive Employment Agreement — Greg Davis — March 1, 2011

f.                 Executive Employment Agreement — Robert Davis — July 1, 2010

g.              Executive Employment Agreement — Jeff Tetzlaff — July 1, 2010

h.              Separation Agreement and Release of Claims — Jeff Tetzlaff — December 31, 2010

i.                  Executive Employment Agreement — Alan Bailey — April 11, 2005

j.                  Executive Employment Agreement — Jim Danbom — August 21, 2001

k.               Offer Letter — Bruce Egeness — January 18, 2011

l.                  License Agreement - Hill Outdoors

m.            Royalty Agreement — Bob Baker

5.               Contracts relating to capital expenditures in excess of $50,000:  none

6.               Contracts limiting the freedom of the Seller to engage in or compete with any business or granting any powers of attorney:  none

7.               Contract for the acquisition or disposition of real property or any business or line of business or for any merger or consolidation:  none

8.               Joint venture or partnership contracts:  none

9.               Distribution, Sale Representative, or Confidentiality Agreements:

a.               Sales Representative Agreement — Timber Valley Associates

10.         Leases of Real and Personal Property:  none

11.         Contracts for the purchase of raw materials or supplies for, or the furnishing of the services too, the Product Line Business, (A) for which comparable goods or services are not readily available in the Ordinary Course of Business or (B) the quantities of which are in excess of the normal operating requirements of the Product Line Business, or (C) that exceed $50,000:  None

12.         Contracts that individually require after the date hereof the payment of $50,000 or more during and 12 month period:  none

13.         Contracts that are not in the Ordinary Course of Business:  none

Schedule 4.10

Intellectual Property

Patent Number	Issue Date	Description
7,685,7480	3/30/2010	Vehicular Plow
6,957,505	10/25/2005	A Blade attachment for an all-terrain vehicle (CIP ‘738)
6,428,197	08/09/2002	A spotlight for an all-terrain vehicle
6,843,002	01/18/2005	A blade attachment for an all-terrain vehicle

1.                                       See attached Schedule of Trademarks.

2.                                       See attached Schedule of Domain Names

Schedule 4.11

Litigation

1.               Pending Litigation:

a.               Owens Industries:  Confession of Judgment: Friendly major supplier arrangement in which we voluntarily granted them a Confession of Judgment.  Supplier has not exercised their rights to file this.  Payment in full to them will occur at the time of closing of this Agreement.

2.               Closed Litigation, but with collection benefits to us:

a.               Hancher fraud matter:  Settlement Agreement.

Schedule 4.13

Collective Bargaining Agreements and Contracts

None

Schedule 4.14

Compliance with Laws

None

Schedule 4.15

Top 10 Customers

1.               Tucker Rocky

2.               Western Power Sports

3.               Le Mans Corporation

4.               Marshall Distributing Inc.

5.               K.K. Motorcycle Supply

6.               Duells

7.               Bell Industries Inc.

8.               Maverick Distributing

9.               Oy Brandt Ab

10.         Gamma

One-page overview of their account history is attached.

Schedule 4.16

Brokers

None

EXHIBIT A

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of the 26th day of August, 2011, by and among Kolpin Outdoors, Inc., a Wisconsin corporation (“Buyer”), and the undersigned stockholder (the “Stockholder”) of Cycle Country Accessories Corp., a Nevada corporation (“Seller”).

WHEREAS, as of the date hereof, Stockholder owns, or has the sole power to direct the voting of, the number of Shares (as defined below) set forth opposite such Stockholder’s name on Schedule 1 hereto;

WHEREAS, Buyer, Seller and Cycle Country Accessories Corporation, an Iowa corporation and a wholly-owned subsidiary of Seller (“Iowa”), propose to enter into, simultaneously herewith, an Asset Purchase Agreement (the “Purchase Agreement”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the Purchase Agreement), providing for the acquisition by Buyer of certain assets of Seller and Iowa (the “Transaction”);

WHEREAS, Stockholder is entering into this Agreement as a material inducement and consideration to Buyer to enter into the Purchase Agreement; and

WHEREAS, concurrently with the execution of this Agreement, certain other stockholders of the Seller are entering into similar voting agreements.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and in the Purchase Agreement, and intending to be legally bound hereby, Stockholder hereby agrees as follows:

1.                                       Voting Agreement.  Stockholder, by this Agreement, with respect to his or its Shares, hereby agrees to vote, at any meeting of the stockholders of the Seller or in any action taken by the stockholders of the Seller without a meeting, all of such Stockholder’s Shares (a) in favor of the approval and adoption of the Purchase Agreement and approval of the Transaction and all other transactions contemplated by the Purchase Agreement and this Agreement, and (b) against any action, agreement or transaction (other than the Purchase Agreement or the transactions contemplated thereby) or proposal (including any Superior Proposal) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Seller or Iowa under the Purchase Agreement or that could result in any of the conditions to the Seller’s or Iowa’s obligations under the Purchase Agreement not being fulfilled.  Upon the execution of this Agreement by Stockholder, Stockholder hereby revokes any and all other proxies given by such Stockholder with respect to the Stockholder’s Shares.  Stockholder acknowledges receipt and review of a copy of the Purchase Agreement.  For purposes of this Agreement, “Shares” shall mean all shares of common stock of the Seller (“Seller Common Stock”), as set forth opposite such Stockholder’s name on Schedule 1, and any and all other shares of Seller Common Stock acquired by Stockholder or over which Stockholder has sole voting power after the date hereof and prior to the Closing.

2.                                       Transfer of Shares.  Stockholder agrees that he or it shall not, directly or indirectly, during the period from the date of this Agreement through the Expiration Date (as defined below), (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares, or (d) take any action that would make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect or have the effect of preventing or disabling the Stockholder from performing his or its obligations hereunder.

3.                                       Appraisal Rights.  Stockholder agrees not to exercise any rights of appraisal or any dissenters’ rights that such Stockholder may have (whether under applicable law or otherwise) or could potentially have or acquire in connection with the Transaction.

4.                                       Termination.  For purposes of this Agreement, the “Expiration Date” shall be defined as, and the obligations of Stockholder under this Agreement shall terminate upon, the earliest of (a) the Closing, (b) the date that the Purchase Agreement is validly terminated in accordance with its terms, and (c) upon the written consent of Stockholder and Buyer.  Nothing in this Section 5 shall relieve any party of liability for any breach of this Agreement.

5.                                       Representations and Warranties of the Stockholders.  Stockholder hereby represents and warrants to Buyer as follows:

(a)                                  On the date hereof, the Shares set forth on Schedule 1 attached hereto constitute all of the stock or securities, of whatever series, class or designation, of the Seller owned of record and beneficially by such Stockholder.  Such Stockholder has sole power to issue instructions with respect to the matters set forth in this Agreement, sole power of disposition, sole power to vote the Shares and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares set forth opposite such Stockholders name on Schedule 1 attached hereto, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b)                                 If such Stockholder is an individual, such Stockholder has all necessary capacity, power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Buyer, constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(c)                                  The execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall not (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a

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default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound, or (ii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder’s properties or assets.

(d)                                 Such Stockholder understands and acknowledges that Buyer is entering into the Purchase Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(e)                                  From time to time after the date hereof, at any other party’s request and without further consideration, such Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be reasonably necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

6.                                       Representations and Warranties of Buyer.  Buyer hereby represents and warrants to Stockholder as follows:

(a)                                  Buyer (i) is a corporation, which is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and (ii) Buyer has all necessary capacity, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Buyer and, assuming the due authorization, execution and delivery by Stockholder and the Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

(b)                                 (i)  No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority or any other person or entity is necessary for the execution of this Agreement by Buyer, and the consummation by Buyer of the transactions contemplated hereby and thereby and (ii) none of the execution and delivery of this Agreement by Buyer, the consummation by Buyer of the transactions contemplated hereby or compliance by Buyer with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable organizational documents of Buyer, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Buyer is a party or by which its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Buyer or any of its properties or assets.

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7.                                       Miscellaneous.

(a)                                  This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b)                                 Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties, provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations.

(c)                                  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to the principles of conflicts of laws thereof.

(d)                                 This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(e)                                  This Agreement and the Purchase Agreement constitute the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(f)                                    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

(g)                                 This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(h)                                 The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(i)                                     Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby.

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(j)                                     The use of words of the masculine gender is intended to include, wherever appropriate, the feminine or neuter gender and vice versa. The use of words of the singular is intended to include, wherever appropriate, the plural and vice versa.

(k)                                  Notwithstanding anything herein to the contrary, nothing herein shall affect the ability of Stockholder, who is a director of the Seller, to take any action as a director of the Seller permissible under the Purchase Agreement or as such director may determine to be otherwise necessary to comply with his fiduciary duties as a director of the Seller, whether or not such actions are consistent with the obligations of such Stockholder under this Agreement.  Stockholder is entering into this Agreement solely in his capacity as a stockholder of the Seller, and not as a director of the Seller.

(l)                                     Except as expressly set forth in this Agreement, nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to any Shares shall remain and belong to Stockholder, and Buyer shall not have any authority to exercise any power or authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Seller or exercise any power or authority to direct Stockholder in the voting of any of the Shares, except as otherwise expressly provided in this Agreement.

The remainder of this page has intentionally been left blank.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KOLPIN OUTDOORS, INC.

By:

Name:

Title:

[signatures continued on next page]

SIGNATURE PAGE TO VOTING AGREEMENT

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STOCKHOLDER:

By:

Name:

SIGNATURE PAGE TO VOTING AGREEMENT

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SCHEDULE 1

Name of Stockholder	Number of Shares of Seller Common Stock Owned Beneficially and of Record

Robert Davis	1,005,809

Paul DeShaw	2,284,560

EXHIBIT B

ASSIGNMENT AND ASSUMPTION AGREEMENT AND WARRANTY BILL OF SALE

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND WARRANTY BILL OF SALE (this “Agreement and Bill of Sale”) is made and entered into as of the           day of                        , 2011, by and among KOLPIN OUTDOORS, INC. a Wisconsin corporation (the “Buyer”), CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation (Cycle Country-Nevada”), and CYCLE COUNTRY ACCESSORIES CORPORATION, an Iowa corporation (Cycle-Country-Iowa” and together with Cycle Country-Nevada, collectively, the “Seller”).  All terms not otherwise defined herein shall have such meanings ascribed to them in that certain Asset Purchase Agreement dated as of August 26, 2011, by and between the Buyer and the Seller (the “Purchase Agreement”).

W I T N E S S E T H:

WHEREAS, the Buyer and the Seller have entered into the Purchase Agreement, pursuant to which the Seller has agreed to sell to the Buyer and the Buyer has agreed to purchase from the Seller the Acquired Assets;

WHEREAS, the Seller has agreed to assign to the Buyer all of the Seller’s right, title and interest in, to and under the Assumed Contracts; and

WHEREAS, as additional consideration for the Acquired Assets to be conveyed by the Seller to the Buyer pursuant to the Purchase Agreement, the Buyer has agreed to assume the Assumed Liabilities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto promise and agree as follows:

1.             The Seller hereby conveys, grants, bargains, sells, transfers and assigns and delivers unto the Buyer, and the Buyer’s successors and assigns forever, all of the Seller’s right, title and interest in and to all of the Acquired Assets, to have and to hold for the Buyer’s (and its successors and assigns) own use forever.

2.             The Seller warrants and represents, which warranty and representation shall survive the execution hereof, that the Seller has good and marketable title to all of the Acquired Assets free and clear of all liens, claims, encumbrances and security interests whatsoever.

3.             The Seller hereby assigns and transfers to the Buyer all of the Seller’s right, title and interest in, to and under the Assumed Contracts.

4.             The Buyer hereby (i) accepts the assignment of the Assumed Contracts; and (ii) assumes the Assumed Liabilities.

5.             Except for the Assumed Liabilities, the Buyer shall not be obligated under, nor shall the Buyer be, or become liable for any obligation, contract, debt or liability of the Seller.

Other than the Assumed Liabilities, the Seller covenants and agrees to pay and discharge all liabilities and obligations of the Seller.

6.             This Agreement and Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.             This Agreement and Bill of Sale and all questions arising in connection herewith shall be governed by and construed in accordance with the internal laws of the State of Minnesota.

8.             This Agreement and Bill of Sale may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

9.             The provisions of this Agreement and Bill of Sale are subject in all respects to the terms of the Purchase Agreement.  In the event the terms of the Purchase Agreement conflict with the terms of this Agreement and Bill of Sale, the terms of the Purchase Agreement shall control in all respects.

10.           Nothing in this Agreement and Bill of Sale is intended to confer upon any person, other than the parties hereto and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement and Bill of Sale.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement and Warranty Bill of Sale as of the day, month and year first above written.

SELLER:

CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation

By:
Its:

CYCLE COUNTRY ACCESSORIES CORPORATION, an Iowa corporation

By:
Its:

KOLPIN OUTDOORS, INC., a Wisconsin corporation

By:
Its:

Signature Page to the Assignment and Assumption Agreement and Warranty Bill of Sale

EXHIBIT C

SETOFF AGREEMENT

THIS AGREEMENT is entered into as of the           day of August, 2011 (the “Effective Date”) between Cycle Country Accessories Corp., a Nevada corporation (“Cycle Country-Nevada”), Cycle Country Accessories Corporation, an Iowa corporation (“Cycle Country-Iowa” and together with Cycle Country-Nevada, collectively “Seller”), and Kolpin Outdoors, Inc., a Wisconsin corporation (“Buyer”).

WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement, dated August 26, 2011 (the “Purchase Agreement”), pursuant to which Buyer is purchasing certain assets used in the Product Line business operated by Seller with the Acquired Assets; and

WHEREAS, Seller and Buyer are parties to that certain Master Supply Agreement, dated even date herewith (the “Manufacturing Agreement”), pursuant to which Seller will manufacture the Product Line products through March 31, 2012; and

WHEREAS, the Buyer desires certain setoff rights against payments of Purchase Price due on March 31, 2012 if Seller substantially fails to continue Seller’s manufacturing operations, or obtain outside third party manufacturing services for such products such that Buyer suffers as a result of the repeated, consistent and substantial failure to manufacture such products within the lead times provided for manufacture of such products, and Seller agrees to provide such setoff rights on the terms and conditions set forth below;

NOW, THEREFORE, it is understood and agreed that:

SECTION I
PAYMENT AND SETOFF/REIMBURSEMENT

1.1.                              Manufacture of Product.  Seller shall manufacture products for Buyer and Buyer will purchase products from Seller on the terms and conditions specified in the Manufacturing Agreement.  The parties agree that with the exception of the limited circumstances set forth herein, the terms and conditions of the Manufacturing Agreement shall set forth the terms conditions, rights, obligations and remedies of the parties relating to the manufacture, sale, purchase, indemnification and delivery of the products sold pursuant to the Manufacturing Agreement. The limited right of setoff/reimbursement set forth herein is in lieu of any other remedies provided by contract or at law pursuant to the Manufacturing Agreement (other than the right to terminate the Manufacturing Agreement pursuant to its terms); provided, however, that Buyer’s remedies shall not be limited upon the occurrence of a Catastrophic Breach under the Manufacturing Agreement which is not cured within any applicable cure period, if any; provided, further, that nothing contained in this Agreement or the Manufacturing Agreement shall limit in any manner the indemnification obligations of Seller under the Purchase Agreement or the Manufacturing Agreement.

1.2.                              Setoff/Reimbursement Right.

(a)                                  In the event of a Minor Breach under the Manufacturing Agreement, Buyer shall deliver written notice to Seller of such breach.  If Seller fails to cure such breach within the cure period set forth in the Manufacturing Agreement, Buyer may set off the actual damages sustained by Buyer as a direct, proximate result of the Minor Breach under the Manufacturing Agreement (the “Minor Failure Damages”) pursuant to Section 1.3(a) below.  Buyer shall notify Seller of the amount of damages sustained by Buyer, accompanied by reasonable proof of the damages.

(b)                                 In the event of a Major Breach under the Manufacturing Agreement, Buyer shall deliver written notice to Seller of the occurrence of such event.  If Seller fails to cure such breach within the cure period set forth in the Manufacturing Agreement, Buyer shall be entitled to setoff or obtain reimbursement for the amount of actual damages sustained by it including direct damages relating to the Major Breach under the Manufacturing Agreement, including costs of cover and reasonable consequential damages actually sustained by Buyer as a direct result of the occurrence of such event(s) (the “Major Failure Damages”) pursuant to Section 1.3(b) below.  Buyer shall notify Seller of the amount of damages sustained by Buyer, accompanied by reasonable proof of the damages.

(c)                                  In the event of a failure by Seller to comply with its obligations under the Manufacturing Agreement with respect to warranty claims made following the termination of the Manufacturing Agreement excluding routine warranty claims in the ordinary course of business consistent with historic levels, Buyer shall deliver written notice to Seller of the occurrence of such event.  In the event Seller fails to cure such breach within ten (10) days following written notice from Buyer, or if such breach cannot reasonably be cured within such ten (10) day period, Seller is not diligently pursuing such cure, Buyer shall be entitled to setoff or obtain reimbursement for the amount of actual damages sustained by it including direct damages relating to such failure, including costs of cover and reasonable consequential damages actually sustained by Buyer as a direct result of the occurrence of such event(s) (the “Warranty Damages”) pursuant to Section 1.3(c) below.  Buyer shall notify Seller of the amount of damages sustained by Buyer, accompanied by reasonable proof of the damages.

(d)                                 To the extent Buyer is required to pay or honor a rebate, discount or marketing program obligation offered by Seller prior to the Closing Date which is redeemed by the customer after the Closing Date, Buyer shall be entitled to setoff or obtain reimbursement for the amount of the rebate or other payment paid by Buyer to a customer or the amount of any discount provided by Buyer to a customer related to such program (the “Rebate Damages”) pursuant to Section 1.3(d) below.  Buyer shall notify Seller of the amount paid or discount provided by Buyer, accompanied by reasonable proof of the payment made or discount provided.

(e)                                  The Minor Failure Damages, the Major Failure Damages, the Warranty Damages and the Rebate Damages are collectively referred to herein as “Damages”.

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1.3.                              Setoff/Reimbursement Procedure.

(a)                                  In the event of an occurrence under Section 1.2(a) above, Buyer shall be entitled to setoff against those payments to be made pursuant to Section 3.2(b) — (d) of the Purchase Agreement.

(b)                                 In the event of an occurrence under Section 1.2(b) above, Buyer shall be entitled to setoff against or obtain reimbursement from Seller for up to $1,000,000 of Damages.  Buyer may setoff against those payments to be made pursuant to Section 3.2(b) — (d) of the Purchase Agreement, and if such setoff is not sufficient to satisfy Buyer’s Damages, then Seller shall reimburse Buyer for such unsatisfied Damages in an amount equal to payments previously made pursuant to Section 3.2(b) — (d) of the Purchase Agreement in immediately available funds due upon receipt of Buyer’s notice pursuant to Section 1.4.

(c)                                  In the event of an occurrence under Section 1.2(c) above, Buyer shall be entitle to setoff against those payments to be made pursuant to Section 3.2(b) — (d) and/or Section 3.6 of the Purchase Agreement.

(d)                                 In the event of an occurrence under Section 1.2(d) above, Buyer shall be entitled to setoff against those payments to be made pursuant to Section 3.2(b) — (d) and/or Section 3.6 of the Purchase Agreement.

(e)                                  Regardless of whether Buyer sustains any actual damages in connection with any warranty claims of the Product Line business occurring or arising out of products sold by Seller prior to the Closing Date or sustains actual damages in excess of $50,000, Buyer shall be entitled to setoff the amount of $50,000 against the payment to be made pursuant to Section 3.2(b) - (d) of the Purchase Agreement.

1.4.                              Notice.  If Buyer desires to exercise its setoff/reimbursement rights, it shall deliver a written statement to Seller which shall state the nature of the default and the amount of Damages sustained as a result of such default.  Such default claim shall not be in duplication to any amounts sought by Buyer for any alleged breach of the Manufacturing Agreement by Seller.

1.5.                              Definitions.  Any capitalized terms herein which are not defined herein shall have the meanings ascribed to them in the Manufacturing Agreement or Purchase Agreement, as applicable.

SECTION II
MISCELLANEOUS

2.1.                              Waiver.  Except as otherwise provided in this Agreement, no action or inaction by a party shall be deemed a waiver of any of such party’s rights or remedies unless such party specifically agrees in writing that such action or inaction shall constitute a waiver of its rights or remedies.  Any waiver shall apply only to the particular instance for which it was agreed.

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2.2.                              Notices.  Any notice to be given pursuant to this Agreement may be (i) delivered personally to the place of business of the party to whom it is addressed, (ii) sent by prepaid, registered or certified mail, return receipt requested, (iii) sent by facsimile transmission, or (iv) shipped via Federal Express or other nationally known and reputable overnight delivery service to the following address:

(a)	If to Seller:	Cycle Country Accessories Corp.
5929 Baker Road, Suite 400
Minnetonka, MN 55345
Attn: Robert Davis, Chief Executive Officer

	with a copy to:	Henson & Efron, P.A.
220 South Sixth Street, Suite 1800
Minneapolis, MN 55402
Attn: Clark D. Opdahl

(b)	If to Buyer:	Kolpin Outdoors, Inc.
205 N. Depot Street
Fox Lake, WI 53933
Attn: Tom Lutes, President & CEO

	with a copy to:	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202
Attn: John A. Dickens, Esq.

and shall be deemed delivered when so delivered, mailed or shipped, or in the case of facsimile transmission, upon receipt of a confirmation slip evidencing satisfactory transmission.  Either party may change the address for receipt of notices in accordance with the foregoing provisions.

2.3.                              Amendment.  This Agreement shall not be amended except by an agreement in writing executed by the parties hereto.

2.4.                              Governing Law.  This Agreement shall be deemed to have been made in and shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of law provisions thereof.

2.5.                              Entire Agreement.  This Agreement represents the entire Agreement between the parties with respect to setoff rights and supercedes all prior discussions, agreements and understandings of every kind and nature between them.

2.6.                              Severability.  Should any individual provisions of this Agreement be or become invalid, this shall not affect the validity of the Agreement as a whole.  Any invalid provision shall be replaced by such valid provisions as comes closest to the economic intentions of the parties.  The same shall apply in the event of any contractual gaps.

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2.7.                              Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation

By:
Its:

CYCLE COUNTRY ACCESSORIES CORPORATION, an Iowa corporation

By:
Its:

KOLPIN OUTDOORS, INC

By:
Its:

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EXHIBIT D

MASTER SUPPLY AGREEMENT

THIS MASTER SUPPLY AGREEMENT (“Agreement”) is made and entered into as of the           day of                   , 2011, by and between CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation to be known as [                                 ] (“Supplier”), and KOLPIN OUTDOORS, INC., a Wisconsin corporation (“Purchaser”).  Supplier and Purchaser may be collectively referred to herein as the “Parties” or individually as a “Party.”

W I T N E S S E T H:

WHEREAS, Purchaser and Supplier desire to enter into this Agreement under which certain products will be supplied by Supplier to Purchaser pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, Purchaser and Supplier, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby promise and agree as follows:

1.             Products.  During the term of this Agreement, Purchaser hereby grants to Supplier the exclusive right to manufacture those products described on Exhibit A attached hereto (collectively, the “Products”) on the terms and conditions set forth in this Agreement and Purchaser shall purchase all of its requirements for the Products from Supplier.  Purchaser shall have the right, at any time during the term of this Agreement and without affecting any other provision of this Agreement, to revoke the exclusivity of the right to manufacture the Products if Supplier upon the occurrence of a Major Breach which is not cured within the applicable cure period.  During the term of this Agreement, Supplier shall not manufacture or sell the Products for or to any third party other than Purchaser.

2.             Purchase Orders.  Supplier shall manufacture the Products for Purchaser only upon receipt of written purchase orders from Purchaser setting forth the specifications, quantities, delivery schedule and such other requirements as Purchaser may reasonably require.  Purchaser will provide Supplier with a rolling sixty (60) day forecast at the start of each week for the Products; provided that no later than December 31, 2011, Purchase will provide Supplier with a ninety (90) day firm forecast for Purchaser’s requirements for the Products for the remaining term of this Agreement.  At all times during the term of this Agreement, Purchaser shall provide Supplier with non-cancellable purchase orders reflecting Purchaser’s requirements for the Products for the succeeding sixty (60) day period; provided that no later than December 31, 2011, Purchase will provide Supplier with a ninety (90) day firm forecast for Purchaser’s requirements for the Products for the remaining term of this Agreement.  Supplier acknowledges and agrees that time is of the essence with respect to Supplier’s performance under this Agreement.  Supplier shall supply all labor, supervision, equipment, materials and components necessary to meet Purchaser’s requirements for the Products.  In the event that the lead-time for Supplier’s purchase of any material or component of any Product is greater than sixty (60) days, other than with respect to last ninety (90) day firm forecast required to be delivered by Purchaser as provided above, Purchaser agrees to be responsible for the cost of such component in the event Purchaser fails to take delivery of such Product.  Supplier shall use all commercially reasonable efforts to minimize the costs of materials and components and lead-times without in any way compromising Product quality or compliance with the requirements of this Agreement.  The terms and conditions set forth in this Agreement shall control any conflicting or inconsistent terms and conditions found in any of Supplier’s or Purchaser’s order acknowledgements, invoices, bills of lading or other shipping documentation.

3.             Order Changes.  Purchaser may request changes, in a written order, to the specifications, drawings, designs, quantities and delivery schedules or instructions incorporated in any purchase order issued in connection with this Agreement.  Any such changes shall be deemed approved unless Purchaser is notified in writing within ten (10) days after receipt by Supplier of notice of the requested change.  Supplier agrees to use its best efforts to accommodate any reasonable changes requested by Purchaser.  Any notification by Supplier that it does not approve of the requested changes shall include Supplier’s basis for rejection, including required lead times of suppliers, the amount of any increased costs in materials or labor or equipment requirements.  The parties agree to work together in good faith in a manner to accommodate Purchaser’s requested changes and Supplier’s basis for rejection.  Extensions of time for delivery shall not be binding on Purchaser unless approved in writing by an authorized representative of Purchaser.

4.             Price.  The initial prices to be paid by Purchaser for the Products shall be set forth on Exhibit A attached hereto.  During the term of this Agreement, Supplier may revise Exhibit A upon sixty (60) days written notice to Purchaser in the event of both an increase in the CRU Steel Price Index of more than ten percent (10%) and an increase in Supplier’s actual cost of steel of more than ten percent (10%).  The notice to Purchaser shall include such documents or other information evidencing such increased prices.

5.             Payment.

(a)           Supplier shall invoice Purchaser for all Products upon shipment and such invoices shall be payable by Purchaser net ten (10) days from the date of invoice.  Each invoice shall set forth the purchase order number, the Products and the calculation of the prices therefor.  Any amounts due Supplier that are not paid within twenty (20) days of when due shall accrue interest from the due date at a rate equal to twelve percent (12%) per annum.   All payments hereunder shall be made in U.S. dollars.

(b)           Purchaser shall be responsible for, and will pay or reimburse Supplier for, all taxes, duties and other governmental charges based on amounts payable for the Products, their importation, resale or use, which are now or hereafter imposed under or by any governmental authority or agency, except for income or franchise taxes imposed upon Supplier.

6.             Shipments and Deliveries.  Shipments and deliveries shall be in accordance with Purchaser’s written instructions and must be made to the specified ship to location, or, if none is specified, then warehoused by Supplier in accordance with the Warehouse and Transition Services Agreement dated as of the date hereof between Purchaser and Supplier (the “Warehouse Agreement”).  Shipment of the Products shall be FOB Supplier’s facility and title and risk of loss

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shall pass to Purchaser upon delivery to the carrier.  Purchaser shall be responsible for all costs of shipping the Products.

7.             Inspection.  Upon receipt of the Products, Purchaser shall, using reasonable diligence, examine the Products as to quality and quantity.  Unless Purchaser notifies Supplier in writing to the contrary within five (5) business days from the receipt thereof, the Products shall be deemed to have been accepted.

8.             Term of Agreement; Default.

(a)           The term of this Agreement shall commence effective as of the date hereof and shall continue thereafter until March 31, 2012, unless mutually agreed to by the Parties or unless otherwise terminated in accordance with the terms of this Agreement.

(b)           The occurrence of any of the following events shall constitute a default under this Agreement:

(i)            Purchaser shall fail to materially perform any covenant or agreement of the Purchaser set forth herein (“Purchaser Breach”) which is not cured by Purchaser within thirty (30) days after notice from Supplier;

(ii)           Either Party (1) becomes unable to pay its debts when due, otherwise becomes insolvent or admits in writing that it is insolvent; (2) makes an assignment for the benefit of creditors or files a petition in bankruptcy; or (3) commences any proceeding under any bankruptcy or similar law;

(iii)          A Minor Breach occurs during any month when a Minor Default, as described on Exhibit B attached hereto, is not cured by Supplier within thirty (30) days after notice from Purchaser;

(iv)          A Major Breach occurs during any month when a Major Default, as described on Exhibit B attached hereto, is not cured by Supplier within twenty-one (21) days after notice from Purchaser; or

(v)           A Catastrophic Breach occurs during any month when a Catastrophic Default, as described on Exhibit B attached hereto, is not cured by Supplier within twenty-one (21) days after notice from Purchaser; provided that no further cure period shall be permitted in the event that Supplier ceases all manufacturing under this Agreement for a period of ten (10) consecutive days.

(c)           Notwithstanding the stated term above, this Agreement may be terminated in accordance with the following:

(i)            By the Supplier, upon written notice to the Purchaser, upon the occurrence of a Purchaser Breach and if such Purchaser Breach is not cured within the applicable cure period;

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(ii)           Automatically, without notice, upon in the event of a default described in Section 8(b)(ii) above;

(iii)          By the Purchaser, upon written notice to Supplier, upon the occurrence if a Major Default and if such Major Default is not cured within the applicable cure period;

(iv)          By the Purchaser, upon written notice to Supplier, upon the occurrence of a Catastrophic Default and if such Catastrophic Default is not cured within the applicable cure period, if any; or

(v)           By Purchaser, upon written notice to Supplier, if Supplier breaches the terms of the Warehouse and Transition Services Agreement or any other agreement between the Parties and such breach is not cured within any applicable cure period or if such Warehouse and Transition Services Agreement is terminated.

(d)           The parties acknowledge and agree that in the event Supplier fails to perform its obligations under this Agreement within the cure periods set forth herein, including, without limitation, its obligations under Section 9 below, Purchaser shall be entitled to withhold or terminate payment of certain amounts due Supplier under the Asset Purchase Agreement dated August 26, 2011 as provided therein or in accordance with the terms and conditions contained in the Setoff Agreement dated as of the date hereof between Purchaser and Supplier.

(e)           In the event this Agreement is terminated for any reason, Supplier shall immediately stop all work under any purchase order issued in connection herewith or, at the non-defaulting Party’s option, complete the manufacture of any Products in process.  Unless Purchaser requires Supplier to complete the manufacture of any Products in process, Supplier shall not be paid for any work done after receipt of a notice of termination, nor for any costs incurred by Supplier which Supplier could have reasonably avoided.  In the event Purchaser requires Supplier to complete the manufacture of any Products in process, Purchaser shall pay the price for such Products in accordance with the terms of this Agreement.  In no event shall the termination of this Agreement affect any rights or obligations accruing or existing at the time of such termination or arising out of such termination.  If this Agreement is so terminated, any claim of Supplier shall be settled on the basis of the reasonable costs it has incurred in the performance of this Agreement before Purchaser’s notice of termination and in no event shall Purchaser be liable for anticipated profits or for incidental or consequential damages.

9.             Warranty.  Supplier expressly warrants that all of the Products purchased under this Agreement will be (i) manufactured in accordance with the written specifications, (ii) free from defects in design, material and workmanship in accordance with Supplier’s published warranty terms as of the date hereof, and (iii) free from security interests, liens or encumbrances.  These warranties shall survive delivery, inspection, acceptance and payment and shall accrue to Purchaser, its successors, assigns, customers and users of the Products.  Purchaser may, at Purchaser’s option, return for credit any defective or nonconforming Products or have defective

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or nonconforming Products repaired or replaced, all at Supplier’s expense.  Defective or nonconforming Products shall not be repaired or replaced unless specified in writing by Purchaser.  Repaired or replaced Products shall be subject to the terms and conditions of this Agreement in the same manner and to the same extent as Products originally delivered under this Agreement. The rights of Purchaser provided in this Paragraph 9 shall be in addition to any other rights provided by law or this Agreement.  THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES WHATSOEVER (EITHER IN FACT OR BY OPERATION OF LAW), INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE.  Supplier is not liable for damage to products, property or persons arising out of the improper installation of such Products; modification, repair or tampering of such Products by anyone other than Supplier; misuse of the Products; or utilization of the Products under conditions exceeding specifications for such Products.

10.           Audit Rights.   Supplier shall, at all times during business hours, permit Purchaser’s employees and agents access to the facilities at which the Products are manufactured and stored.  Upon request, Supplier shall provide to Purchaser copies of any records (including computer or other electronically encoded records) relating to the Products or their manufacture pursuant to this Agreement, including, without limitation, lists of suppliers by commodity (including contact information) and supplier accounts payable records.

11.           Indemnification.

(a)           Purchaser agrees to indemnify and hold harmless Supplier, its affiliates, agent and employees from and against any losses, claims, damages, liabilities, costs or expenses, including reasonable attorneys’ fees (collectively, “Losses”), incurred by any such party to the extent arising out of or in connection with (i) any breach of or default by Purchaser under any provision of this Agreement; or (ii) Purchaser’s actions or omissions constituting negligence or willful misconduct.

(b)           Supplier agrees to indemnify and hold harmless Purchaser, its affiliates, agent and employees from and against any Losses incurred by any such party to the extent arising out of and in connection with (i) any claim for bodily injury, property damage or other Losses related to any defect in any Product caused by any error, act or omission of Supplier or any of Supplier’s subcontractors or manufacturing affiliates; (ii) any breach of or default by Supplier under any provision of this Agreement; or (iii) Supplier’s actions or omissions constituting negligence or willful misconduct.

(c)           The remedies of each Party set forth in this Section 11 are cumulative and in addition to those provided by law.

(d)           EXCEPT AS SET FORTH IN THIS SECTION 11 WITH RESPECT TO THIRD PARTY CLAIMS, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY TYPE FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON

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BREACH OF CONTRACT, TORT (INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE AND STRICT LIABILITY), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.           Insurance.  Each Party shall, at its own expense and at all times during the term of this Agreement, maintain in effect the insurance and minimum limits of coverage as set forth below with insurance companies reasonably acceptable to the other Party.

(a)           Purchaser shall maintain at its expense the following insurance coverages:

(i)            Employee’s Liability Insurance with a limit of not less than $1,000,000 per occurrence;

(ii)           General Liability/Products Liability Insurance with a limit of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate; and

(iii)          Such other insurance as Purchaser considers necessary.

Purchaser shall deliver to Supplier certificates evidencing the insurance coverages set forth above which shall provide not less than 10 days’ prior written notice to Supplier in the event of cancellation or nonrenewal and shall include a waiver of subrogation.  Supplier shall be added as an additional insured on all such policies, but only to the extent of the insured liability assumed under this Agreement and in no way providing for any coverage for any losses resulting from or caused by the negligence or willful misconduct of Supplier and its affiliates, agents and employees.  Neither failure to comply nor compliance with this Section 12(a) shall limit or relieve Purchaser from holding Supplier harmless pursuant to Section 11(a) above.

(b)           Supplier shall maintain at its expense the following insurance coverages:

(i)            Employee’s Liability Insurance with a limit of not less than $1,000,000 per occurrence;

(ii)           General Liability/Products Liability Insurance with a limit of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate;

(iii)          Property and Casualty Insurance insuring all property owned or leased by Supplier and used at the facility where the Products are manufactured, including all inventory held and maintained by Suppler against all risks for its full insurable value;

(iv)          Business Interruption Insurance with limits reasonably satisfactory to Purchaser; and

(v)           Such other insurance as Supplier considers necessary.

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In addition, Seller shall also maintain, at its expense, a tail policy for insurance coverage of all claims for a period of one (1) year following the termination of this Agreement.  Supplier shall deliver to Purchaser certificates evidencing the insurance coverages set forth above which shall provide not less than 10 days’ prior written notice to Purchaser in the event of cancellation or nonrenewal and shall include a waiver of subrogation.  Purchaser shall be added as an additional insured on all such policies, but only to the extent of the insured liability assumed under this Agreement and in no way providing for any coverage for any losses resulting from or caused by the negligence or willful misconduct of Purchaser and its affiliates, agents and employees.  Neither failure to comply nor compliance with this Section 12(b) shall limit or relieve Supplier from holding Purchaser harmless pursuant to Section 11(b) above.

13.           Confidentiality.

(a)           Supplier agrees that it shall, during the term of this Agreement and for a period of five (5) years after the termination of this Agreement, for any reason, neither use any Purchaser Confidential Information (as defined below) for any purpose other than in performing its duties hereunder nor disclose any Purchaser Confidential Information to any person other than a person designated by Purchaser.  In addition, Supplier shall at all times safeguard and protect all Purchaser Confidential Information in the same manner that it safeguards and protects its own proprietary information and, in any case, with not less than reasonable care.  For the purposes of this Agreement, “Purchaser Confidential Information” means:  (i) all proprietary information relating to the Products and Purchaser; (ii) any information concerning any products under development by or sourced for Purchaser but not yet offered for sale; (iii) any information concerning pricing and/or marketing programs or strategies of Purchaser; (iv) any information concerning distributors, service representatives, customers and/or vendors of Purchaser and the terms upon which Purchaser does business with its distributors, service representatives, customers and vendors; (v) any information concerning the salaries or wages paid to, the work records of, or any other personnel information relating to any employee of Purchaser; (vi) any financial or organizational information concerning Purchaser; and (vii) any information of Purchaser obtained by Supplier in connection with its performance under the Warehouse Agreement.

(b)           Purchaser agrees that it shall, during the term of this Agreement and for a period of five (5) years after the termination of this Agreement, for any reason, neither use any Supplier Confidential Information (as defined below) for any purpose other than in performing its duties hereunder nor disclose any Supplier Confidential Information to any person other than a person designated by Supplier.  In addition, Purchaser shall at all times safeguard and protect all Supplier Confidential Information in the same manner that it safeguards and protects its own proprietary information and, in any case, with not less than reasonable care.  For the purposes of this Agreement, “Supplier Confidential Information” means:  (i) all proprietary information relating to Supplier, but specifically excluding any information relating to the Products; (ii) any information concerning any products under development by or sourced by Supplier, other than the Products, for sale to third parties but not yet offered for sale; (iii) any information concerning pricing and/or marketing programs or strategies of Supplier, other than those programs and/or strategies

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contained in this Agreement; (iv) any information concerning the salaries or wages paid to, the work records of, or any other personnel information relating to any employee of Supplier; and (v) any financial or organizational information concerning Supplier.

(c)           Notwithstanding the foregoing, the restrictions set forth in this Section 12 shall not apply to information which (i) is or becomes general public information without disclosure thereof by the receiving party, or (ii) the receiving party is required to disclose by binding a legal requirement, provided the receiving party gives the disclosing party reasonable notice of such requirement and a reasonable opportunity to contest the need for such disclosure.

(d)           The parties acknowledge that the restrictions set forth in this Section 13 are in addition to, and not by way of limitation of, such other rights and remedies as may be available to the disclosing party under applicable law to protect its proprietary information and trade secrets.  The parties agree that the disclosing party shall be entitled to temporary and permanent injunctive relief for any breach or threatened breach of this Section 13 in addition to any other remedies available to it at law, in equity or otherwise.

14.           Purchaser’s Property.  All specifications, drawings, technical documents, tooling, equipment or other material owned by Purchaser and delivered to or in the possession of Supplier relating to the manufacture of the Products (“Purchaser’s Property”) shall be maintained in good condition by Supplier.  Purchaser’s Property shall be owned by and shall remain the property of Purchaser.  Purchaser’s Property shall be stored in Supplier’s facilities in defined and segregated areas.  Purchaser, acting through its authorized representatives and agents, shall, during regular business hours of Supplier, at any time Supplier is in possession of Purchaser’s Property, have the right to inspect Purchaser’s Property and those portions of Supplier’s facilities in which Purchaser’s Property is stored.  Supplier will at no time represent to any third party that it or any party other than Purchaser owns Purchaser’s Property.  Upon cancellation or termination of this Agreement, Supplier will deliver Purchaser’s Property in good condition subject to ordinary wear and tear.

15.           Supplier Equipment.  To the extent that Purchaser rents or leases equipment or cores from Supplier, Purchaser and Supplier will enter into a separate agreement in a form acceptable to the Parties with respect to such equipment or cores.

16.           Force Majeure.  Except with respect to a Catastrophic Breach that occurs prior to January 31, 2012 which is not cured within the applicable cure period, if any, [subject to review of business interruption insurance coverage] neither Party hereto shall be liable for any delay, failure of delivery, or other nonperformance under this Agreement attributable to any circumstances beyond its reasonable control, including, without limitation, any nonperformance because of strikes, work stoppages, accidents, shut down or delay of suppliers, government orders, fires, explosions, weather or other acts of God, embargoes, inability to secure transportation facilities or contingencies arising out of national defense activities, war or emergency conditions.  The Party suffering an event of force majeure will immediately notify the other Party and both Parties will cooperate in good faith in order to minimize the damages for both parties.  If an event of force majeure continues for more than thirty (30) days, then either Party may terminate this Agreement upon ten (10) days written notice to the other Party or, if the

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Party suffering the event of force majeure is Supplier, Purchaser may, at its option, procure the Products from a third party so long as the event of force majeure continues.

17.           Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be considered to be given and received in all respects when personally delivered, when sent by facsimile transmission actually received by the receiving equipment, three (3) days after when deposited in the United States mail, certified mail, postage prepaid, return receipt requested, or one (1) day after when sent by reputable overnight courier service, in each case addressed as follows, or to such other address as shall be designated in writing:

IF TO PURCHASER:	Kolpin Outdoors, Inc.
205 Depot Street
Fox Lake, WI 53933
Attention: Tom Lutes, President

IF TO SUPPLIER:	[ ]
5929 Baker Road, Suite 400
Minnetonka, MN 55345
Attention: Robert Davis, Chief Executive Officer

18.           Entire Agreement. This Agreement and the Exhibits hereto constitute and represent the complete and entire agreement between Purchaser and Supplier, and supersede all previous communications and representations, either written or verbal, with respect to the subject matter of this Agreement.  No amendment or modification to this Agreement shall be valid unless in writing and signed by an authorized signatory of both Parties.

19.           Relationship.  The Parties are independent contractors and their relationship is solely that of buyer and seller.  Nothing in the Agreement or the course of dealing of the Parties shall be construed to constitute the parties hereto as partners, joint venturers, or as agents or distributors for one another, or as authorizing either party to obligate the other in any manner.

20.           Assignment.  No Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, and any attempted assignment without such consent shall be void; provided, however, either Party may assign its rights, interests and obligations hereunder to a subsidiary or an affiliated corporation or entity without the consent of other Party and Purchase may assign its rights, interests and obligations hereunder to a successor of Purchaser in a merger or other stock transaction, or to the purchaser of all or substantially all of Purchaser’s assets, without the prior written consent of Supplier.

21.           Binding Effect.  This Agreement shall be binding upon the parties to this Agreement, their respective representatives, successors and assigns.

22.           Headings.  The headings in this Agreement are for purposes of convenience and ease of reference only and shall not be construed to limit or otherwise affect the meaning of any part of this Agreement.

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23.           Nonwaiver.  Either Party’s failure to enforce any provisions of this Agreement or any rights under this Agreement shall not operate as a waiver of such provisions or rights and the same shall remain in full force and effect for the duration of this Agreement.

24.           Severability.  If any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provision deleted, and the rights and obligations of the parties shall be construed and enforced accordingly.

25.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without reference to the choice of law principles thereof.  The Parties irrevocably agree that any suit, action or legal proceeding arising out of this Agreement may be brought in the state or federal courts sitting in the County of Hennepin, State of Minnesota and the Parties hereby consent to the jurisdiction of such courts in any such suit, action or proceeding and waive all objections which the Parties may have to the venue of any such suit, action or proceeding.

26.           Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.  A facsimile copy of a signature of a Party to this Agreement or any such counterpart shall be fully effective as if an original signature.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

KOLPIN OUTDOORS, INC.

By:
Tom Lutes, President

CYCLE COUNTRY ACCESSORIES CORP.

By:
Robert Davis, Chief Executive Officer

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EXHIBIT A

Products and Prices

EXHIBIT B

Defaults

During any month, delivery by Supplier in accordance with the percentages set forth below with respect to Fill Rate or Ship Complete shall constitute a default as described below and Purchaser shall have all rights and remedies available to it with respect to the applicable default.

The Fill Rate percentage shall mean the percentage determined by dividing the actual quantity of the Products manufactured under the applicable purchase order for any month by the total number of Products requested under such purchase order.

The Ship Complete percentage shall mean the percentage determined by dividing the actual number of line items or part numbers manufactured under the applicable purchase order for any month by the total number of line items or part numbers requested under such purchase order.

The applicable Fill Rate and Ship Complete percentages shall be calculated for each month with respect to the purchase order(s) provided to Supplier for such month.

Type of Default	Fill Rate	Ship Complete
Minor Default	Less than 90% but equal to or greater than 82.5%	Less than 80% but equal to or greater than 75%
Major Default	Less than 82.5% but equal to or greater than 70%	Less than 75% but equal to or greater than 65%
Catastrophic Default	Less than 70%	Less than 65%

For example purposes only, if a purchase order for a month provides for delivery of 50 line items or part numbers and 10 items under each line item or part number, (a) in order to achieve a Fill Rate of 90%, Supplier must manufacture at least 450 items, and (b) in order to achieve a Ship Complete of 80%, Supplier must manufacture at least 40 of the line items or part numbers.

EXHIBIT E

WAREHOUSE AND TRANSITION SERVICES AGREEMENT

THIS WAREHOUSE AND TRANSITION SERVICES AGREEMENT (“Agreement”) is made and entered into as of the          day of                       , 2011, by and between KOLPIN OUTDOORS, INC., a Wisconsin corporation (“Kolpin”), and CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation to be known as [                                  ] (“CCAC”).

W I T N E S S E T H:

WHEREAS, Kolpin and CCAC are parties to the certain Asset Purchase Agreement dated August 26, 2011 (the “Purchase Agreement”), pursuant to which CCAC has agreed to sell, and Kolpin has agreed to purchase, certain assets of CCAC’s business relating to the design, development and manufacture of snow plows and related accessories for ATV and UTV products (the “Business”); and

WHEREAS, as a condition to Kolpin consummating the transactions contemplated under the Purchase Agreement, Kolpin and CCAC desire to enter into that certain Master Supply Agreement, dated as of the date hereof (the “Supply Agreement”), pursuant to which CCAC will manufacture products relating to the Business for Kolpin (such products, as further defined in the Supply Agreement, the “Products”); and

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement and the Supply Agreement, Kolpin desires to engage CCAC to perform certain warehousing, management and shipping services relating to the Products and the transition of the Business to Kolpin and CCAC desires to perform such warehousing, management and shipping services for Kolpin in accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, Kolpin and CCAC, in consideration of the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby promise and agree as follows:

1.             Warehousing Services.  Kolpin hereby retains CCAC, on a non-exclusive basis, for the purpose of providing warehouse space and all necessary equipment and services for the storage and handling of the Products, and CCAC hereby agrees to be engaged in such capacity, all in accordance with the terms, duties and obligations provided in this Agreement.  CCAC agrees to provide all necessary services related to the warehousing of the Products including, but not limited to, outbound handling, storage and order filling, adequate supervision and clerical services, maintenance of inventory records, supply of daily reports listing quantities received, quantities shipped and balance on hand and shipping and packaging services (the “Warehouse Services”).  The obligations of CCAC with respect to the provision of the Warehouse Services are set forth in greater detail in Exhibit A attached hereto.  The Warehouse Services shall be performed by qualified employees of CCAC.  CCAC agrees to cause its employees to devote such of their time and efforts as may be reasonably necessary to perform the Warehouse Services.

2.             Transition Services.  Kolpin hereby retains CCAC, on a non-exclusive basis, for the purpose of providing transition services relating to sales, product development, engineering and customer service for the Products (the “Transition Services” and collectively with the Warehouse Services, the “Services”).  The Transition Services are set forth in greater detail in Exhibit B attached hereto.

3.             Duties of Kolpin.  Kolpin shall from time to time upon reasonable request and notice from CCAC (i) provide CCAC with any and all information necessary for CCAC to perform the Services; and (ii) execute such documents and instruments as CCAC shall deem reasonably necessary to perform the Services.

4.             Compensation.

4.1           In consideration of the Services, Kolpin shall pay to CCAC the fees described on Exhibit C attached hereto (the “Fees”).

4.2           CCAC shall invoice Kolpin bi-weekly for the Fees owed by Kolpin to CCAC for such month and Kolpin shall pay the amounts due pursuant to the invoice within five (5) days of receipt of the invoice unless Kolpin disputes such invoice in good faith.  Each invoice shall indicate the amount due and contain a full itemization of the costs for all Services performed by CCAC during the applicable month.  If Kolpin, in good faith, disputes any amount due to CCAC, Kolpin shall notify CCAC in writing within five (5) days of receipt of the invoice on which the disputed amount appears.  The notice shall specify the items in dispute and describe in detail Kolpin’s reason for disputing each such item.  Upon CCAC’s receipt of such notice, the parties shall use good faith efforts to attempt to resolve the dispute.

5.             Term of Agreement.

5.1           The initial term of this Agreement shall commence effective as of the date hereof and shall continue thereafter until March 31, 2012, unless mutually agreed to by the parties or unless otherwise terminated in accordance with the terms of this Agreement.  Notwithstanding the foregoing, Kolpin may terminate any of the Transition Services upon thirty (30) days notice to CCAC and the Fees shall be adjusted accordingly to take into account the terminated services.

5.2           Notwithstanding the stated term above, this Agreement may be terminated in accordance with the following:

(a)           By the non-defaulting party upon notice to the other party if such other party defaults in the performance of any covenant or agreement set forth herein and if such default is not cured within thirty (30) days after notice from the non-defaulting party (other than with respect to defaults set forth in (c) below);

(b)           Automatically, without notice, in the event either party (i) becomes unable to pay its debts when due, otherwise becomes insolvent or admits in writing that it is insolvent; (ii) makes an assignment for the benefit of creditors or files a petition in bankruptcy; or (iii) commences any proceeding under any bankruptcy or similar law;

(c)           By Kolpin, upon notice to CCAC, if the Supply Agreement is terminated.

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5.3           Upon termination of this Agreement, for any reason, CCAC shall, within ten (10) days of such termination, return to Kolpin all Products in CCAC’s possession or control, at Kolpin’s expense.

6.             Title to Products.  CCAC agrees to take any and all action reasonably deemed necessary by Kolpin to protect and preserve Kolpin’s interest in the Products and shall not suffer or permit any lien to be placed upon any property of Kolpin during the term of this Agreement.

7.             Independent Relationship.  Notwithstanding anything in this Agreement to the contrary, Kolpin and CCAC acknowledge and agree that in performing the Services, CCAC is acting as an independent contractor of Kolpin.  Nothing contained herein or otherwise shall be construed in such manner as to create the relationship of principal and agent.  Neither party nor any of its employees shall have any right or authority to assume or create obligations of any kind, express or implied, on behalf of the other party.

8.             Insurance; Indemnity.

8.1           CCAC agrees to maintain in full force and effect at all times during the term of this Agreement, such insurance as will fully protect Kolpin and CCAC from any and all claims under any workman’s compensation act or other employer’s liability laws, and for any other claims for the damages to property or for personal injury (including death) made by any person or entity that arise from acts or omissions of CCAC in connection with the Services, including, without limitation, the following forms of insurance:

(a)           Workman’s compensation insurance as required by the laws of the jurisdiction where the work is to be performed;

(b)           Unemployment insurance as required by the laws of the jurisdiction where the work is to be performed;

(c)           Commercial general liability coverage, including contractual liability and property damage liability, with a limit of not less than $1,000,000 per occurrence and $2,000,000 in the aggregate;

(d)           Property and Casualty Insurance insuring all property owned or leased by CCAC and used at the facility where the Products are manufactured, including all inventory held and maintained by CCAC against all risks for its full insurable value; and

(e)           Such other insurance as CCAC may deem necessary.

8.2           CCAC agrees to deliver to Kolpin, simultaneous with the execution hereof, a certificate or certificates of insurance setting forth the terms and conditions of the coverages required under Paragraph 8.1, above.

8.3           CCAC agrees to indemnify Kolpin and hold Kolpin harmless from and against any and all claims, liabilities, suits, causes of action, costs and expenses (including reasonable attorneys’ fees) of and against Kolpin, its successors or assigns, to the extent resulting from any breach by CCAC (or any of its employees) of any of its obligations or duties under this

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Agreement, including, without limitation, failure by CCAC to ship the Products in accordance with this Agreement or to the extent resulting from or in connection with the gross negligence or willful misconduct of CCAC (or any of its employees).  The obligation of indemnification set forth in this Paragraph 8.3 shall survive the termination hereof.

8.4           Kolpin agrees to indemnify CCAC and hold CCAC harmless from and against any and all claims, liabilities, suits, causes of action, costs and expenses (including reasonable attorneys’ fees) of and against CCAC, its successors or assigns, to the extent resulting from any breach by Kolpin (or any of its employees) of any of its obligations or duties under this Agreement or to the extent resulting from or in connection with the gross negligence or willful misconduct of Kolpin (or any of its employees).  The obligation of indemnification set forth in this Paragraph 8.4 shall survive the termination hereof.

9.             Shipping Standards.  CCAC agrees to store and ship the Products in accordance with Kolpin’s policies and procedures as Kolpin shall designate from time to time.  Kolpin shall provide CCAC with all orders and shipping papers as appropriate.  CCAC shall complete all bills of lading and other business records and documents regularly used in support of shipping products pursuant to the policies and procedures of Kolpin and CCAC shall provide Kolpin with copies of such documentation promptly following the shipment of such Products.

10.           Audit.  Kolpin shall have the right to inspect and to audit during normal business hours upon reasonable request CCAC’s records, correspondence, receipts, invoices, documents or memoranda specifically related to the Services performed herein.  During the term of this Agreement, Kolpin shall have the right to have certain employees and/or other representatives of Kolpin present at CCAC’s facilities where the Products are manufactured and stored.  Upon Kolpin’s written request and at Kolpin’s expense, CCAC shall deliver to Kolpin copies of all records, correspondence, receipts, invoices, documents or memoranda specifically related to the Services performed herein within 90 days of CCAC’s receipt of such request.

11.           Confidential Information.  The parties acknowledge that in the course of rendering the Services, each party may disclose to the other party, or each party may come into the possession of information as a result of its relationship with the other party under this Agreement regarding the business and affairs of the other party, including information regarding each party’s products and customers.  Each party acknowledges that such information is confidential and proprietary to the other party and covenants and agrees to maintain the confidentiality of such information and to take all necessary steps to insure that its employees will maintain the confidential information and will not disclose any such information to any third party without the prior written consent of the other party.

12.           Taxes.  CCAC shall solely be responsible for the payment of all personal taxes levied or assessed against CCAC’s equipment, improvements, inventory and other personal property owned or leased by CCAC and for all license fees or similar fees imposed by any party by reason of CCAC’s use of such property.

13.           Inventory.  CCAC agrees to maintain a perpetual inventory or continuous inventory system under which information on inventory quantity and availability is updated on a continuous basis.  CCAC shall be responsible for any and all inventory losses due to the

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negligence, willful misconduct or failure to exercise reasonable care of CCAC or its agents, subcontractors or employees.  CCAC shall pay Kolpin the amount of any loss within ten (10) days of the occurrence of such loss.  Inventory control procedures shall be mutually agreed upon by the parties.

14.           Services to Competitors.  During the term of this Agreement, CCAC shall not provide similar services to any other business engaged in a business competitive with the Products.  CCAC’s provision of services in connection with its contract manufacturing business through its Imdyne division in substantially the same manner as it has been conducting such business prior to the date of this Agreement shall not be a violation of this Section 14.

15.           Time of the Essence.  Time is of the essence with regard to CCAC’s performance of the Services under this Agreement.

16.           Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be considered to be given and received in all respects when personally delivered, when sent by facsimile transmission actually received by the receiving equipment, three (3) days after when deposited in the United States mail, certified mail, postage prepaid, return receipt requested, or one (1) day after when sent by reputable overnight courier service, in each case addressed as follows, or to such other address as shall be designated in writing:

If to Kolpin:	Kolpin Outdoors, Inc.
205 Depot Street
Fox Lake, Wisconsin 53933
Facsimile No.:
Attention: Tom Lutes

If to CCAC:	[ ]
5929 Baker Street, Suite 400
Minnetonka, Minnesota 55345
Facsimile No.:
Attention: Robert Davis

17.           Entire Agreement.  This Agreement, and the Exhibits attached hereto, constitute and represent the complete agreement between Kolpin and CCAC, and supersede all previous communications and representations, either written or verbal, with respect to the subject matter of this Agreement.  No amendment, waiver or modification hereto or hereunder shall be valid unless in writing and signed by an authorized signatory of both parties to this Agreement.

18.           Compliance with Laws.  CCAC guarantees compliance in all material respects with all applicable Federal, state and local governmental laws, rules and regulations in the performance of this Agreement, and CCAC shall, in accordance with Paragraph 8 entitled “Insurance; Indemnity,” indemnify and hold Kolpin harmless against any liability on account of any failure of CCAC to so comply.

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19.           Assignment.  CCAC may not assign or subcontract either its rights or obligations under this Agreement without the prior written consent of Kolpin, and any attempted assignment or subcontracting without such consent shall be void.  Kolpin may assign its rights and obligations under this Agreement.

20.           Binding Effect.  This Agreement shall be binding upon the parties hereto, their respective representatives, successors and assigns.

21.           Headings.  The headings in this Agreement are for purposes of convenience and ease of reference only and shall not be construed to limit or otherwise affect the meaning of any part of this Agreement.

22.           Nonwaiver.  Either party’s failure to enforce any provisions of this Agreement or any rights hereunder shall not operate as a waiver by such party of such provisions or rights and the same shall remain in full force and effect for the duration of this Agreement.

23.           Severability.  The parties agree that if any provision of this Agreement shall, under any circumstances, be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provision deleted, and the rights and obligations of the parties shall be construed and enforced accordingly.

24.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without reference to the choice of law principles thereof.  Each party irrevocably agrees that any suit, action or legal proceeding arising out of this Agreement may be brought in the Federal and state courts sitting in County of Hennepin, State of Minnesota and the parties hereby consent to the jurisdiction of such court in any such suit, action or proceeding and waive all objections which such party may have to the venue of any such suit, action or proceeding.

25.           Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.  A facsimile copy of a signature of a party to this Agreement or any such counterpart shall be fully effective as if an original signature.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day, month and year first above written.

KOLPIN OUTDOORS, INC.

By:
Tom Lutes, President

CYCLE COUNTRY ACCESSORIES, CORP.

By:
Robert Davis, Chief Executive Officer

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EXHIBIT A

Warehouse Services

CCAC will provide warehouse space and all necessary equipment and services for the storage and handling of the Products, all in accordance with the terms, duties and obligations provided in this Agreement.  CCAC agrees to provide all necessary services related to the warehousing of the Products including, but not limited to, outbound handling, storage and order filling, adequate supervision and clerical services, maintenance of inventory records, supply of daily reports listing quantities received, quantities shipped and balance on hand and shipping and packaging services (the “Warehouse Services”).

CCAC will make every reasonable effort to operate the facility in Spencer, IA consistent with the processes and policies that it has for the last 30 years, with direction and assistance from Kolpin, providing for the following functions:

1.     Receiving: CCAC will receive and maintain accurate inventory records of all Products.

2.     Storage: CCAC will provide the necessary storage and handling equipment to safely store and handle the Products.

3.     Shipping: CCAC will pick orders and build pallets, containers, and truckloads of Products to ship as directed by Kolpin.

4.     Inventory Control: CCAC will maintain a perpetual inventory process and exercise all reasonable efforts to responsibly manage and control the inventory of Kolpin.

Reporting: CCAC will create and maintain the necessary data and reports on the process of storage, handling and shipping of the Products as is reasonably requested by Kolpin.

EXHIBIT B

Transition Services

CCAC will provide sales, customer service, and product development personnel to provide transition services relating to the sales, customer service, product development, and engineering of the Products (the “Transition Services”) to Kolpin substantially similar to those currently performed prior to Closing during the term of this Agreement.  The individuals currently performing such services and the services they perform is described below.

To the extent that these employees described below do not remain employees of CCAC, then CCAC will make every reasonable effort to provide the employees, consultants or contract employees necessary to fulfill the roles and responsibilities performed by such individuals.  Kolpin will be responsible for directing the work of these individuals after Closing.  CCAC shall provide the following functions:

1.     Sales: CCAC will provide individuals to perform the following duties:

a.     Tony Petersen, vice president of sales: Tony will head up the entire Cycle Country project team, and lead the group in sales, customer service, product development, and engineering.  He will head up the management of all of the major accounts and program implementation, as well as manage the rest of the team.

b.     Bruce Egeness, account manager: Bruce will manage all of the distributor accounts as well as handle customer service during the busy season.  Bruce will handle distributor trade shows and presentations and training of distributor reps.

2.     Customer Service: CCAC will provide individuals to perform the following duties:

a.     Correy Kimmelt: Correy handles customer service and inside sales, primarily for the distributors and their sales reps.

b.     Michelle Hough: Michelle handles customer service and inside sales as well as technical sales and product calls.

c.     Greg Besaw: Greg handles customer service and inside sales as well as technical sales and product calls.  Greg also works part-time in the R&D department doing welding and fit up development.

3.     Product Development & Engineering CCAC will provide individuals to perform the following duties:

a.     Fit-ups:

i.      Gene Buhr: Gene manages the development of products for the fit ups of our products onto new models.

ii.     Sean Ohearn: Sean is a technician and runner working under Gene.

iii.    Dexter Plenis: Dexter is a technical writer, creating manuals and assisting in engineering and customer service during the busy season.

b.     New Product Development: CCAC will provide individuals to perform the following duties:

i.      Curt Hill: Curt is responsible for all new product development.  He works out of his Grand Rapids, Minnesota location, developing products and commuting to and from our Spencer R&D facility.

ii.     Joe Anderson: Joe does design engineering of new products primarily.  He is also involved somewhat with the fit ups.

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EXHIBIT C

Fees

WAREHOUSE & TRANSITION SERVICES AGREEMENT

Function & Fee Schedule

	Annualized	Monthly	7-Month Total (4)

Sales Commissions @ 1% of Net Sales	$90,000	$12,857	$90,000	(1)
Sales Salaries
Tony Petersen - VP of Sales	$113,182	$9,432	$66,023	(1)
Bruce Egeness - Acct Manager	$59,342	$6,374	$44,616	(2)
Customer Service Salaries
Correy Kimmelt	$44,963	$3,747	$26,228
Michelle Hough	$35,154	$2,930	$20,507
Greg Besaw	$36,897	$3,075	$21,523
R&D: Fit-Up Development
Gene Buhr - Fit up Engineer	$62,659	$5,222	$36,551
Sean Ohearn - Technician	$33,072	$2,756	$19,292
Dexter Plenis - Technical Writer	$61,884	$5,157	$36,099
Supplies & Parts	$15,000	$2,143	$15,000
R&D: Product Innovation
Curt Hill - VP of Product Innovation	$112,892	$9,408	$65,854	(1)
Joe Anderson - Design Engineer	$62,877	$5,240	$36,678
Supplies & Travel	$36,000	$5,143	$36,000
Warehouse Expense (4% of sales)	$280,000	$40,000	$280,000	(3)
	$1,043,922	$113,482	$794,371

(1)

Commissions paid based on Net Sales, based on estimation of $9.0 mm in seasonal sales.  Commissions are owed to Tony & Curt based on formula of 1/2 of 1% of all Net Sales paid to each of them. Cycle Country is responsible for all commissions earned on shipments prior to closing, which is why we reduced . the estimated sales down to $9.0 mm.

(2)	Bruce’s monthly pay includes a bonus of $10k for the sales season.

(3)	Warehose expense paid at a formula of 4% of Gross Sales directly to Kolpin, based on estimation of $7.0mm in sales.

(4)	Total for 7-months of services is based on the estimated start date of September 1, 2011, and running through March 31, 2012 and subject to change.

EXHIBIT F

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the “Guaranty”) is effective as of the            day of                , 2011, by FCF PARTNERS, LP, a Delaware limited partnership (“Guarantor”), in favor of CYCLE COUNTRY ACCESSORIES CORP., a Nevada corporation to be known as [                                 ] (“Cycle Country-Nevada”), and CYCLE COUNTRY ACCESSORIES CORPORATION, an Iowa corporation (“Cycle Country-Iowa” and together with Cycle Country-Nevada, collectively “Seller”).

RECITALS

A.            Seller and Kolpin Outdoors, Inc., a Wisconsin corporation (“Buyer”), are parties to an Asset Purchase Agreement dated August 26, 2011 (the “Asset Purchase Agreement”) pursuant to which Buyer has agreed to acquire certain assets of Seller.

B.            As a material inducement for Seller to enter into the Asset Purchase Agreement, Guarantor has agreed to enter into this Guaranty pursuant to which Guarantor guarantees certain of Buyer’s obligations under the Asset Purchase Agreement.

NOW, THEREFORE, in consideration of the recitals set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,  Guarantor does hereby agree as follows:

GUARANTY OF PAYMENT

1.             The Guaranty.

1.1          Guarantor’s Agreement.  Guarantor hereby unconditionally and irrevocably guarantees to Seller, the timely, complete and full payment and performance when due of the Liabilities (as defined below).  Guarantor acknowledges that Seller has given sufficient consideration for the guarantee under this Guaranty by closing the transactions contemplated under the Asset Purchase Agreement.  Guarantor acknowledges that Seller is closing the transactions contemplated under the Asset Purchase Agreement in reliance on the terms of this Guaranty.   Seller agrees to give Guarantor thirty (30) days prior written notice to Seller taking any action to enforce its rights under this Guaranty.

1.2          Liabilities.  Except as otherwise provided in this Guaranty, the term “Liabilities” shall mean for all purposes hereof all obligations of Buyer to Seller pursuant to Section 3.2(b), (c) and (d) of the Asset Purchase Agreement and the payment of all Expenses (as such term is defined below).

1.3          Expenses.  For all purposes of this Guaranty, the term “Expenses” shall mean all reasonable attorneys’ fees, court costs, and other reasonable legal expenses and all other costs and expenses of any kind which Seller may at any time pay or incur in attempting to collect, compromise or enforce in any respect this Guaranty, whether or not suit is ever filed, and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving Buyer or Guarantor.  If Seller pays any such Expenses, the amount of Expenses so paid, if not reimbursed by Guarantor upon demand, shall thereafter accrue interest, and Guarantor shall pay such Expenses to Seller with interest, at a rate of 10% per annum, accruing from the date of such demand until such Expenses shall be paid to Seller in full.

2.             Representations and Warranties.  Guarantor hereby represents and warrants to Seller with respect to Guarantor as follows:

2.1          Review of Guaranty and Liabilities.  Guarantor has reviewed with the benefit of legal counsel the terms of this Guaranty and the Liabilities;

2.2          Authorization.  This Guaranty has been duly approved by all necessary action on the part of Guarantor.  Guarantor is not nor will it be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Guaranty;

2.3          Financial Benefit to Guarantor.  Guarantor is deriving a material financial benefit from the Asset Purchase Agreement;

2.4          Enforceability.  Each obligation under this Guaranty is legal, valid, binding and enforceable against Guarantor in accordance with the terms except as limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and general principles of equity;

2.5          No Existing Defaults and No Litigation.  Guarantor is not in default under any agreement, the effect of which could materially and adversely affect performance of its obligations under this Guaranty.  There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against Guarantor before any court or any other governmental authority of any kind which could materially and adversely affect performance of its obligations under this Guaranty;

2.6          Guaranty Will Cause No Violations of Law or Other Defaults.  Neither the execution and delivery of this Guaranty nor compliance with its terms will (a) violate any presently existing order, writ, injunction or decree of any court or other governmental authority of any kind relating to Guarantor, or (b) result in any default by Guarantor under any other document or agreement of any kind; and

2.7          No Misstatements or Omissions.  This Guaranty does not contain any untrue statement of fact or omit to state any fact material to this Guaranty.

3.             Certain Events Not Affecting Obligations of Guarantor.  The continuing and absolute obligations of Guarantor hereunder shall not be affected by any of the following: (a) the release or discharge of Buyer or any subsidiary of Buyer in any creditors’

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receivership, bankruptcy, reorganization, insolvency, or other proceeding; (b) the rejection or disaffirmance in any such proceeding of any amounts owed by Buyer or any subsidiary of Buyer under the Liabilities; (c) the impairment or modification of any amounts owed by Buyer or any subsidiary of Buyer under the Liabilities, or of any remedy for the enforcement thereof, or of the estate of Buyer or any subsidiary of Buyer in bankruptcy, resulting from any present or future federal or state bankruptcy law or any other law of any kind or from the decision or order of any court or other governmental authority; (d) any defense of Buyer or any subsidiary of Buyer; (e) the cessation of the liability of Buyer or any subsidiary of Buyer for any cause whatsoever; (f) any sale, assignment, transfer or other conveyance (including any conveyance in lieu of foreclosure or any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any amounts owed by Buyer or any subsidiary of Buyer under the Liabilities; or (g) any disability or defense of any kind with respect to any provision of this Guaranty.

4.             Waivers.  Guarantor hereby expressly waives: (i) notice of the acceptance by Seller of this Guaranty, presentment, demand, notice of dishonor, protest, notice of protest, and all other notices except any specifically required by this Guaranty; (ii) all diligence in collection of any amount owed by Buyer under the Liabilities or any other obligation hereunder; (iii) the benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect; (iv) any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of Seller to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding; and (v) any defense based on an election of remedies by Seller whether or not such election may affect in any way the recourse, subrogation or other rights of Guarantor against Buyer or any subsidiary of Buyer or any other person in connection with the amounts owed by Buyer or any subsidiary of Buyer under the Liabilities.

5.             Miscellaneous.

5.1          Continuing Guaranty.  Except as otherwise provided herein, this Guaranty shall in all respects be a continuing guarantee, remaining in full force and effect (notwithstanding, without limitation, that from time to time all amounts owed by Buyer or any subsidiary of Buyer under the Liabilities have been satisfied in full).

5.2          Successors and Assigns; Joint and Several Liability.  This Guaranty shall inure to the benefit of Seller and its heirs, legatees, personal representatives, participants, successors and assigns.  This Guaranty shall be binding on Guarantor and the successors and assigns of Guarantor.  If this Guaranty is executed by more than one person, it shall be the joint and several undertaking of each of the undersigned.  Regardless of whether this Guaranty is executed by more than one person, it is agreed that the undersigned’s liability hereunder is several and independent of any other guarantees or other obligations at any time in effect with respect to the Liabilities or any part thereof and that Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guarantees or other obligations.

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5.3          Notices.  All notices permitted or required pursuant to this Guaranty shall be in writing and shall be deemed to have been properly given: (i) if served in person; (ii) on the third (3rd) Business Day following the day such notice is deposited in any post office station or letterbox if mailed by certified or registered mail, return receipt requested, postage prepaid, or (iii) on the first (1st) Business Day following the day such notice is delivered to the carrier, with all charges prepaid, if sent by Federal Express or Airborne overnight delivery, if addressed to the party to whom such notice is intended as set forth below (or to such other address as such party hereto shall direct by like written notice):

(a)                                  Notices to Guarantor:

FCF Partners, LP

250 W Coventry Court, Suite 201

Milwaukee, WI 53217

Attention: Scott Roeper

Fax No.: (414) 967-7905

with a copy to:                                                                 Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI 53202

Attention: John A. Dickens, Esq.

Fax No.: (414) 273-5198

(b)                                 Notices to Seller:

Cycle Country Accessories Corp.

5929 Baker Road, Suite 400

Minnetonka, MN 55402

Attention: Robert Davis, Chief Executive Officer

Fax No.:

with a copy to:                                                                 Henson & Efron, P.A.

220 South Sixth Street, Suite 1800

Minneapolis, MN 55402-4503

Attention: Clark D. Opdahl

Fax No.: (612) 339-6364

or to either party at such other addresses as such party may designate in a written notice to the other party given in the manner specified herein.

5.4          Entire Agreement.  This Guaranty constitutes the entire agreement of Guarantor for the benefit of Seller and supersedes any prior agreements with respect to the subject matter hereof.

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5.5          No Modification Without Writing.  This Guaranty may not be terminated or modified in any way nor can any right of Seller or any obligation of Guarantor be waived or modified, except by a writing signed by Seller and Guarantor.

5.6          Severability.  Each provision of this Guaranty shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Guaranty shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Guaranty.

5.7          Cumulative.  All rights and remedies of Seller and all obligations of Guarantor under this Guaranty are cumulative.  In addition, Seller shall have all rights and remedies available to it in law or equity for the enforcement of this Guaranty.

5.8          Effect of Seller’s Delay or Action.  No delay by Seller in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Seller of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy. No action of Seller permitted hereunder shall in any way impair or otherwise affect any right of Seller or obligation of Guarantor under this Guaranty.  Seller shall not be liable in any way for any decrease in the value or marketability of any property securing any of the amounts owed by Buyer which may result from any action or omission of Seller in enforcing any part of this Guaranty.

5.9          Governing Law.  This Guaranty shall be construed under and governed by the internal laws of the State of Minnesota.

5.10        VENUE.  GUARANTOR, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH HEREBY ARE ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, AT SELLER’S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF HENNEPIN, STATE OF MINNESOTA, GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE.  GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGES THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY SELLER ON THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.

FCF PARTNERS, LP

By: CC Partners I LLC, its general partner

By:
Its:

Acknowledged and agreed to as of

as of this              day of                       , 2011

CYCLE COUNTRY ACCESSORIES CORP.,
a Nevada corporation

By:
Robert Davis, Chief Executive Officer

CYCLE COUNTRY ACCESSORIES CORPORATION
an Iowa corporation

By:
Robert Davis, Chief Executive Officer

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Annex B

August 26, 2011

Mr. Robert Davis

Cycle Country Accessories Corp.

5929 Baker Road, Suite 400

Minnetonka, MN 55345

RE:      Kolpin Outdoors, Inc.

Dear Bob:

The purpose of this letter is to set forth our understanding regarding the license arrangement between Kolpin Outdoors, Inc. (“Kolpin”) and Cycle Country Accessories Corp. (“Cycle Country”). Kolpin and Cycle Country have engaged in discussions regarding the potential purchase by Kolpin of Cycle Country’s snow plow and related accessories product line for ATV’s and UTV’s (the “Proposed Transaction”). In connection with the execution and delivery of the definitive agreement for the Proposed Transaction, Kolpin desires to sub-license from Cycle Country, and market and sell under the Kolpin brand, the “X factor” and “dixie” product line of Cycle Country (the “Licensed Products”). The right to manufacture and sell the Licensed Products is licensed by Cycle Country from Curt Hill (“Hill”) pursuant to that certain License Agreement, dated as of April 1, 2011 (the “License Agreement”).

Cycle Country hereby grants to Kolpin a worldwide, non-transferable, royalty-free (except as provided below) sub-license (the “Sub-License”) to market and sell the Licensed Products under the Kolpin brand. The term of the Sub-License provided for herein shall be for the term of the License Agreement. This letter agreement and the Sub-License shall automatically terminate upon the closing of the Proposed Acquisition. In the event that the Proposed Acquisition does not close, Kolpin agrees to pay to Cycle Country a royalty equal to five percent (5%) of the Net Revenue from the sale of the Licensed Products by Kolpin during the term of the Sub-License, calculated in the manner described in the License Agreement. Such royalty payments shall be calculated and paid by Kolpin at the times and in the manner specified in the License Agreement. Kolpin acknowledges that it has read the License Agreement and agrees to be bound by the provisions binding upon Cycle Country as licensee under the License Agreement, as if Kolpin was the licensee under the License Agreement. Kolpin further acknowledges that Kolpin’s rights are subject to the rights of Hill, as licensor, under the License Agreement, including, specifically, the right of Hill to terminate the license upon the failure to achieve certain minimum annual sales of Licensed Products.

This Agreement is not assignable by Kolpin without Cycle Country’s prior written consent. Notwithstanding anything to the foregoing, Kolpin is not assuming any obligation of Cycle Country under the License Agreement.

Please confirm your agreement to the terms of this letter by signing where indicated below and returning a copy to the undersigned.

Very truly yours,

KOLPIN OUTDOORS, INC.

/s/ Tom Lutes
Tom Lutes, President

Acknowledged and agreed to this
26th day of August, 2011.

CYCLE COUNTRY ACCESSORIES CORP.

By:	/s/ Robert Davis
Robert Davis, Chief Executive Officer

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